Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

This SECOND AMENDMENT AND RESTATEMENT AGREEMENT, dated as of September 10, 2014 (this “Agreement”), is entered into by and among MARRIOTT VACATIONS WORLDWIDE CORPORATION, a Delaware corporation (“MVWC”), MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Signing Lenders”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement referred to below.

RECITALS

WHEREAS, MVWC, the Borrower, the Administrative Agent and Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents (collectively, in such capacity, the “Documentation Agents”), Bank of America, N.A. and Deutsche Bank Securities Inc. as co-syndication agents (collectively, in such capacity, the “Syndication Agents”), entered into the Credit Agreement, dated as of October 20, 2011 (as amended by the First Amendment, dated as of November 17, 2011, the Waiver and Second Amendment, dated as of November 18, 2011, the Third Amendment, dated as of May 21, 2012, and the Fourth Amendment, dated as of June 27, 2012, the “Original Credit Agreement”);

WHEREAS, MVWC, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the several banks and other financial institutions or entities from time to time parties thereto entered into that certain Amendment and Restatement Agreement, dated as of November 30, 2012 (the “First Amendment and Restatement Agreement”), to amend and restate the Original Credit Agreement (as amended by the First Amendment and Restatement Agreement, the First Amendment, dated as of June 12, 2013 and the Second Amendment, dated as of October 4, 2013, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in its entirety to, among other things, extend the Termination Date of the Commitments of each Extending Lender designated as an Extending Lender on its signature page hereto (each an “Extending Lender”) to September 10, 2019;

WHEREAS, the Required Lenders, the Extending Lenders and the New Lenders (as defined below) are willing to effect the amendment and extension set forth herein on the terms and subject to the conditions of this Agreement;

WHEREAS, each Extending Lender wishes to extend its Commitment under the Existing Credit Agreement (each such Commitment, an “Existing Commitment”) and at the discretion of the Extending Lender, to provide Additional Commitments (as defined below) on the terms set forth herein;

WHEREAS, each Person designated as a New Lender (as defined below) on its signature page hereto agrees to provide New Commitments (as defined below) on the terms set forth herein; and

WHEREAS, the Administrative Agent has received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and, for those Mortgaged Properties that are located in a special flood hazard area, evidence of flood insurance as required under the Flood Insurance Laws (for purposes of the foregoing, “Flood Insurance Laws” means, collectively, (i) the

National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment and Restatement of Existing Credit Agreement. The parties hereto agree that the Existing Credit Agreement (and any exhibits and schedules thereto) shall be amended and restated in its entirety on the Second Amendment Effective Date (as defined in Section 4 below) such that, on the Second Amendment Effective Date, (a) the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Second Amended and Restated Credit Agreement”) shall replace the Existing Credit Agreement and the exhibits and schedules attached thereto shall replace the applicable exhibits and schedules existing prior to the Second Amendment Effective Date and (b) the Second Amended and Restated Guarantee and Collateral Agreement attached hereto as Exhibit B (the “Second Amended and Restated Guarantee and Collateral Agreement”) shall replace the Amended and Restated Guarantee and Collateral Agreement made effective in connection with the Existing Credit Agreement.

SECTION 2. Extended Loans.

(a) Subject to the terms and conditions set forth herein, each Extending Lender agrees (i) (x) to convert 100% of its Existing Commitment into a 2019 Commitment (as defined below) (an “Extended Commitment”) and any outstanding Loans into Loans under the Second Amended and Restated Credit Agreement, and as applicable, and (y) to increase its existing commitment by the amount equal to such Extending Lender’s aggregate 2019 Commitment set forth on Schedule 1.1A to Exhibit A hereto minus such Extending Lender’s Extended Commitment (any such increase to its existing commitment, an “Additional Commitment”) and (ii) that the amount of its aggregate 2019 Commitment as of the Second Amendment Effective Date shall be as set forth in Schedule 1.1A to Exhibit A hereto under the heading “2019 Commitment”.

(b) The Commitments of a Lender that is not an Extending Lender (a “Non-Extending Lender”) shall be replaced with an Additional Commitment of an Extending Lender and/or with a New Commitment of a New Lender, at the discretion of the Administrative Agent. The Existing Commitments of each Non-Extending Lender shall terminate as of the Second Amendment Effective Date and the Borrower shall pay any and all amounts owing to each Non-Extending Lender under the Existing Credit Agreement in accordance with the Existing Credit Agreement on the Second Amendment Effective Date.

SECTION 3. New Credit Commitments.

Each Person (other than an Extending Lender) that executes and delivers a signature page attached hereto as Schedule I (each such Person, a “New Lender” and together with Extending Lenders, the “2019 Lenders”) hereby (i) agrees to the terms of this Agreement and (ii) commits to make Loans to the Borrower on the Second Amendment Effective Date (the “New Commitment” and together with the Extended Commitments and any Additional Commitments, the “2019 Commitments”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such New Lender. Subject to the terms and conditions set forth herein, each New Lender agrees to make New Commitments to the Borrower on the Second Amendment Effective Date not to exceed the amount

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set forth on Schedule 1.1A to Exhibit A hereto attached hereto opposite such New Lender’s name. At the option of the Administrative Agent with the written consent of the Borrower, New Commitments and/or Additional Commitments may be made, to the extent of the amount thereof, to replace in accordance with this Agreement, the Commitments that are not so extended, by the replacement of Lenders pursuant to Section 2.17(c) of the Existing Credit Agreement with New Lenders and/or Extending Lenders, as the case may be.

SECTION 4. Conditions to Effectiveness of Agreement. The effectiveness of this Agreement, the obligations of each Extending Lender to make Extended Commitments and Additional Commitments, the obligations of each New Lender to make New Commitments and the amendment and restatement of the Existing Credit Agreement as provided for herein are subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Second Amendment Effective Date”):

(a) The Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) a counterpart of this Agreement, executed and delivered by (a) the Borrower, MVWC and each Subsidiary Guarantor, (b) the Required Lenders (it being understood and agreed that pursuant to Section 2.17 of the Existing Credit Agreement and for purposes of this Agreement, the percentage in such definition being deemed to be 66-2/3%), (c) each Extending Lender, (d) each New Lender and (e) the Administrative Agent;

(ii) (x) the Second Amended and Restated Credit Agreement, executed by the Signing Lenders and each Loan Party party thereto in the form attached hereto as Exhibit A hereto and (y) the Second Amended and Restated Guarantee and Collateral Agreement, executed by each Loan Party party thereto in the form attached hereto as Exhibit B hereto.

(iii) the legal opinion of (A) the Borrower’s in-house counsel and (B) Greenberg Traurig LLP, counsel to the Borrower and its Subsidiaries; and

(iv) a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower or MVWC, (A) certifying that since the date of the Original Credit Agreement (or, with respect to any Subsidiary of MVWC or the Borrower that became a Loan Party after the date of the Original Credit Agreement, since the date on which such Subsidiary became a Loan Party), there have been no changes to the organizational documents of the Loan Parties delivered in connection with Section 5.1(g)(i) of the Original Credit Agreement, and (B) confirming compliance with the conditions set forth in paragraphs (b), (c) and (d) below.

(b) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

(c) No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or after giving effect to the amendments contemplated herein and the extensions of credit requested to be made on the Second Amendment Effective Date.

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(d) All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Existing Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Second Amendment Effective Date.

(f) The Administrative Agent and the other Lenders shall have received, at least 5 days prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, previously requested by the Administrative Agent.

SECTION 5. Effect of Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(b) The parties hereto acknowledge and agree that (i) this Agreement, the Second Amended and Restated Credit Agreement, the Second Amended and Restated Guarantee and Collateral Agreement and any other Loan Documents (as defined in the Second Amended and Restated Credit Agreement) executed and delivered in connection herewith do not constitute a novation, or termination of the Obligations under the Existing Credit Agreement as in effect prior to the Second Amendment Effective Date; (ii) such Obligations are in all respects continuing (as amended and restated by the Second Amended and Restated Credit Agreement) with the terms, conditions, covenants and agreements contained in the Existing Credit Agreement being modified only to the extent provided in the Second Amended and Restated Credit Agreement; and (iii) the Liens and security interests as granted under the Security Documents securing payment of such Obligations are in all such respects continuing in full force and effect.

(c) Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned Guarantors nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 5. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.

(d) Each Signing Lender, by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement, the Second Amended and Restated Credit Agreement, each other Loan Document and each other document required to be approved by any Agent, the Required Lenders or any Lender, as applicable, on the Second Amendment Effective Date.

(e) This Agreement shall constitute a Loan Document for all purposes of the Second Amended and Restated Credit Agreement and shall be administered and construed pursuant to the terms of the Second Amended and Restated Credit Agreement.

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SECTION 6. Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the other parties hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President and Treasurer

Amendment and Restatement Agreement

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President and Treasurer

Amendment and Restatement Agreement

E-CRM CENTRAL, LLC
EAGLE TREE CONSTRUCTION, LLC
HARD CARBON, LLC
HEAVENLY RESORT PROPERTIES, LLC
K D KAPULE LLC
KAUAI LAGOONS HOLDINGS LLC
KAUAI LAGOONS LLC
KAUAI LAGOONS VESSELS LLC
MARRIOTT KAUAI OWNERSHIP RESORTS, INC.
MARRIOTT OVERSEAS OWNERS SERVICES CORPORATION
MARRIOTT OWNERSHIP RESORTS PROCUREMENT, LLC
MARRIOTT RESORTS HOSPITALITY CORPORATION
MARRIOTT RESORTS SALES COMPANY, INC.
MARRIOTT RESORTS TITLE COMPANY, INC.
MARRIOTT RESORTS, TRAVEL COMPANY, INC.
MARRIOTT VACATION PROPERTIES OF FLORIDA, INC.
MARRIOTT’S DESERT SPRINGS DEVELOPMENT CORPORATION
MH KAPALUA VENTURE, LLC
MORI GOLF (KAUAI), LLC
MORI MEMBER (KAUAI), LLC
MORI RESIDENCES, INC.
MTSC, INC.
MVW OF NEVADA, INC.
MVW SSC, INC.
MVW US HOLDINGS, INC.
MVW US SERVICES, LLC
R.C. CHRONICLE BUILDING, L.P.
RBF, LLC
RCC (GP) HOLDINGS LLC
RCC (LP) HOLDINGS L.P.
RCDC 942, L.L.C.
RCDC CHRONICLE LLC
THE COBALT TRAVEL COMPANY, LLC
THE LION & CROWN TRAVEL CO., LLC
THE RITZ-CARLTON DEVELOPMENT COMPANY, INC.
THE RITZ-CARLTON MANAGEMENT COMPANY, L.L.C.
THE RITZ-CARLTON SALES COMPANY, INC.
THE RITZ-CARLTON TITLE COMPANY, INC.

By:	/s/ Joseph J. Bramuchi
Name:	Joseph J. Bramuchi
Title:	Authorized Signatory

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

BANK OF AMERICA, N.A., as Lender

By:	/s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Mary Kay Cole
Name: Mary Kay Cole
Title: Managing Director

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

SUNTRUST BANK, as Lender

By:	/s/ Sharon Y. White
Name: Sharon Y. White
Title: First Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By:	/s/ Michaela Galluzzo
Name: Michaela Galluzzo
Title: Authorized Signatory

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

BANK OF HAWAII, as Lender

By:	/s/ Roderick J. Peroff
Name: Roderick J. Peroff
Title: Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

FIRST HAWAIIAN BANK, as Lender

By:	/s/ Derek Chang
Name: Derek Chang
Title: Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

US BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

Amendment and Restatement Agreement

☒ Indicates written consent to this Agreement

☒ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title: Vice President

Amendment and Restatement Agreement

Schedule I

☐ Indicates written consent to this Agreement

☐ Mark this box to consent to be an Extending Lender

☐ Mark this box to consent to be New Lender

Name of Institution:

By
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

Amendment and Restatement Agreement

Exhibit A

Second Amended and Restated Credit Agreement

See attached.

EXECUTION VERSION

$200,000,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

among

MARRIOTT VACATIONS WORLDWIDE CORPORATION,

MARRIOTT OWNERSHIP RESORTS, INC.,

as Borrower,

The Several Lenders from Time to Time Parties Hereto,

BANK OF AMERICA, N.A. and DEUTSCHE BANK SECURITIES INC.,

as Co-Syndication Agents and Co-Documentation Agents,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of September 10, 2014

J.P. MORGAN SECURITIES LLC, as Lead Arranger and Bookrunner

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK

SECURITIES INC., as Joint Lead Arrangers and Joint Bookrunners

i

4.6	Litigation	49
4.7	No Default	50
4.8	Ownership of Property; Liens	50
4.9	Intellectual Property	50
4.10	Taxes	50
4.11	Federal Regulations	50
4.12	Labor Matters	50
4.13	ERISA	50
4.14	Investment Company Act; Other Regulations	51
4.15	Subsidiaries	51
4.16	Use of Proceeds	51
4.17	Environmental Matters	51
4.18	Accuracy of Information, etc.	52
4.19	Security Documents	52
4.20	Solvency	53
4.21	Regulation H	53
4.22	Certain Documents	53
4.23	Anti-Corruption Laws and Sanctions	53

SECTION 5.	CONDITIONS PRECEDENT	54

5.1	Conditions to Initial Extension of Credit	54
5.2	Conditions to Each Extension of Credit	57

SECTION 6.	AFFIRMATIVE COVENANTS	58

6.1	Financial Statements	58
6.2	Certificates; Other Information	59
6.3	Compliance and Borrowing Base Certificates	61
6.4	Payment of Obligations	61
6.5	Maintenance of Existence; Compliance	61
6.6	Maintenance of Property; Insurance	61
6.7	Inspection of Property; Books and Records; Discussions	63
6.8	Notices	63
6.9	Environmental Laws	63
6.10	Additional Collateral, etc.	64
6.11	Accounts	66
6.12	Credit Rating	66
6.13	Compliance with Anti-Corruption Laws and Sanctions	66

SECTION 7.	NEGATIVE COVENANTS	67

7.1	Financial Condition Covenants	67
7.2	Borrowing Base	67
7.3	Indebtedness	67
7.4	Liens	70
7.5	Fundamental Changes	71
7.6	Disposition of Property	72
7.7	Restricted Payments	73
7.8	Capital Expenditures	73
7.9	Investments	73

7.10	Transactions with Affiliates	75
7.11	Sales and Leasebacks	75
7.12	Swap Agreements	75
7.13	Changes in Fiscal Periods	76
7.14	Negative Pledge Clauses	76
7.15	Clauses Restricting Subsidiary Distributions	76
7.16	Lines of Business	76
7.17	Amendments to Intercompany Agreements	76
7.18	Optional Payments and Modifications of Subordinated Debt	76
7.19	Use of Proceeds	77

SECTION 8.	EVENTS OF DEFAULT	77

SECTION 9.	THE AGENTS	80

9.1	Appointment	80
9.2	Delegation of Duties	80
9.3	Exculpatory Provisions	80
9.4	Reliance by Administrative Agent	80
9.5	Notice of Default	81
9.6	Non-Reliance on Agents and Other Lenders	81
9.7	Indemnification	81
9.8	Agent in Its Individual Capacity	82
9.9	Successor Administrative Agent	82
9.10	Documentation Agents and Syndication Agents	82

SECTION 10.	MISCELLANEOUS	82

10.1	Amendments and Waivers	82
10.2	Notices	84
10.3	No Waiver; Cumulative Remedies	85
10.4	Survival of Representations and Warranties	85
10.5	Payment of Expenses and Taxes	85
10.6	Successors and Assigns; Participations and Assignments	86
10.7	Adjustments; Set-off	89
10.8	Counterparts	89
10.9	Severability	89
10.10	Integration	89
10.11	GOVERNING LAW	90
10.12	Submission To Jurisdiction; Waivers	90
10.13	Acknowledgements	90
10.14	Releases of Guarantees and Liens	91
10.15	Confidentiality	91
10.16	WAIVERS OF JURY TRIAL	92
10.17	USA Patriot Act	92
10.18	Effect of Amendment and Restatement of the Existing Credit Agreement	92

SCHEDULES:

1.1A	Commitments*
1.1B	Borrowing Base*
1.1C	Mortgaged Property*
1.1D	Description of Singapore LC
1.1E	Fiscal Periods*
1.1F	Excluded Property*
4.4	Consents, Authorizations, Filings and Notices
4.15	Subsidiaries*
4.19(a)	UCC Filing Jurisdictions*
4.19(b)	Mortgage Filing Jurisdictions*
4.21	Real Property in Flood Area*
7.3(d)	Existing Indebtedness
7.4(f)	Existing Liens

EXHIBITS:

A	[Reserved]
B	Form of Compliance Certificate*
C	Form of Closing Certificate
D	Form of Mortgage
E	Form of Assignment and Assumption*
F	Form of Borrowing Base Certificate*
G-1	Form of Legal Opinion of Greenberg Traurig LLP
G-2	Form of In-House Legal Opinion
G-3	Form of Land Trust Legal Opinion
H	Forms of U.S. Tax Certificate*
J-1	Form of Increased Facility Activation Notice*
J-2	Form of New Lender Supplement*
K	Power of Attorney
L	Form of Marriott Comfort Letter
M	Form of Ritz-Carlton Comfort Letter
N	Form of Notice of Borrowing*

*	As amended on the Second Amendment Effective Date.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of September 10, 2014, among MARRIOTT VACATIONS WORLDWIDE CORPORATION, a Delaware corporation (“MVWC”), MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-syndication agents (collectively, in such capacity, the “Syndication Agents”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents (collectively, in such capacity, the “Documentation Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent.

W I T N E S S E T H:

WHEREAS, MVWC, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, the Documentation Agents, the Syndication Agents and the Administrative Agent entered into that certain Credit Agreement, dated as of October 20, 2011 (as amended by the First Amendment, dated as of November 17, 2011, the Waiver and Second Amendment, dated as of November 18, 2011, the Third Amendment, dated as of May 21, 2012, and the Fourth Amendment, dated as of June 27, 2012, the “Original Credit Agreement”);

WHEREAS, MVWC, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the several banks and other financial institutions or entities from time to time parties thereto entered into the First Amendment and Restatement Agreement, to amend and restate the Original Credit Agreement (as amended by the First Amendment and Restatement Agreement, the First Amendment, dated as of June 12, 2013, and the Second Amendment, dated as of October 4, 2013, the “Existing Credit Agreement”) as of the First Amendment Effective Date;

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated to, among other things, (a) establish Commitments hereunder to replace the Existing Commitments in the manner set forth herein and (b) make certain other changes as more fully set forth herein, which amendment and restatement shall become effective on the Second Amendment Effective Date;

WHEREAS, the Required Lenders have, pursuant to the Second Amendment and Restatement Agreement, agreed that this Agreement shall amend and restate the Existing Credit Agreement on the Second Amendment Effective Date;

WHEREAS, each Lender has executed the Second Amendment and Restatement Agreement;

WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the “Obligations” (under, and as defined in, the Existing Credit Agreement) outstanding on the Second Amendment Effective Date as contemplated hereby; and

WHEREAS, all Obligations are and shall continue to be secured by all collateral on which a Lien is granted to the Administrative Agent pursuant to any Loan Document.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“40 Act”: the Investment Company Act of 1940, as amended.

“ABR”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1% and (c) the Eurodollar Rate that would be calculated as of such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed Eurodollar Loan with a one-month Interest Period plus 1%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or such Eurodollar Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Effective Rate or such Eurodollar Rate, respectively.

“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.

“Adjustment Date”: as defined in Section 2.6(c).

“Administrative Agent”: JPMorgan Chase Bank, N.A., together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agents”: the collective reference to the Syndication Agents, the Documentation Agents and the Administrative Agent.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the amount of such Lender’s Commitment then in effect or, if the Commitments have been terminated, the amount of such Lender’s Extensions of Credit then outstanding.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agent Indemnitee”: as defined in Section 9.7.

“Agreement”: as defined in the preamble hereto.

“ALTA”: the American Land Title Association.

“Anti-Corruption Laws”: all laws, rules and regulations of the U.S. government, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom applicable from time to time concerning or relating to bribery or corruption.

“Applicable Margin”: for each Type of Loan at any date, the rate per annum for such Type of Loan set forth under the relevant column heading in the Pricing Grid based upon the Borrower’s Level at such date.

“Application”: an application, in such form as the relevant Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

“Approved Fund”: as defined in Section 10.6(b).

“Assignee”: as defined in Section 10.6(b).

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit E.

“Available Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Commitment then in effect over (b) such Lender’s Extensions of Credit then outstanding.

“Bankruptcy Event”: with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Consolidated Tangible Net Worth Amount”: 75% of Consolidated Tangible Net Worth as reflected in the unaudited balance sheet of MVWC included in the unaudited financial statements of MVWC for Fiscal Quarter ended June 20, 2014.

“Benefitted Lender”: as defined in Section 10.7(a).

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower”: as defined in the preamble hereto.

“Borrowing Base”: as of any date of determination, the Aggregate Borrowing Base Amount (as defined in Schedule 1.1B) calculated in accordance with Schedule 1.1B, as the same may be amended from time to time. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.2(c) or 6.3(b), as applicable, adjusted on a pro forma basis as specified herein.

“Borrowing Base Certificate”: a certificate substantially in the form of Exhibit F.

“Borrowing Base Coverage Ratio”: as of any date of determination, the ratio of (a) the Borrowing Base as of such date to (b) the sum of (i) Total Extensions of Credit as of such date and (ii) Net Mark-to-Market Specified Swap Exposure of the Loan Parties as of such date; provided that, for the avoidance of doubt, the amount specified in clause (ii) hereof shall in no circumstances be an amount less than zero.

“Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business”: as defined in Section 4.17(b).

“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, provided that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) or for construction, acquisition or remodeling that are capitalized as an asset on the consolidated balance sheet of such Person and its Subsidiaries under GAAP.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper (including, for the avoidance of doubt, asset-backed commercial paper) of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may

be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the 40 Act), (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Closing Date” or “Original Closing Date”: November 21, 2011.

“Code”: the Internal Revenue Code of 1986, as amended.

“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document. For the avoidance of doubt it is understood that Excluded Property is not “Collateral”.

“Collection Account”: any deposit or securities account of a Loan Party designated by the Borrower as a “Collection Account” in which the Administrative Agent has a valid, perfected and enforceable security interest and over which the Administrative Agent has “control” (as defined in the Uniform Commercial Code) pursuant to an account control agreement satisfactory in form and substance to the Administrative Agent.

“Collateralized”: with respect to any Letter of Credit, means that such Letter of Credit is secured by cash collateral arrangements and/or backstop letters of credit entered into on terms and in amounts reasonably satisfactory to the relevant Issuing Lender or, in the case of Section 2.6, to the Administrative Agent; and the terms “Collateralize” and “Collateralization” shall have correlative meanings.

“Commitment”: the obligation of a Lender, if any, to make Loans and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto after the Second Amendment Effective Date, or in an Increased Facility Activation Notice or in a New Lender Supplement pursuant to which such Lender became a party hereto, as applicable, as the same may be changed from time to time pursuant to the terms hereof. As of the Second Amendment Effective Date, the total amount of Commitments is $200,000,000.

“Commitment Fee Rate”: at any date, the rate per annum set forth under the relevant column heading in the Pricing Grid based upon the Borrower’s Level at such date.

“Commitment Period”: the period from and including the Closing Date (or, in the case of a Lender that becomes a party hereto after the Closing Date pursuant to Section 2.19, the date on which such Lender becomes a party hereto) to but excluding the Termination Date.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Consolidated Adjusted EBITDA”: for any period, Consolidated EBITDA for such period,

plus (to the extent taken into account in calculating Consolidated EBITDA for such period)

(a) any extraordinary or non-recurring non-cash expenses or losses, including, for the avoidance of doubt, any extraordinary or non-recurring non-cash expenses disclosed in the form 8-K filed by Marriott with the SEC on September 9, 2011, and extraordinary or non-recurring cash charges to the extent such cash charges are incurred on or after the First Amendment Effective Date but on or before the end of the fourth full fiscal quarter following the First Amendment Effective Date and do not exceed an aggregate amount of $45,000,000;

(b) losses from dispositions of real estate that are not to traditional consumer purchasers; provided that the amounts referred to in clauses (a) and (b) shall not, in the aggregate, exceed $150,000,000 for any Fiscal Year;

(c) total non-cash product costs of MVWC and its Subsidiaries on a consolidated basis for such period; and

(d) additional one-time cash charges related to organizational and separation costs incurred in connection with the Spin-Off; provided that the aggregate amount added by this clause (d) shall not exceed $30,000,000;

minus to the extent taken into account in calculating Consolidated Net Income for such period, the sum of

(u) (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), including gains from dispositions of real estate that are not to traditional consumer purchasers; (ii) income tax credits (to the extent not netted from income tax expense); and (iii) any other non-operating, non-cash income (other than non-cash income associated with “financially reportable sales less than closed sales”);

(v) any cash payments made during such period in respect of items described in clause (a) above subsequent to the Fiscal Quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis;

(w) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of MVWC or is merged into or consolidated with MVWC or any of its Subsidiaries;

(x) the income of any Person (other than a Subsidiary of MVWC) in which MVWC or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by MVWC or such Subsidiary in the form of dividends or similar distributions; and

(y) the undistributed earnings or income of any Subsidiary of MVWC (including any Special Purpose Subsidiary) or income attributable to any residual interest in any obligation of a Special Purpose Subsidiary to the extent that the declaration or payment of dividends or similar distributions or payment on account of such residual interest by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary;

minus

(z) Developer Capital Spending of MVWC and its Subsidiaries on a consolidated basis for such period.

“Consolidated EBITDA”: for any period, Consolidated Net Income for such period,

plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of

(a) GAAP income tax expense (or minus any benefit);

(b) GAAP interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans);

(c) depreciation and amortization expense; and

(d) amortization of intangibles (including, but not limited to, goodwill) and organization costs.

For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of a financial covenant involving the calculation of Consolidated EBITDA, (i) if at any time during such Reference Period, MVWC or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period MVWC or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Interest Coverage Ratio”: for any period, the ratio of (a) Consolidated Adjusted EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Expense”: for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of MVWC and its Subsidiaries for such period with respect to all outstanding Indebtedness of MVWC and its Subsidiaries (including (i) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements and related derivatives in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP and (ii) dividends paid on the Preferred Stock).

“Consolidated Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Total Debt on such date to (b) Consolidated Adjusted EBITDA for the Reference Period most recently ended on or prior to such date.

“Consolidated Net Income”: for any period, the consolidated net income (or loss) of MVWC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth”: at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of MVWC under stockholders’ equity at such date.

“Consolidated Tangible Net Worth”: at any date, (a) Consolidated Net Worth, minus (b) the net book value of all assets on the consolidated balance sheet of MVWC used to calculate Consolidated Net Worth that would be treated as intangible assets under GAAP (including goodwill, trademarks, trade names, service marks, service names, copyrights, patents, organizational expenses and the excess of any equity in any Subsidiary over the cost of the investment in such Subsidiary), all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of MVWC and its Subsidiaries at such date, determined using consolidation principles in accordance with GAAP, minus (A) the lesser of (x) the greater of (i) the aggregate amount of all Unrestricted cash and Cash Equivalents held by MVWC, the Borrower and the Subsidiary Guarantors at such date minus $50,000,000 and (ii) $0 and (y) $100,000,000, and (B) any Specified Cash on deposit in a prefunding account established and maintained for the benefit of an Indenture Trustee in connection with Qualified Securitization Transactions.

“Continuing Directors”: the directors of MVWC on the Closing Date, after giving effect to the Spin-Off and the other transactions contemplated by the Original Credit Agreement, and each other director, if, in each case, such other director’s nomination for election to the board of directors of MVWC is recommended by at least 66-2/3% of the then Continuing Directors.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Credit Party”: the Administrative Agent, the Issuing Lender or any other Lender.

“Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event.

“Destination Club Competitor Brand”: (i) a branded timeshare, fractional or vacation ownership resort chain with both (x) one thousand (1,000) or more timeshare units or villas and (y) five

(5) or more timeshare, fractional or vacation ownership resorts; or (ii) a timeshare, fractional or vacation ownership exchange program with both (x) ten thousand (10,000) or more timeshare weeks (or weeks-equivalents, if denominated in points) affiliated with the exchange program and (y) such affiliated weeks represent three (3) or more timeshare, fractional or vacation ownership resorts.

“Developer Capital Spending”: for any period, the sum of (i) Capital Expenditures of MVWC and its Subsidiaries on a consolidated basis that are attributable to the acquisition of completed Time Share Interests or development of Time Share Interests (excluding, for the avoidance of doubt, any Time Share Development Property Capital Expenditures) during such period and (ii) the portion of any Time Share Development Property Capital Expenditures made during such period or in any prior period which is attributable to the portion of any Time Share Development Property (or any In-Process Property that was formerly categorized as Time Share Development Property) which is converted to Time Share Interests during such period.

“Direct Competitor”: any Person, or any Person that controls or is under common control with or that is controlled by a Person, that (i) owns, directly or indirectly, a Lodging Competitor Brand or a Destination Club Competitor Brand or (ii) is a master franchisee, master franchisor or sub-franchisor for a Lodging Competitor Brand or a Destination Club Competitor Brand (for the purposes hereof, the terms master franchisee, master franchisor, and sub-franchisor each mean a Person that has been granted the right by a franchisor to offer and sell subfranchises for such Person’s own account); provided that any prospective Assignee that is a commercial bank shall not constitute a Direct Competitor if it acquired its interest in a Person that is a Direct Competitor as a consequence of having been a lender to a Person that is a Direct Competitor. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or to cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Direct-from-Consumer Time Share Interests”: any Time Share Interests which any Loan Party repurchases directly from consumers, forecloses on or obtains through an exchange, deed-in-lieu of foreclosure or similar process after the Closing Date.

“Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Documentation Agents”: as defined in the preamble hereto.

“Dollars” and “$”: dollars in lawful currency of the United States.

“Dollar Equivalent”: on any date of determination, (a) with respect to any amount denominated in Dollars, such amount and (b) with respect to an amount denominated in any other currency, the equivalent in Dollars of such amount determined by the Administrative Agent in accordance with normal banking industry practice using the Exchange Rate on the date of determination of such equivalent, and such determination shall be conclusive in the absence of manifest error. In making any determination of the Dollar Equivalent for a particular Optional Currency, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the Borrower delivers a request for a Letter of Credit to be denominated in such currency, such amount to be adjusted thereafter on each Adjustment Date and on any other date upon which a Dollar Equivalent is required to be determined pursuant to the provisions of this Agreement. As appropriate, amounts specified herein as amounts in Dollars shall be or include any relevant Dollar Equivalent amount.

“Documentation Agents”: as defined in the preamble hereto.

“Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

“Effective Date”: October 20, 2011.

“Eligible In-Process Property”: as defined in Schedule 1.1B.

“Eligible Time Share Interests”: as defined in Schedule 1.1B.

“Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate”: any trade or business (whether or not incorporated) that, together with any Group Member, is treated as a single employer under Section 414 of the Code.

“ERISA Event”: (a) the failure of any Plan to comply with any material provisions of ERISA and/or the Code (and applicable regulations under either) or with the material terms of such Plan; (b) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (c) any Reportable Event; (d) the failure of any Group Member or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (e) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (f) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (g) the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by any Group Member or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (h) the receipt by any Group Member or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (i) the failure by any Group Member or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code; (j) the incurrence by any Group Member or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (k) the receipt by any Group Member or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Group Member or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, in Reorganization, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA); or (l) the failure by any Group Member or any of its ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA.

“Eurocurrency Reserve Requirements”: for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Eurodollar Base Rate”: with respect to any Eurodollar Loan for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “Screen Rate”) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars, then the Eurodollar Base Rate shall be the Interpolated Rate at such time; provided, further, that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time, provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Eurodollar Loans”: Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

“Eurodollar Rate”: with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula:

Eurodollar Base Rate
1.00 - Eurocurrency Reserve Requirements

“Eurodollar Tranche”: the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Act”: the Securities Exchange Act of 1934, as amended.

“Exchange Rate”: for any day with respect to any currency (other than Dollars), the rate at which such currency may be exchanged into Dollars, as set forth at 11:00 A.M., London time, on such day on the applicable Reuters currency page with respect to such currency. In the event that such rate does not appear on the applicable Reuters currency page, the Exchange Rate with respect to such currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the spot rate of exchange of the Administrative Agent in the London Interbank market or other market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 11:00 A.M., London time, on such day for the purchase of Dollars with such currency, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any method it reasonably deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Foreign Subsidiary”: any Foreign Subsidiary in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower.

“Excluded Property”: (i) raw land, (ii) real property that is not yet at a stage of development such that it would be classified as In-Process Property, (iii) Time Share Receivables and Related Assets that constitute collateral for the Receivables Warehouse Facility or that secure a Qualified Securitization Transaction, (iv) any property (excluding In-Process Property, Time Share Receivables, residual interests in Qualified Securitization Transactions and any Intercompany Agreement) to the extent that such grant of a security interest in such property is prohibited by any Requirements of Law, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of, or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property (provided that at the time such contract, license, agreement, instrument or other document became effective it did not violate Section 7.14) or, in the case of any such property that constitutes Investment Property, Pledged Stock or Pledged Notes, any applicable shareholder or similar agreement (provided that at the time such agreement became effective it did not violate Section 7.14), except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, (v) any real property (a) with respect to which no management contract exists with any Group Member or (b) to the extent that no Group Member has the contractual right to name the Administrative Agent as an additional insured or loss payee on any insurance policies insuring such real property, as contemplated by Section 6.6(b)(iii), (vi) any Direct-from-Consumer Time Share Interests (other than any Direct-from-Consumer Time Share Interests that the Borrower elects to include in the Borrowing Base as Eligible Time Share Interests pursuant to Section 6.10(c)(iii)), (vii) any other real property (other than In-Process Property, Time Share Receivables or Time Share Interests), if such real property is not subject to a Mortgage as of the Second Amendment Effective Date and (viii) the properties listed on Schedule 1.1F hereto.

“Excluded Swap Obligation”: with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and hedge counterparty applicable to such Swap Obligations, and agreed by the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes”: with respect to any payment made by any Loan Party under any Loan Document, any of the following Taxes imposed on or with respect to a Credit Party: (a) income or franchise Taxes imposed on (or measured by) net income by any jurisdiction under the laws of which such Credit Party is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes or similar Taxes imposed by any jurisdiction described in clause (a) above and (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17), any U.S. Federal withholding Taxes resulting from any Requirement of Law in effect (including FATCA) on the date such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non-U.S. Lender’s failure to comply with Section 2.14(f), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Taxes pursuant to Section 2.14(a).

“Extensions of Credit”: as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans held by such Lender then outstanding and (b) such Lender’s Percentage of the L/C Obligations then outstanding.

“Existing Commitment”: each “Commitment” (as defined in the Existing Credit Agreement as in effect immediately prior to the Second Amendment Effective Date) as in effect immediately prior to the Second Amendment Effective Date.

“Existing Credit Agreement”: as defined in the recitals hereto.

“Existing Guarantee and Collateral Agreement”: that certain Amended and Restated Guarantee and Collateral Agreement, dated as of November 30, 2012, among the Borrower, Guarantors and the Administrative Agent.

“Facility”: the Commitments and the extensions of credit made hereunder.

“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any regulations issued thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1472(b)(1) of the Code.

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Payment Date”: (a) the third Business Day following the last day of each March, June, September and December and (b) the last day of the Commitment Period.

“Fee Payment Period”: initially, the period from and including the Effective Date to and including the last day of the month preceding the initial Fee Payment Date, and thereafter, each calendar quarter; provided that the final Fee Payment Period shall end on the final Fee Payment Date.

“First Amendment and Restatement Agreement”: that certain Amendment and Restatement Agreement, dated as of November 30, 2012 among the Borrower, the Administrative Agent, the Lenders party thereto and the other parties thereto.

“First Amendment Effective Date”: the “Amendment Effective Date” (as defined in the First Amendment and Restatement Agreement), which date is November 30, 2012.

“Fiscal Month”: in relation to any Group Member, the relevant fiscal month as determined in accordance with Schedule 1.1E.

“Fiscal Quarter”: in relation to any Group Member, the relevant fiscal quarter as determined in accordance with Schedule 1.1E.

“Fiscal Year”: in relation to any Group Member, the relevant fiscal year as determined in accordance with Schedule 1.1E.

“Flood Area”: as defined in Section 4.21.

“Foreign Subsidiary”: any Subsidiary of MVWC or the Borrower that is not a Domestic Subsidiary.

“Foreign Benefit Arrangement”: any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Group Member or any ERISA Affiliate.

“Foreign Plan”: each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Group Member or any ERISA Affiliate.

“Foreign Plan Event”: with respect to any Foreign Benefit Arrangement or Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Benefit Arrangement or Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Benefit Arrangement or Foreign Plan required to be registered; or (c) the failure of any Foreign Benefit Arrangement or Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Benefit Arrangement or Foreign Plan.

“Foreign Time Share Receivable”: a note receivable held by a Foreign Subsidiary arising from the financing of the sale of timeshare intervals and fractional products to a retail customer outside of the United States.

“Form 10”: the registration statement of MVWC in respect of its common stock on Form 10 under the Exchange Act as filed with the SEC, including the Exhibits thereto, as amended.

“Funding Office”: the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the Effective Date and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 4.1(a). In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members”: the collective reference to MVWC, the Borrower and their respective Subsidiaries.

“Guarantee and Collateral Agreement”: (i) prior to the First Amendment Effective Date, the Original Guarantee and Collateral Agreement, (ii) on or after the First Amendment Effective Date and prior to the Second Amendment Effective Date, the Existing Guarantee and Collateral Agreement and (iii) on or after the Second Amendment Effective Date, the Second Amended and Restated Guarantee and Collateral Agreement.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counter indemnity or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. For the avoidance of doubt, the inclusion of a “cap” or other limit on the maximum total exposure under any such Guarantee Obligation shall not, in and of itself, mean that the liability is either “stated” or “determinable.”

“Guarantors”: the collective reference to MVWC and the Subsidiary Guarantors.

“Increased Facility Activation Date”: any Business Day on which any Lender shall execute and deliver to the Administrative Agents an Increased Facility Activation Notice pursuant to Section 2.19(a) and, in the case of a New Lender, a New Lender Supplement pursuant to Section 2.19(b).

“Increased Facility Activation Notice”: a notice substantially in the form of Exhibit J-1.

“Increased Facility Closing Date”: any Business Day designated as such in an Increased Facility Activation Notice.

“Indebtedness”: of any Person at any date, without duplication:

(a) all indebtedness of such Person for borrowed money;

(b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business); provided that, for the avoidance of doubt, any obligation to pay for Marriott Rewards points that arises prior to the effective date of the Spin-Off and the payment of which is deferred pursuant to the Marriott Rewards Affiliation Agreement shall be Indebtedness);

(c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments,

(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(e) all Capital Lease Obligations (but not operating leases) of such Person;

(f) all obligations of such Person, including recorded loss contingency under GAAP, as an account party or applicant under or in respect of:

(i) bankers acceptances,

(ii) surety bonds (excluding surety bonds that support, or are in lieu of, obligations to escrow funds or that are performance bonds, bonds for operating licenses or maintenance fee subsidy bonds, in each case that have not been drawn), and

(iii) the outstanding face amount of letters of credit;

(g) the liquidation value of all redeemable preferred Capital Stock of such Person, including the Preferred Stock;

(h) all Guarantee Obligations of such Person in respect of obligations that constitute Indebtedness of the kind referred to in clauses (a) through (g) above;

(i) all obligations that constitute Indebtedness of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; and

(j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Swap Agreements and related derivatives.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such indebtedness is non-recourse to such Person. For the avoidance of doubt, Indebtedness of the type described in the preceding sentence shall not be considered to be recourse to a Person if recourse is contingent upon the occurrence of specified events that have not yet occurred in circumstances in which the occurrence of such events is within the control of such Person (e.g., provisions commonly known as “bad boy” provisions). Notwithstanding anything herein to the contrary, Indebtedness shall not include (i) any payment obligation or other liability of such Person under the Marriott International, Inc. Executive Deferred Compensation Plan or the Marriott Vacations Worldwide Corporation Executive Deferred Compensation Plan, each a non-qualified deferred compensation plan within the meaning of IRC Section 409A, and (ii) any amounts relating to full membership agreements in The Ritz-Carlton Golf Club & Spa, Jupiter (Florida) which are refundable, without interest, to full members in good standing after thirty years of continuous membership and which do not, in any case, have a redemption date earlier than the year 2029.

“Indemnified Liabilities”: as defined in Section 10.5.

“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Loan Party under any Loan Document and (b) Other Taxes.

“Indemnitee”: as defined in Section 10.5.

“Indenture Trustee”: with respect to a Qualified Securitization Transaction, any entity designated as trustee or indenture trustee in the documents relating to such Qualified Securitization Transaction.

“Independent Financial Advisor”: an accounting, appraisal, investment banking firm or consultant to Persons engaged in similar businesses of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged.

“In-Process Property”: real property owned by a Loan Party that such Loan Party intends to convert into Time Share Interests for which the Preliminary Construction Stage has commenced; provided that for the avoidance of doubt, raw land shall not be considered In-Process Property. For purposes of this definition, the “Preliminary Construction Stage has commenced” when each of the following is true regarding the applicable real property: (a) the engineering and design work is complete; (b) all material construction contracts relating to the applicable real property have been executed; (c) the portion of the site related to the real property has been cleared, prepared and excavated; and (d) construction of the building substructure has commenced.

“Insolvent”: with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Agreements”: collectively, the Marriott License Agreement, the Ritz-Carlton License Agreement, the Noncompetition Agreement, the Marriott Rewards Affiliation Agreement, the Marriott Comfort Letter and the Ritz-Carlton Comfort Letter.

“Interest Payment Date”: (a) as to any ABR Loan, the last day of each March, June, September and December (or, if an Event of Default is in existence, the last day of each calendar month) to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Loan that is an ABR Loan), the date of any repayment or prepayment made in respect thereof.

“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing, substantially in the form of Exhibit N, or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) the Borrower may not select an Interest Period that would extend beyond the Termination Date; and

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Investments”: as defined in Section 7.9.

“IRS”: the United States Internal Revenue Service.

“Issuing Lender”: each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Deutsche Bank AG New York Branch and any other Lender (i) approved by the Administrative Agent and the Borrower and (ii) that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender. Upon its termination as an Issuing Lender in accordance with Section 3.9, such Lender shall cease to be an “Issuing Lender”.

“Land Trust”: the land trust number 1082-0300-00 established pursuant to Section 689.071 of the Florida Statutes pursuant to the Trust Agreement, effective as of March 11, 2010, by and among First American Trust FSB, as trustee, the Borrower, as developer, and MVC Trust Owners Association, Inc., a Florida not-for-profit company.

“L/C Commitment”: as to any Issuing Lender, the amount agreed from time to time by such Issuing Lender and the Borrower (and notified to the Administrative Agent) as the maximum amount of Letters of Credit that such Issuing Lender is willing to issue at any time for the account of the Group Members hereunder, such amount to be based upon the amount of L/C Obligations attributable to Letters of Credit issued by such Issuing Lender at such time. The L/C Commitment of (i) JPMorgan Chase Bank, N.A. is $20,000,000, (ii) Bank of America, N.A. is $20,000,000 and (iii) Deutsche Bank AG New York Branch is $20,000,000.

“L/C Exposure”: at any time, the total L/C Obligations. The L/C Exposure of any Lender at any time shall be its Percentage of the total L/C Exposure at such time.

“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

“L/C Participants”: in respect of any Letter of Credit, the collective reference to all the Lenders other than the Issuing Lender.

“L/C Sublimit”: $100,000,000.

“Lender Parent”: with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary.

“Lenders”: as defined in the preamble hereto.

“Letters of Credit”: as defined in Section 3.1(a).

“Level”: as defined in the Pricing Grid.

“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loans”: as defined in Section 2.1(a).

“Loan Documents”: this Agreement, the Security Documents, the Notes and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”: each Group Member that is a party to a Loan Document.

“Lodging Competitor Brand”: (i) a branded full service or luxury hotel chain with both (x) four thousand (4,000) or more rooms and (y) twenty (20) or more hotels or (ii) a branded select service or extended stay hotel chain with both (x) ten thousand (10,000) or more rooms and (y) fifty (50) or more hotels.

“Management Fees”: management fees paid to a Loan Party under management contracts with homeowners’ associations domiciled in the United States.

“Marriott”: Marriott International, Inc.

“Marriott Comfort Letter”: the agreement dated as of November 21, 2011, executed and delivered by Marriott, and Marriott Worldwide Corporation, as licensors, MVWC, as licensee, and the Administrative Agent.

“Marriott License Agreement”: the License, Services and Development Agreement by Marriott and Marriott Worldwide Corporation, a Maryland corporation, as licensors and MVWC, as licensee, effective as of the Spin-Off Date, as the same may from time to time be amended, modified or otherwise supplemented.

“Marriott Rewards Affiliation Agreement”: the Marriott Rewards Affiliation Agreement, dated as of the Spin-Off Date, by and among Marriott, Marriott Rewards, LLC, an Arizona limited liability company, MVWC and Marriott Ownership Resorts, Inc., a Delaware corporation, as the same may from time to time be amended, modified or otherwise supplemented.

“Material Adverse Effect”: a material adverse effect on (a) the business, property, operations or financial condition of MVWC and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

“Material Acquisition”: any acquisition of property or series of related acquisitions of property that:

(a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person; and

(b) involves the payment of consideration by MVWC and its Subsidiaries in excess of $200,000,000.

“Material Disposition”: any Disposition of property or series of related Dispositions of property that yields gross proceeds to MVWC or any of its Subsidiaries in excess of $200,000,000.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Moody’s”: Moody’s Investors Service, Inc.

“Moody’s Rating”: at any time, the Borrower’s corporate family rating issued by Moody’s and then in effect.

“Mortgaged Properties”: the real property and interests in real property listed on Schedule 1.1C and any real property or interest in real property as to which a Mortgage is granted pursuant to Section 6.10(c).

“Mortgages”: each of the mortgages and deeds of trust made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit D (with such changes thereto as shall be advisable in the judgment of the Administrative Agent under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

“Multiemployer Plan”: a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“MVWC”: as defined in the preamble hereto.

“Net Cash Proceeds”: in connection with any issuance or sale of Capital Stock, the cash proceeds received from such issuance, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Net Mark-to-Market Specified Swap Exposure”: with respect to any Person, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Specified Swap Agreements outstanding as of such date of determination. As used in this definition, “unrealized losses” means the fair market value of the cost to such Person of replacing such Specified Swap Agreement as of such date of determination (assuming the Specified Swap Agreement were to be terminated as of that date) and “unrealized profits” means the fair market value of the gain to such Person of replacing such Specified Swap Agreement as of such date of determination (assuming such Specified Swap Agreement were to be terminated as of that date).

“New Lender”: as defined in Section 2.19(b).

“New Lender Supplement”: as defined in Section 2.19(b).

“Noncompetition Agreement”: the Noncompetition Agreement, dated as of the Spin-Off Date, between Marriott and MVWC, as the same may from time to time be amended, modified or otherwise supplemented.

“Non-Recourse Debt”: Indebtedness of a Person: (a) as to which neither the Borrower nor any Guarantor provides any Guarantee Obligation or credit support of any kind or is directly or indirectly liable, except as expressly permitted by Section 7.3(w), and (b) which does not provide any recourse against any of the assets of the Borrower or any Guarantor. Notwithstanding the foregoing, (i) the provision of Standard Securitization Undertakings in connection with a Qualified Securitization Transaction shall not invalidate the status of the Indebtedness of such Time Share SPV that is otherwise classified as Non-Recourse Debt pursuant to the terms of this definition and (ii) Indebtedness shall not be considered to be recourse to a Person if recourse is contingent upon the occurrence of specified events that have not yet occurred in circumstances in which the occurrence of such events is within the control of such Person (e.g., provisions commonly known as “bad boy” provisions).

“Non-U.S. Lender”: any Lender that is not a U.S. Person.

“Notes”: the collective reference to any promissory note evidencing Loans.

“Notice of Borrowing”: a Notice of Borrowing, substantially in the form of Exhibit N.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Specified Swap Agreements, a Person that is a Lender or an Affiliate of a Lender at the time such Specified Swap Agreement is entered into (or, in respect of any Specified Swap Agreement entered into prior to the Second Amendment Effective Date, any Person that is a Lender or an Affiliate of a Lender on the Second Amendment Effective Date) notwithstanding whether such Person subsequently ceases at any time to be a Lender, or an Affiliate of a Lender, under this Agreement for any reason), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that for purposes of determining any Guarantee Obligations of any Guarantor pursuant to the Guarantee and Collateral Agreement, the definition of “Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, if applicable) any Excluded Swap Obligations of such Guarantor.

“Opening Balance Sheet”: on the Closing Date, the pro forma balance sheet referred to in Section 4.1(b).

“Optional Currency”: at any time, United Arab Emirates Dirham, Bahraini Dinar, Hong Kong Dollars, Euros, South African Rand, Singapore Dollars and any other currency that is freely convertible into Dollars and is freely traded and available in the London interbank eurocurrency market that has been designated by the Borrower (with the consent of the Administrative Agent and the relevant Issuing Lender) to be an “Optional Currency”.

“Original Commitment”: each “Commitment” (as defined in the Original Credit Agreement as in effect immediately prior to the First Amendment Effective Date) as in effect immediately prior to the First Amendment Effective Date.

“Original Credit Agreement”: as defined in the recitals hereto.

“Original Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement dated as of November 21, 2011, delivered in connection with the Original Credit Agreement.

“Original Lenders”: the Lenders under the Original Credit Agreement.

“Original Loans”: the Loans outstanding immediately prior to the First Amendment Effective Date.

“Other Taxes”: any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Participant”: as defined in Section 10.6(c).

“Participant Register”: as defined in Section 10.6(c).

“Patriot Act”: as defined in Section 10.17.

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to ERISA any successor entity performing similar functions.

“Pension Plan”: any Plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.

“Percentage”: as to any Lender at any time, the percentage which such Lender’s Commitment then constitutes of the Total Commitments or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding, provided, that, in the event that the Loans are paid in full prior to the reduction to zero of the Total Extensions of Credit, the Percentages shall be determined in a manner designed to ensure that the other outstanding Extensions of Credit shall be held by the Lenders on a comparable basis. Notwithstanding the foregoing, in the case of Section 2.18 when a Defaulting Lender shall exist, Percentages shall be determined without regard to any Defaulting Lender’s Commitment.

“Permitted Liens”: Liens of the type referred to in clauses (a), (b) and (e) of Section 7.4.

“Permitted Refinancing”: in respect of any existing Subordinated Debt, new Subordinated Debt issued in exchange for, or the net proceeds of which are used to refinance, renew, replace, defease, discharge or refund such existing Subordinated Debt; provided that:

(a) the new Subordinated Debt satisfies the requirements of Section 7.3(s) as of the date of incurrence; and

(b) the new Subordinated Debt has a final maturity date later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Subordinated Debt being exchanged, refinanced, renewed, replaced, defeased, discharged or refunded.

“Person”: an individual, partnership, corporation, limited liability company, limited liability partnership, syndicate, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: any employee benefit plan as defined in Section 3(3) of ERISA, including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA but excluding any Multiemployer Plan), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Group Member or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in section 3(5) of ERISA.

“Power of Attorney”: a power of attorney made by the Administrative Agent in favor of the relevant mortgagor under a Mortgage substantially in the form of Exhibit K.

“Preferred Stock”: 40 shares, par value $0.01 per share of Series A Cumulative Redeemable Preferred Stock of MVW US Holdings, Inc., with an aggregate liquidation preference of $40,000,000.

“Pricing Grid”: the table set forth below:

Level	S&P Rating/ Moody’s Rating	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
I	BBB-/Baa3 or higher	1.625%	0.625%	0.200%
II	BB+/Ba1	1.875%	0.875%	0.250%
III	BB/Ba2	2.125%	1.125%	0.300%
IV	BB-/Ba3	2.500%	1.500%	0.325%
V	B+/B1 or lower or no rating	3.125%	2.125%	0.500%

For the purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Level shall become effective on the date of the change in the related S&P Rating or Moody’s Rating. If there is a split-rating and the ratings differential is one level, the higher rating will apply. If there is a split-rating and the ratings differential is two levels or more, the rating next below the higher of the split-ratings will apply; provided that prior to the time, if any, that MVWC obtains a Moody’s Rating, the pricing grid will be construed as if there were only a S&P Rating and references to Moody’s Rating and split ratings shall be ignored. In addition, at all times while an Event of Default shall have occurred and be continuing, the applicable Level shall be Level V. If the rating system of S&P or Moody’s shall change, or if any such rating agency shall cease to be in the business of assigning corporate credit ratings generally (any such rating agency an “Affected Rating Agency”), the Borrower and the Administrative Agent (in consultation with the Lenders) shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from the Affected Rating Agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Commitment Fee Rate shall be determined by reference to (x) the rating of the rating agency that is not an Affected Rating Agency or (y) if there is no rating agency that is not an Affected Rating Agency, the rating of the Affected Rating Agency most recently in effect prior to such change or cessation.

“Prime Rate”: the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A. in connection with extensions of credit to debtors).

“Prohibited Transaction”: as defined in Section 406 of ERISA and Section 4975(f)(3) of the Code.

“Projections”: as defined in Section 6.2(c).

“Properties”: as defined in Section 4.17(a).

“Qualified Securitization Transaction”: any transaction or series of transactions previously entered into or that may be entered into by any Group Member pursuant to which such Group Member sells, assigns, conveys, participates, contributes to capital or otherwise transfers to (i) a Time Share SPV (in the case of a transfer by such Group Member) or (ii) any other Person (in the case of a transfer by a Time Share SPV), or may grant a security interest in or pledge, any Time Share Receivables or interests therein (whether now existing or arising in the future) of any Group Member, and any assets related thereto, including, without limitation, all collateral securing such Time Share Receivables, all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such Time Share Receivables and all guarantees, indemnities, warranties or other documentation or other obligations in respect of such accounts receivable, any other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving receivables similar to such receivables and any collections or proceeds of any of the foregoing (the “Related Assets”).

“Receivables Warehouse Facility”: as defined in Section 5.1(b)(ii).

“Reference Period”: the period of four consecutive Fiscal Quarters of MVWC then most recently ended.

“Register”: as defined in Section 10.6(b).

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Reimbursement Date”: as defined in Section 3.5.

“Reimbursement Obligation”: the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Related Assets”: as defined in the definition of Qualified Securitization Transaction.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan, other than those events as to which notice is waived pursuant to DOL Reg. Section 4043.

“Required Lenders”: at any time, Lenders the Percentages of which in the aggregate exceed 50% at such time.

“Requirement of Law”: as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer”: the chief executive officer, president or chief financial officer of MVWC, but in any event, with respect to financial matters, the chief financial officer of MVWC.

“Restricted”: when referring to cash or Cash Equivalents of the Borrower or any of its Subsidiaries, that such cash or Cash Equivalents (i) appear (or would be required to appear) as “restricted” on a balance sheet of the Borrower or of any such Subsidiary (unless such appearance is related to the Loan Documents or Liens created thereunder), (ii) are subject to any Lien in favor of any Person other than the Administrative Agent pursuant to the Security Documents or (iii) are not otherwise generally available for use by the Borrower or such Subsidiary.

“Residual Interests”: residual interests in securitizations owned by the Loan Parties.

“Restricted Payments”: as defined in Section 7.7.

“Ritz-Carlton Comfort Letter”: the agreement substantially in the form of Exhibit M, executed and delivered by The Ritz-Carlton Hotel Company, LLC, as licensor, MVWC, as licensee, and the Administrative Agent.

“Ritz-Carlton License Agreement”: the License, Services and Development Agreement by The Ritz-Carlton Hotel Company, LLC, as licensor and MVWC, as licensee, dated as of November 21, 2011, as the same may from time to time be amended, modified or otherwise supplemented.

“S&P”: Standard & Poor’s Financial Services LLC.

“S&P Rating”: at any time, the rating issued by S&P and then in effect with respect to MVWC’s S&P issuer rating.

“Sanctioned Country”: at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council or the European Union, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Second Amended and Restated Guarantee and Collateral Agreement”: that certain Second Amended and Restated Guarantee and Collateral Agreement, dated as of September 10, 2014, among the Borrower, the Guarantors and the Administrative Agent.

“Second Amendment and Restatement Agreement”: that certain Amendment and Restatement Agreement, dated as of the date hereof, among the Borrower, the Administrative Agent, the Lenders party thereto and the other parties thereto.

“Second Amendment Effective Date”: as defined in the Second Amendment and Restatement Agreement, which date is September 10, 2014.

“Security Documents”: the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Separation and Distribution Agreement”: the Separation and Distribution Agreement, dated as of the Spin-Off Date, between Marriott, MVWC, the Borrower, Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC as the same may from time to time be amended, modified or otherwise supplemented.

“Singapore L/C”: as described on Schedule 1.1D.

“Solvent”: when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Special Purpose Subsidiary”: any (i) Time Share SPV, (ii) trust, property owning company and similar entity that is formed for the purpose of protecting the consumer purchasers of vacation ownership interests from the insolvency or bankruptcy of MVWC, the Borrower or any of the Guarantors and (iii) any Subsidiary of the Borrower that is not a Loan Party and which owns no assets other than Time Share Development Property.

“Specified Cash”: the proceeds of any Qualified Securitization Transaction of any Group Member which appear (or would be required to appear) as “restricted” on the consolidated balance sheet of MVWC and its consolidated Subsidiaries and which, pursuant to the terms of the documents related to such Qualified Securitization Transaction, must be used during a specified period to acquire additional Time Share Receivables or Related Assets to support the securities issued in connection with such Qualified Securitization Transaction.

“Specified Swap Agreement”: any Swap Agreement in respect of interest rates, currency exchange rates or commodity prices entered into by the Borrower or any Guarantor and any Person that is a Lender or an affiliate of a Lender at the time such Swap Agreement is entered into (or, in respect of any Swap Agreement entered into prior to the Second Amendment Effective Date, any Person that is a Lender or an Affiliate of a Lender on the Second Amendment Effective Date), notwithstanding whether such Person subsequently ceases at any time to be a Lender or an Affiliate thereof under this Agreement for any reason.

“Spin-Off”: the spin-off by Marriott of its timeshare operations and development business to its shareholders through a tax free special dividend of the common stock of MVWC, on the material terms described in the Form 10 on file with the SEC on the Effective Date, including satisfaction (without waiver other than with respect to the MVWC board composition) of all the conditions to the spin-off described therein.

“Spin-Off Date”: November 21, 2011, the date on which the Spin-Off was consummated.

“Spin-Off Documentation”: collectively, the Form 10, the Separation and Distribution Agreement, the Marriott License Agreement, the Ritz-Carlton License Agreement, and the Marriott Rewards Affiliation Agreement and, in each case, all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.

“Standard Securitization Undertakings”: (i) representations, warranties, covenants, indemnities and performance guarantees of (x) MVWC or any of its Subsidiaries to a Time Share SPV or to its order or (y) a Time Share SPV to an entity issuing Non-Recourse Debt or its order, (ii) servicing obligations entered into by any Group Member (other than a Time Share SPV) and (iii) the provision of cash or Cash Equivalents to pay fees and expenses reasonably related thereto, which, in each case of (i), (ii) and (iii) above, are reasonably customary in securitization transactions for the relevant asset being securitized.

“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of MVWC. Notwithstanding the foregoing “Subsidiary” shall not include a resort or property owner’s association which is organized primarily to administer the affairs of the underlying resort or property.

“Subordinated Debt”: any Indebtedness that is contractually subordinated in right of payment to the Obligations and to any Guarantee Obligation of any Group Member in respect of the Obligations.

“Subsidiary Guarantor”: at any date, each Subsidiary of MVWC or of the Borrower that is a party to the Guarantee and Collateral Agreement on such date.

“Swap”: any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Agreement”: any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement or any combination thereof involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a “Swap Agreement”.

“Swap Obligation”: with respect to any person, any obligation to pay or perform under any Swap.

“Syndication Agents”: as defined in the preamble hereto.

“Taxes”: any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date”: September 10, 2019.

“Time Share Development Property”: any portion of any existing hotel or resort property acquired by any Group Member, which has not been dedicated to any time share arrangement, plan, scheme or similar device and which such Group Member intends primarily to convert into Time Share Interests. For the avoidance of doubt, any real property interest that qualifies as Time Share Development Property shall be deemed not to qualify as In-Process Property or a Time Share Interest.

“Time Share Development Property Capital Expenditures”: any Capital Expenditures of MVWC and its Subsidiaries on a consolidated basis attributable to the acquisition, renovation and/or improvement of any Time Share Development Property.

“Time Share Interest”: (i) inventory available to occupy as a dwelling or accommodation, and which may be coupled with an estate in real estate or limited to a right to use real estate without an estate or ownership interest, pursuant to any time share arrangement, plan, scheme, or similar device, in any legal form or structure (including units physically located within a project that are currently used for sales and/or administrative purposes and that have received certificates of occupancy for such use) or (ii) any real property interest completed and available to occupy as a dwelling or accommodation and intended by Borrower to be dedicated to any such time share arrangement (including units physically located within a project that are currently used for sales and/or administrative purposes and that have received certificates of occupancy for such use).

“Time Share Receivable”: a note receivable arising from the financing of the sale of timeshare intervals and fractional products to a retail customer.

“Time Share SPV”: an entity intended to be bankruptcy-remote and which is formed for the purpose of engaging in securitization transactions with respect to Time Share Receivables and the indebtedness of which is Non-Recourse Debt.

“Title Insurance Company”: as defined in Section 5.1(k)(ii).

“Total Commitments”: at any time, the aggregate amount of the Commitments then in effect.

“Total Extensions of Credit”: at any time, the aggregate amount of the Extensions of Credit of the Lenders outstanding at such time.

“Transferee”: any Assignee or Participant.

“Type”: as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

“United States”: the United States of America.

“Unrestricted”: when referring to cash or Cash Equivalents of the Borrower or any of its Subsidiaries, that such cash or Cash Equivalents are not Restricted.

“U.S. Person”: a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate”: as defined in Section 2.14(f)(ii)(D).

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries; provided that Capital Stock constituting Preferred Stock of MVW US Holdings, Inc. shall be disregarded for purposes of this definition.

“Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of MVWC or of the Borrower.

“Withdrawal Liability”: any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. Terms used but not defined herein shall have the meaning given to such terms in the Guarantee and Collateral Agreement.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (x) without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of a Group Member at “fair value”, as defined therein and (y) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof), (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to real property shall include beneficial interests in the Land Trust, (vi) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time and (vii) unless otherwise specified, references to fiscal periods are references to the relevant fiscal periods of MVWC.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.3 Conversion of Foreign Currencies.

(a) The Administrative Agent shall determine the Dollar Equivalent of any amount denominated in an Optional Currency as required hereby, and a determination thereof by the

Administrative Agent shall be conclusive absent manifest error using the procedure set forth in the definition of “Dollar Equivalent” and Section 1.3(b). The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent. A Letter of Credit denominated in an Optional Currency shall initially have a Dollar Equivalent determined using the Exchange Rate in effect on the date the Borrower requests the issuance thereof, adjusted on each Adjustment Date using the Exchange Rates used to make the calculations pursuant to Section 2.6(c).

(b) For purposes of determining compliance with any covenant or restriction in this Agreement that is based on the amount of any Indebtedness that is denominated in a currency other than Dollars, the Dollar Equivalent thereof shall be determined based on the Exchange Rate in effect at the time such Indebtedness was incurred unless the specific restriction or covenant provides a different method or time for valuation; provided that the Exchange Rates used in calculating the financial covenants set forth in Section 7.1 shall be determined in accordance with GAAP as set forth in the financial statements that are the basis for such calculations.

(c) The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans in Dollars (“Loans”) to the Borrower from time to time during the Commitment Period; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Extensions of Credit do not exceed the amount of such Lender’s Commitment and (ii) the Total Extensions of Credit shall not exceed the lesser of (x) the Borrowing Base at such time and (y) the Total Commitments then in effect. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.7.

(b) The Borrower shall repay all outstanding Loans on the Termination Date.

2.2 Procedure for Borrowing. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice by delivering a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of ABR Loans) (provided that any such notice of a borrowing of ABR Loans under the Facility to finance payments required by Section 3.5 may be given not later than 10:00 A.M., New York City time, on the date of the proposed borrowing), specifying (i) the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each Eurodollar Tranche in respect thereof and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

2.3 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the Closing Date to the last day of the Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Commitment of such Lender during the period for which payment is made, payable in arrears for each Fee Payment Period on the related Fee Payment Date, commencing on the first such date to occur after the Closing Date.

(b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.

2.4 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than one Business Days’ notice (or three Business Days’ notice if the related termination or reduction would require a prepayment of Eurodollar Loans prior to the last day of an Interest Period) to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Total Extensions of Credit would exceed the Total Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Commitments then in effect.

2.5 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of ABR Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or ABR Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.15. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Loans that are ABR Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount of at least $1,000,000.

2.6 Mandatory Prepayments and Commitment Reductions. (a) If the sum of (x) 105% of the Dollar Equivalent of Letters of Credit denominated in Optional Currencies plus (y) the outstanding amount of the Extensions of Credit other than Letters of Credit denominated in Optional Currencies would exceed the Borrowing Base in effect at such time, the Borrower shall, within one (1) Business Day, either prepay (or Collateralize Letters of Credit if there are no, or an insufficient amount of, Loans outstanding) and/or otherwise reduce, as applicable, the then outstanding Extensions of Credit in the amount of such excess.

(b) If the Borrower prepays outstanding Extensions of Credit to comply with its obligations under Section 2.6(a) or Section 7.2, such prepayment may be applied to outstanding Extensions of Credit in the order specified by the Borrower.

(c) On the last Business Day of each month (each an “Adjustment Date”) on which any Letters of Credit denominated in an Optional Currency are outstanding, the Administrative Agent shall determine the Dollar Equivalent of the aggregate outstanding amount of such Letters of Credit as of such day. If, on such Adjustment Date, the sum of (i) 105% of the Dollar Equivalent of such Letters of Credit plus (ii) the aggregate outstanding Extensions of Credit other than such Letters of Credit exceed the Total Commitments then in effect, then the Administrative Agent shall notify the Borrower and within five Business Days of such notice, the Borrower shall prepay Loans or Collateralize Letters of Credit in an aggregate principal or face amount at least equal to such excess.

2.7 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the Business Day preceding the proposed conversion date, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor), provided that no ABR Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

2.8 Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than ten Eurodollar Tranches shall be outstanding at any one time.

2.9 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

(b) Each ABR Loan shall bear interest for each day at a rate per annum equal to the ABR determined for such day plus the Applicable Margin.

(c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount (in the case of any Reimbursement Obligations converted into Dollars on the applicable Reimbursement Date if necessary) shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand. If any Letters of Credit remain outstanding on the Termination Date the fees in respect thereof shall be payable from time to time on demand.

2.10 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall deliver to the Borrower at least one Business Day prior to the related Payment Date a statement showing the quotations used by the Administrative Agent in determining (i) any interest rate pursuant to Section 2.9(a) and (ii) any interest rate pursuant to Section 2.9(b) when clause (b) or (c) of the definition of ABR is applicable; provided that the failure to provide any such statement shall not relieve the Borrower of its obligation to pay any such amounts due under Section 2.9 as and when the same become due pursuant to the terms hereof.

(c) The Administrative Agent shall provide to the Borrower at least one Business Day prior to each Interest Payment Date, a statement of the amounts due on such date pursuant to Sections 2.3, 2.9, and 3.3, as applicable; provided that the failure to provide any such statement shall not relieve the Borrower of its obligation to pay any such amounts as and when the same become due pursuant to the terms hereof.

2.11 Inability to Determine Interest Rate; Illegality. (a) If prior to the first day of any Interest Period:

(i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(ii) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders in a certificate setting forth in reasonable detail the basis for such determination) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loan requested to be made on the first day of such Interest Period shall be made as an ABR Loan, (y) any ABR Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

(b) Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Loan (or to convert an ABR Loan to a Eurodollar Loan or to continue a Eurodollar Loan for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in the last sentence of this Section 2.11(b).

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans. For purposes of this Section 2.11(b), a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

2.12 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Percentage of the relevant Lenders except to the extent required or permitted pursuant to Sections 2.17, 2.18 and 2.19.

(b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders except to the extent required or permitted pursuant to Sections 2.17, 2.18 and 2.19.

(c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds; provided that reimbursement of drawings under Letters of Credit shall be made as provided in Section 3.5. The Administrative Agent shall distribute such payments to each relevant Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.7. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans, on demand, from the Borrower. Nothing in this Section 2.12(d) shall be deemed to limit the rights of the Borrower against such Lender.

(e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing in this Section 2.12(e) shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.2, 2.12(d), 2.12(e), 2.14(e), 3.4 or 9.7, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received hereunder by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or the Issuing Lender to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

2.13 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Credit Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Effective Date:

(i) shall subject such Credit Party to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or participations therein) by, or any other acquisition of funds by, any office of such Credit Party that is not otherwise included in the determination of the Eurodollar Rate; or

(iii) shall impose on such Credit Party any other condition;

and the result of any of the foregoing is to increase the cost to such Credit Party, by an amount that such Credit Party deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Credit Party, upon its demand, any additional amounts necessary to compensate such Credit Party for such increased cost or reduced amount receivable. If any Credit Party becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

(c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in any Requirement of Law, regardless of the date enacted, adopted, issued or implemented.

(d) A certificate as to any additional amounts payable pursuant to this Section 2.13 (which certificate shall set forth in reasonable detail the basis for the claim for such additional amounts and a calculation thereof) submitted by any Credit Party to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section 2.13, the Borrower shall not be required to compensate a Credit Party pursuant to this Section 2.13 for any amounts incurred more than nine months prior to the date that such Credit Party notifies the Borrower of such Credit Party’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section 2.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.14 Taxes. (a) Each payment by or on behalf of any Loan Party under any Loan Document shall be made without withholding for any Taxes, unless such withholding is required by any law (as determined by the applicable withholding agent in its sole discretion exercised in good faith), provided, that (i) if any Taxes are withheld by a Loan Party (or the Administrative Agent, as the case may be) and such Taxes are Indemnified Taxes, then the amount payable by such Loan Party shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section 2.14), the applicable Credit Party receives the amount it would have received had no such withholding been made, and (ii) if the Taxes were withheld by a Loan Party or the Administrative Agent, as the case may be, such Loan Party or the Administrative Agent, as the case may be, shall timely pay the full amount of such Taxes to the relevant Governmental Authority in accordance with applicable law.

(b) The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) The Loan Parties shall jointly and severally indemnify each Credit Party for any Indemnified Taxes that are paid or payable by such Credit Party in connection with any Loan Document (including amounts paid or payable under this Section 2.14(d)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.14(d) shall be paid within 10 days after the Credit Party delivers to the Borrower a certificate stating the amount of any Indemnified Taxes so paid or payable by such Credit Party and describing the basis for the indemnification claim. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Credit Party shall deliver a copy of such certificate to the Administrative Agent.

(e) Each Lender shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) attributable to such Lender that are paid or payable by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.14(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error.

(f) (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.14(f)(ii)(A) through (E) and 2.14(f)(iii)) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of such Lender. Upon the reasonable request of such Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.14(f). If any form or certification previously delivered pursuant to this Section 2.14(f) expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify such Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.

(ii) Without limiting the generality of the foregoing, if the Borrower is a U.S. Person, any Lender with respect to the Borrower shall, if it is legally eligible to do so, deliver to such Borrower and the Administrative Agent (in such number of copies reasonably requested by such Borrower and the Administrative Agent) on or prior to the date on which such Lender becomes a party hereto, duly completed and executed copies of whichever of the following is applicable:

(A) in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(C) in the case of a Non-U.S. Lender for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

(D) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN or IRS Form W-8BEN-E and (2) a certificate substantially in the form of Exhibit H (a “U.S. Tax Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

(E) in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under any Loan Document (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C) and (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or

(F) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.

(iii) If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Loan Party and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.14(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g) For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(h) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including additional amounts paid pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.14(h), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.14(h) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.14(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(i) Each party’s obligations under this Section 2.14 shall survive any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under the Loan Documents.

(j) For purposes of Sections 2.14(e) and (f), the term “Lender” includes the Issuing Lender.

2.15 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section 2.15 submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.16 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the payment of additional amounts under Section 2.13 or Section 2.14(a) with respect to such Lender or if such Lender gives a notice described in Section 2.11(b), it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending offices to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.11(b), 2.13 or 2.14(a).

2.17 Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.13 or 2.14(a) or sends a notice described in Section 2.11(b), (b) becomes a Defaulting Lender, or (c) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders (with the percentage in such definition being deemed to be 66-2/3% for this purpose) has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.16 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.13 or 2.14(a) or to eliminate the illegality described in Section 2.11(b), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.15 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.13 or 2.14(a) or comply with Section 2.11(b), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.18 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.3;

(b) the Commitment and Extensions of Credit of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby;

(c) if any L/C Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the L/C Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Extensions of Credit plus such Defaulting Lender’s L/C Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) no non-Defaulting Lender’s Extensions of Credit would exceed such non-Defaulting Lender’s Commitment;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within one Business Day following notice by the Administrative Agent, Collateralize for the benefit of the Issuing Lender only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 8 for so long as such L/C Exposure is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized;

(iv) if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.3 and Section 3.3(a) shall be adjusted in accordance with such non-Defaulting Lenders’ Percentages; and

(v) if all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lender or any other Lender hereunder, all fees payable under Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Lender until and to the extent that such L/C Exposure is reallocated and/or Collateralized; and

(d) so long as such Lender is a Defaulting Lender, the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or Collateralized by the Borrower in accordance with Section 2.18(c), and participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.18(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a Lender Parent of any Lender shall occur following the Effective Date and for so long as such event shall continue or (ii) the Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless the Issuing Lender shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Lender to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower and the Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Percentage.

2.19 Accordion. (a) The Borrower and any one or more Lenders or other banks, financial institutions or other entities may from time to time agree that such Lender shall increase the amount of its Commitment or such other Person shall provide an additional Commitment by executing and delivering to the Administrative Agent an Increased Facility Activation Notice specifying (i) the amount of such increased or additional Commitment, as applicable, and (ii) the applicable Increased Facility Closing Date. Notwithstanding the foregoing, (i) without the consent of the Required Lenders, the aggregate amount of incremental Commitments obtained after the Effective Date pursuant to this Section 2.19(a) shall not exceed $100,000,000 and (ii) without the consent of the Administrative Agent, each increase effected pursuant to this Section 2.19(a) shall be in a minimum amount of at least $10,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in Section 2.19(a)(i) and shall be in an increment of $500,000); provided that (1) no Lender shall have any obligation to participate in any increase described in this Section 2.19(a) unless it agrees to do so in its sole discretion; (2) any prospective lender (if not already a Lender or an affiliate of a Lender) providing any such additional Commitment shall be reasonably acceptable to the Administrative Agent; (3) after giving effect to such additional Commitment, the New Lender providing such additional Commitment shall have an aggregate Commitment of at least $5,000,000 (and in additional increments of $500,000), unless otherwise agreed by the Administrative

Agent; (4) on a pro forma basis after giving effect to such increased or additional Commitment, as applicable, no Default or Event of Default exists or would exist; (5) on a pro forma basis after giving effect to such increased or additional Commitment, as applicable, and assuming that the Commitments were fully utilized on the Increased Facility Closing Date, the Borrower would be in compliance with the covenant contained in Section 7.2 as of such day; and (6) the representations and warranties contained in Section 4 shall be true and correct in all material respects immediately prior to, and after giving effect to, the Increased Facility Closing Date.

(b) Any additional bank, financial institution or other entity that has elected to become a “Lender” under this Agreement in accordance with the provisions of Section 2.19(a) shall execute a supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit J-2, whereupon, effective on the related Increased Facility Closing Date, such bank, financial institution or other entity (a “New Lender”) shall become a Lender hereunder and shall be bound by and entitled to the benefits of this Agreement.

(c) On each Increased Facility Closing Date, the Borrower shall borrow Loans under the relevant increased or additional Commitments from the relevant Lenders (or repay outstanding Loans, or both) in an amount (giving effect to any concurrent repayment of Loans) determined by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (i) each such Type or Eurodollar Tranche had been borrowed or effected on such Increased Facility Closing Date and (ii) all Lenders participated in each such Type or Eurodollar Tranche on a pro rata basis. The Eurodollar Base Rate applicable to any Eurodollar Loan borrowed pursuant to the preceding sentence shall equal the Eurodollar Base Rate then applicable to the Eurodollar Loans of the other Lenders in the same Eurodollar Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender).

(d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto hereby agrees that, on each Increased Facility Activation Date, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence of the increased Commitments pursuant to this Section 2.19. Any such deemed amendment may be effected in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

SECTION 3. LETTERS OF CREDIT

3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue at the request of the Borrower letters of credit (each a “Letter of Credit”) for the account of any Group Member on any Business Day during the Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided that (i) the Borrower shall not request, and no Issuing Lender shall be required to issue, any Letter of Credit if after giving effect to such issuance (and to any concurrent funding or prepayment of a Loan and to the application of proceeds thereof and to any concurrent expiration or termination or amendment or modification of any previously issued Letter of Credit), (A) the sum of (x) 105% of the Dollar Equivalent of Letters of Credit denominated in Optional Currencies issued by such Issuing Lender plus (y) the outstanding amount of all Letters of Credit issued by such Issuing Lender other than those denominated in Optional Currencies would exceed such Issuing Lender’s L/C Commitment then in effect, (B) the sum of (x) 105% of the Dollar Equivalent of Letters of Credit denominated in Optional Currencies plus (y) the outstanding amount of all Letters of Credit other than those denominated in Optional Currencies would exceed the L/C Sublimit then in effect, or (C) the sum of (x) 105% of the Dollar Equivalent of Letters of Credit denominated in Optional Currencies plus

(y) the then Outstanding Amount of the Extensions of Credit other than Letters of Credit denominated in Optional Currencies would exceed the lesser of (A) the Total Commitments then in effect and (B) the Borrowing Base and (ii) the Borrower shall be a co-applicant, and jointly and severally liable with respect to, each Letter of Credit issued for the account of any other Group Member. Each Letter of Credit shall (x) be denominated in Dollars or, if agreed by the applicable Issuing Lender, any Optional Currency and (y) expire no later than the earlier of (A) the date that is one year after the date of issuance of such Letter of Credit and (B) thirty (30) days prior to the Termination Date then in effect; provided, that any Letter of Credit with a one-year tenor may provide for the subsequent or successive renewal or automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in foregoing clause (B). If agreed by an Issuing Lender, Letters of Credit issued by such Issuing Lender may have an expiration date that exceeds one year (but in all events expires no later than thirty (30) days prior to the Termination Date then in effect); provided that the Borrower shall not request the issuance of any such Letter of Credit if the aggregate face amount of all such Letters of Credit outstanding on the date of such request and giving effect to the proposed issuance would exceed the Dollar Equivalent of $10,000,000.

(b) An Issuing Lender shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof). No Issuing Lender shall issue any Letter of Credit during any period commencing on the first Business Day after it receives written notice from the Administrative Agent that one or more of the conditions precedent contained in Section 5.2 shall not on such date be satisfied or waived, and ending when the Administrative Agent provides written notice to the effect that such conditions are satisfied or waived. The Administrative Agent shall promptly notify the Issuing Lenders upon becoming aware that such conditions in Section 5.2 are thereafter satisfied or waived. The Issuing Lenders shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2 have been satisfied or waived in connection with the issuance of any Letter of Credit.

3.3 Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans, shared ratably among the Lenders and payable in arrears on each Fee Payment Date in respect of the related Fee Payment Period during which such Letters of Credit were outstanding. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee equal to the greater of (x) 0.20% per annum on the undrawn and unexpired amount of each Letter of Credit issued by it or (y) $500, in the case of either clause (x) or (y), payable in arrears on each Fee Payment Date in respect of the related Fee Payment Period during which such Letters of Credit were outstanding. For the purposes of the foregoing calculations, the average daily undrawn and unexpired amount of any Letter of Credit denominated in an Optional Currency during any Fee Payment Period shall be calculated by multiplying (i) the average daily undrawn and unexpired amount of such Letter of Credit (expressed in the Optional Currency in which such Letter of Credit is denominated) during such period by (ii) the Exchange Rate for each such Optional Currency in effect on the Fee Payment Date or by such other method that the Administrative Agent and the Borrower may agree.

(b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by the Issuing Lender shall be required to be returned by it at any time), such L/C Participant shall pay to the Issuing Lender in Dollars upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Percentage of the Dollar Equivalent of the amount of such draft, or any part thereof, that is not so reimbursed (or is so returned) (calculated, in the case of any Letter of Credit denominated in an Optional Currency, as of the Reimbursement Date therefor); provided that in no event shall an L/C Participant be obligated to fund an amount that would cause such L/C Participant’s Extensions of Credit to exceed such L/C Participant’s Commitment. Subject to the foregoing, each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

3.5 Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 12:00 Noon, New York City time, on (i) the Business Day that the Borrower receives notice of such draft, if such notice is received on such day prior to 10:00 A.M., New York City time, or (ii) if clause (i) above does not apply, the Business Day immediately following the day that the Borrower receives such notice (such date, the “Reimbursement Date”). Each such payment shall be made to the relevant Issuing Lender at its address for notices referred to herein (or in the case of any payment in a currency other than Dollars, as directed by such Issuing Lender) in the currency in which such Letter of Credit is denominated and in immediately available funds (or, in the case of a currency other than Dollars, in such funds as shall be customary for settlement of obligations in such currency in the interbank market). Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.9(b) and (y) thereafter, Section 2.9(c). It is understood that the Borrower may elect to use the proceeds of a borrowing pursuant to Section 2.2 to finance its reimbursement obligations pursuant to this Section 3.5. Notwithstanding the last sentence of Section 2.2, the proceeds of any such borrowing shall be made available to the relevant Issuing Lender (and not to the Borrower) to the account specified by such Issuing Lender, in like funds as received by the Administrative Agent, and the Issuing Lender may credit its Percentage of such borrowing to the relevant Reimbursement Obligation in lieu of funding such amount to the Administrative Agent.

3.6 Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof.

The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.9 Termination of Issuing Bank. The Borrower may elect to terminate the status of any Issuing Lender as an Issuing Lender by giving not less than 10 Business Days prior notice of such election to the relevant Issuing Lender and the Administrative Agent; provided that after giving effect to such termination the terminated Issuing Lender does not have any L/C Obligations owing to it.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, MVWC and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

4.1 Financial Condition. (a) The audited combined balance sheets of MVWC as at the last day of the 2009 Fiscal Year and 2010 Fiscal Year, and the related combined statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young LLP, presented fairly the combined financial condition of MVWC and its Subsidiaries as at such dates, and the combined results of its operations and its combined cash flows for the fiscal years then ended. The unaudited combined balance sheet of MVWC as at the last day of the second Fiscal Quarter of the 2011 Fiscal Year, and the related unaudited combined statements of income and of cash flows for the period of two Fiscal Quarters ended on such date, presented fairly, in all material respects, the combined financial condition of MVWC and its Subsidiaries as at such date, and the combined cash flows for the period of two Fiscal Quarters then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, were prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). As of the Effective Date, no Group Member has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long term leases or unusual forward or long term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements and footnotes referred to in this paragraph. Except for Dispositions in the internal reorganization contemplated by the Separation and Distribution Agreement of property not intended to be part of the post spin-off business of the Group Members, during the period from the last day of the 2010 Fiscal Year to and including the Effective Date there has been no Disposition by any Group Member of any material part of its business or property.

(b) The unaudited pro forma opening balance sheet of MVWC as at the last day of the most recent Fiscal Quarter preceding the Closing Date for which financial statements are required to have been provided pursuant to Section 5.1(c), copies of which were furnished to each Lender prior to the Closing Date, were prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Spin-Off, (ii) the Loans made on the Closing Date and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing. Such balance sheet was prepared based on the best information available to MVWC as of the date of delivery thereof, and presented fairly on a pro forma basis the estimated financial position of MVWC and its consolidated Subsidiaries as at the Closing Date, assuming that the events specified in the preceding sentence had actually occurred at the last day of such Fiscal Quarter.

4.2 No Change. Except as disclosed in the Form 10 as in effect prior to the Effective Date, since the last day of the 2010 Fiscal Year, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Existence; Compliance with Law. Each of the Borrower and MVWC is, and as of the Closing Date and thereafter each other Group Member will be (a) duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (c) in compliance with all Requirements of Law, except in the case referred to in clause (b) or (c), to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Borrower and MVWC has, and as of the Closing Date and thereafter each other Group Member will have, the power and authority, and the legal right, to own and operate its property, to lease the properties it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that any failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is (or becomes) a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Prior to becoming a party thereto, each Loan Party will have taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Spin-Off and the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices will have been obtained or made and will be in full force and effect on or prior to the Closing Date and (ii) the filings referred to in Section 4.19. Each Loan Document will have been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents upon execution, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

4.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of MVWC or the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

4.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property; Liens. Each of the Borrower and MVWC has, and as of the Closing Date and thereafter each other Group Member will have title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.4.

4.9 Intellectual Property. Each Group Member as of the Closing Date will own, or be licensed or be otherwise permitted to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim against a Group Member has been asserted and is pending by any Person challenging or questioning the use by such Group Member of any Intellectual Property or the validity or effectiveness of any Intellectual Property owned or used by such Group Member, nor does MVWC or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by each Group Member does not infringe on, misappropriate or violate the rights of any Person in any material respect.

4.10 Taxes. Each Group Member has filed or caused to be filed all Federal, state and other material Tax returns that are required to be filed and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member); no Tax Lien has been filed, and, to the knowledge of MVWC and the Borrower, no claim is being asserted, with respect to any such Tax, fee or other charge.

4.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used (a) for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the Regulations of the Board or (b) for any purpose that violates the provisions of the Regulations of the Board. No more than 25% of the assets of the Group Members consist of “margin stock” as so defined. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

4.12 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of MVWC or the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

4.13 ERISA. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) each Group Member and each of their respective ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans and the regulations and published interpretations thereunder; (b) no ERISA Event or Foreign Plan Event has occurred or is reasonably expected to occur; and (c) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by any Group Member or any ERISA Affiliate or to which any Group Member or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with Statement of Financial Accounting Standards No. 106. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than an immaterial amount the fair market value of the assets of such Pension Plan allocable to such accrued benefits, and the present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than an immaterial amount the fair market value of the assets of all such underfunded Pension Plans.

4.14 Investment Company Act; Other Regulations. No Loan Party is (i) registered or is required to be registered as an “investment company” under the 40 Act or (ii) “controlled” by a company that is registered or required to be registered under the 40 Act. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

4.15 Subsidiaries. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Effective Date, (a) Schedule 4.15 sets forth the name and jurisdiction of incorporation of each Subsidiary that will be in existence on and after the Closing Date and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary.

4.16 Use of Proceeds. The proceeds of the Loans and the Letters of Credit shall be used for general corporate purposes.

4.17 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the facilities and properties owned, leased or operated by any Group Member (the “Properties”) do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the “Business”), nor does MVWC or the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of MVWC and the Borrower, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

(e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Group Member in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g) no Group Member has assumed any liability of any other Person under Environmental Laws.

4.18 Accuracy of Information, etc. No statement or information of any Loan Party contained in this Agreement, any other Loan Document when executed, the Form 10 or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Form 10, as of the Effective Date), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of MVWC to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. The representations and warranties of any Loan Party contained in the Spin-Off Documentation will be true and correct in all material respects on the Closing Date. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Form 10 as of the Effective Date or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

4.19 Security Documents. (a) The Guarantee and Collateral Agreement when executed will be effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Existing Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock were delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), and in the case of the other Collateral described in the Existing Guarantee and Collateral Agreement, when financing statements and other filings specified on Schedule 4.19(a) of the Existing Credit Agreement in appropriate form were filed in the offices specified on Schedule 4.19(a) of the Existing Credit Agreement, and when the other actions described in Schedule 3 to the Existing Guarantee and Collateral Agreement were completed, the Existing Guarantee and Collateral Agreement constituted a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Existing Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.4). In the case of the Pledged Stock described in the Guarantee and Collateral Agreement and required to be delivered hereunder, when stock certificates representing such Pledged Stock not previously delivered to the Administrative Agent are delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), and in the case of the other Collateral described in the Guarantee and Collateral Agreement, to the extent not previously filed, when financing statements and other filings specified on Schedule 4.19(a) in appropriate form are filed in the offices specified on Schedule 4.19(a), and to the extent not previously taken, when the other actions described in Schedule 3 to the Guarantee and Collateral Agreement have been completed, the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.4).

(b) Each of the Mortgages when executed will be effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 4.19(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person. Schedule 1.1C lists each parcel of Mortgaged Property located in the United States and held by the Borrower or any of its Subsidiaries as of the Second Amendment Effective Date, and such Mortgaged Property is all of the real property, interests in real property, In-Process Property and Time Share Interests required to be mortgaged pursuant to the Existing Credit Agreement (as of the Second Amendment Effective Date and after giving effect to any applicable waivers or modifications in respect thereof).

4.20 Solvency. (i) On a consolidated basis, the Group Members are, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent and (ii) on an individual basis, each of MVWC, the Borrower and each other Loan Party that owns any Mortgaged Property included in the Borrowing Base are, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

4.21 Regulation H. Except as listed on Schedule 4.21, which Schedule to the knowledge of MVWC and the Borrower lists as of the date hereof all real property located in a Flood Area (defined below), no Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1994 (each a “Flood Area”).

4.22 Certain Documents. On or prior to the Closing Date, the Borrower will have delivered to the Administrative Agent a complete and correct copy of the Spin-Off Documentation, including any amendments, supplements or modifications with respect to any of the foregoing in effect as of the Closing Date.

4.23 Anti-Corruption Laws and Sanctions. Each Loan Party, for itself or through its parent or other Affiliates, has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Loan Party, its Subsidiaries and their respective officers and employees and, to the knowledge of each Loan Party, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Loan Parties, their respective Subsidiaries or their respective directors, officers or employees, or (b) to the knowledge of each Loan Party, any agent of such Loan Party or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

SECTION 5. CONDITIONS PRECEDENT

5.1 Conditions to Initial Extension of Credit. The agreement of each Original Lender to make the initial extension of credit requested to be made by it on the Original Closing Date was subject to the satisfaction, prior to or concurrently with the making of such extension of credit, of the following conditions precedent:

(a) Credit Agreement; Guarantee and Collateral Agreement. The Administrative Agent shall have received (i) the Original Credit Agreement, executed and delivered by the Administrative Agent, MVWC, the Borrower and each Person listed on Schedule 1.1A thereto, (ii) the Original Guarantee and Collateral Agreement, executed and delivered by MVWC, the Borrower and each Subsidiary Guarantor and (iii) an Acknowledgement and Consent in the form attached to the Original Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

(b) Spin-Off, etc. The following transactions shall have been consummated:

(i) the Administrative Agent shall have received evidence satisfactory to it that the Separation and Distribution Agreement, substantially in the form delivered to the Original Lenders prior to the Effective Date, shall have been executed and delivered by the parties thereto and the Spin-Off shall have been consummated on the terms and conditions set forth in such Separation and Distribution Agreement;

(ii) the Borrower shall have entered into a revolving warehouse credit facility (as the same may from time to time be amended, modified, supplemented, restated, replaced or refinanced, the “Receivables Warehouse Facility”) with an aggregate commitment of at least $200 million and a term of not less than 364 days (from the date of its effectiveness) to finance its acquisition of Time Share Receivables pending the securitization thereof; and

(iii) the Administrative Agent shall have received evidence satisfactory to it that each of the Intercompany Agreements shall have been executed and delivered by the relevant parties thereto and shall have become effective in substantially the form delivered to the Original Lenders prior to the Effective Date.

(c) Pro Forma Balance Sheet; Financial Statements. The Original Lenders shall have received (1) (a) audited combined balance sheets and related statements of income, stockholders’ equity and cash flows of MVWC and its Subsidiaries for the two most recently completed Fiscal Years ended at least 90 days before the Original Closing Date and (b) unaudited combined balance sheets and related statements of income, stockholders’ equity and cash flows of MVWC and its Subsidiaries for each subsequent Fiscal Quarter ended at least 90 days before the Original Closing Date; and (2) the Opening Balance Sheet, prepared on a pro forma basis after giving effect to the Spin-Off as if the Spin-Off had occurred as at the last day of the second Fiscal Quarter of Fiscal Year 2011; provided that to the extent such financial statements referred to in items (1) or (2), as the case may be, are included in the filing of the required financial statements on form 10-K and form 10-Q or in the Form 10 (as it may be supplemented or amended until it becomes effective under the Exchange Act) by MVWC, such filed financial statements will satisfy the foregoing requirements.

(d) Approvals. All governmental and third party approvals necessary in connection with the Spin-Off, the continuing operations of the Group Members and the transactions contemplated by the Original Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Spin-Off or the financing contemplated by the Original Credit Agreement.

(e) Lien Searches. The Administrative Agent shall have received the results of a recent Lien search with respect to each Loan Party in each relevant jurisdiction listed on Schedule 4.19(a) to the Original Credit Agreement, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 7.4 or discharged on or prior to the Original Closing Date pursuant to documentation satisfactory to the Administrative Agent.

(f) Fees. The Original Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Original Closing Date.

(g) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Original Closing Date, substantially in the form of Exhibit C to the Original Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization, (iii) a certificate from the chief financial officer of MVWC certifying that after giving effect to the Spin-Off and any concurrent extension of credit under the Original Credit Agreement, (x) no Default or Event of Default exists and (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct; (iv) a certificate from the chief financial officer of MVWC, stating that the Loan Parties on a consolidated basis after giving effect to the Spin-Off and the other transactions contemplated by the Original Credit Agreement are Solvent before and after giving effect to the funding of any Loans or issuance of the initial Letters of Credit on the Original Closing Date; (v) a certificate from the chief financial officer of MVWC certifying (x) that on and as of the date of the Spin-Off, MVWC and the Borrower are in compliance with the financial covenants contained in Section 7.1, calculated on a pro forma basis for the Spin-Off and, in the case of income statement calculations, for the most-recent Fiscal Quarter for which financial statements have been provided pursuant to Section 5.1(c) prior to the Original Closing Date and (y) the amount of Investments in Foreign Subsidiaries outstanding as of the last day of the Fiscal Month ending at least 10 Business Days prior to the Effective Date and (vi) a Borrowing Base Certificate from the chief financial officer of MVWC demonstrating that, as at the last day of the most recently completed Fiscal Month ended at least 20 days before the Original Closing Date, on a pro forma basis giving effect to the extensions of credit on and as of the Original Closing Date, the Borrower is in compliance with Section 7.2.

(h) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Greenberg Traurig LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit G-1 to the Original Credit Agreement;

(ii) the legal opinion of in-house counsel of the Borrower and its Subsidiaries, substantially in the form of Exhibit G-2 to the Original Credit Agreement;

(iii) to the extent consented to by the relevant counsel, each legal opinion, if any, delivered in connection with the Spin-Off, accompanied by a reliance letter in favor of the Original Lenders;

(iv) the legal opinion of local counsel in Florida with respect to the Land Trust substantially in the form of Exhibit G-3 to the Original Credit Agreement; and

(v) the legal opinion of such other special and local counsel as may be required by the Administrative Agent and in each case, in form and substance reasonably satisfactory to the Administrative Agent.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by the Original Credit Agreement as the Administrative Agent may reasonably require.

(i) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Original Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Original Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof; provided that such certificates and related stock powers with respect to Foreign Subsidiaries shall not be required to be delivered to the Administrative Agent until 60 days following the Original Closing Date; provided further that unless reasonably requested by the Administrative Agent, no Foreign Subsidiary shall be required to certificate any equity interests which are not certificated.

(j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens permitted by Section 7.4), shall be in proper form for filing, registration or recordation.

(k) Mortgages, etc. (i) The Administrative Agent shall have received a Mortgage with respect to each Mortgaged Property, executed and delivered by a duly authorized officer of each party thereto.

(ii) If the Collateral includes mortgages on land parcels (or interests therein) either (A) the Administrative Agent shall have received, and the title insurance company issuing the policy referred to in clause (iii) below (the “Title Insurance Company”) shall have received, maps or plats of an as-built survey of the sites of the Mortgaged Properties certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Administrative Agent and the Title Insurance Company, provided, however, that in no event shall maps or plats of an as-built survey be required to be furnished to the Administrative Agent or the title insurance company for non-resort or non-inventory Mortgaged Property having a tax assessment value of $500,000 or less or (B), the Administrative Agent shall have received in respect of each land parcel (or interests therein) the related public offering statement covering the land parcel and any interests therein.

(iii) The Administrative Agent shall have received in respect of each Mortgaged Property a mortgagee’s title insurance policy (or policies) or marked up binder for such insurance, in each case in form and substance, and containing coverages, satisfactory to the Administrative Agent. The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid.

(iv) If the Mortgage covers any improved land parcel that is located in a Flood Area, the Administrative Agent shall have received (A) a certificate confirming flood insurance in an amount and on terms that are in compliance with Section 6.6(e) of this Agreement and (B) confirmation that the Borrower has received the notice required pursuant to Section 208.25(i) of Regulation H of the Board.

(v) The Borrower shall have made available at its offices to the Administrative Agent a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (iii) above and a copy of all other material documents affecting the Mortgaged Properties.

(l) Ratings. MVWC shall have received a corporate credit rating from S&P.

(m) Collection Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the system of Collection Accounts referred to in Section 6.11(a) shall have been established and all related account control agreements, in form and substance reasonably satisfactory to the Administrative Agent, shall have been executed and delivered by the Administrative Agent, the relevant depositary bank and the appropriate Loan Party.

(n) Patriot Act. At least five days prior to the Original Closing Date, the Administrative Agent and the other Original Lenders shall have received documentation and other information from each of the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

(o) Schedules. At least 3 (three) Business Days prior to the Original Closing Date, the Administrative Agent shall have received Schedule 1.1C, Schedule 4.19(a) and Schedule 4.19(b), each completed and in form and substance reasonably satisfactory to the Administrative Agent. Upon delivery of such schedules they will be deemed to be a part of the Credit Agreement as originally executed.

For the purpose of determining compliance with the conditions specified in this Section 5.1, each Original Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 5.1 unless the Administrative Agent shall have received written notice from such Original Lender prior to the proposed Original Closing Date specifying its objection thereto.

5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

(a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of such date as if made on and as of such date (or to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date).

(b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(c) Borrowing Base. The Administrative Agent shall have received a Borrowing Base Certificate demonstrating pro forma compliance with Section 7.2 after giving effect to the extensions of credit requested to be made on such date (it being understood that (x) the Borrowing Base Certificate delivered pursuant to clause (vi) of Section 5.1(g) satisfies this requirement on the Closing Date and (y) that such Borrowing Base Certificate shall be based on the most recent Borrowing Base Certificate delivered pursuant to Section 6.3(b) adjusted only for the requested extension of credit); provided that no such certificate shall be required in connection with an extension of credit that does not result in an increase in the Total Extensions of Credit.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.

SECTION 6. AFFIRMATIVE COVENANTS

Each of MVWC and the Borrower agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each of MVWC and the Borrower shall and shall cause each of their respective Subsidiaries, as applicable, to:

6.1 Financial Statements. Furnish to the Administrative Agent and each Lender:

(a) as soon as available, but in any event within 90 days after the end of each Fiscal Year, a copy of the audited consolidated balance sheet of MVWC and its consolidated Subsidiaries as at the end of such Fiscal Year and the related audited consolidated statements of income and of cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing;

(b) as soon as available, but in any event not later than 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (except in the case of the third Fiscal Quarter of Fiscal Year 2011, not later than 45 days after the effective date of the Spin-Off), the unaudited consolidated balance sheet of MVWC and its consolidated Subsidiaries as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the previous Fiscal Year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

Information required to be delivered pursuant to clause (a) or (b) of this Section shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on Intralinks or similar site to which Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov or on the website of MVWC at http://marriottvacationsworldwide.com. Each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents. Information required to be delivered pursuant to this Section may also be delivered by electronic communication of a “pdf” or similar copy.

6.2 Certificates; Other Information. Furnish to the Administrative Agent and each Lender (or, in the case of clause (m), to the relevant Lender):

(a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default arising pursuant to Section 7.1, except as specified in such certificate;

(b) concurrently with the delivery of any financial statements pursuant to Section 6.1, a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

(c) as soon as available, and in any event no later than 90 days after the end of each Fiscal Year, a detailed consolidated budget for the following Fiscal Year (including a projected consolidated balance sheet of the MVWC and its Subsidiaries as of the end of the following Fiscal Year, the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

(d) concurrently with the delivery of any financial statements pursuant to Section 6.1, copies of all amendments, supplements, waivers or other modifications with respect to any Intercompany Agreement or the Separation and Distribution Agreement that became effective during the fiscal period covered by such financial statements (or in the case of the financial statements pursuant to Section 6.1(a), during the fourth Fiscal Quarter) and which have not previously been delivered to the Lenders hereunder;

(e) within five Business Days after the same are sent, copies of all financial statements and reports that MVWC or the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five Business Days after the same are filed, copies of all financial statements and reports that MVWC or the Borrower may make to, or file with, the SEC;

(f) within seven Business Days of the end of each Fiscal Month, a timeshare sales report as of the end of such period for Time Share Interests included in the Borrowing Base as of the last day of such Fiscal Month in a format approved by the Administrative Agent;

(g) within twenty days (or if such twentieth day is not a Business Day, the next such day that is a Business Day) of the end of each calendar month, the servicer reports for each securitization transaction for which the Residual Interests are included in the Borrowing Base as of the last day of such calendar month;

(h) promptly following receipt thereof, copies of (i) any documents described in Section 101(f) and 101(j) of ERISA with respect to a Pension Plan and (ii) any documents described in Section 101(f), 101(k) or 101(l) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the relevant Group Members or ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plans, then, upon reasonable request of the Administrative Agent, such Group Member or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof;

(i) within 15 Business Days following the completion of each Fiscal Year, any changes to contracts (including any termination or expiration thereof) governing the receipt of Management Fees that could reasonably be expected to affect the amount of fees received or the timing of receipt thereof; provided that, if the aggregate amount of Management Fees received by the Loan Parties during such Fiscal Year exceeded $40,000,000, MVWC and the Borrower shall not be required to provide notice to the Administrative Agent of any such change that could not reasonably be expected to result in a material change to the amount of fees receivable under the applicable contract or the timing of receipt thereof; provided, further, that, for purposes of the foregoing proviso, the termination or expiration of any such contract, or any change to any provision governing the termination or expiration thereof, shall be deemed to be a “material change”;

(j) within 15 Business Days after the delivery of any financial statements pursuant to Section 6.1, the discount rate used to calculate the book value of Residual Interests and any changes to the assumptions used in the calculation of the book value of Residual Interests, including any such changes since the date of delivery of the most recent Borrowing Base Certificate;

(k) within 15 Business Days following the Closing Date, a schedule of Investments in Foreign Subsidiaries outstanding as of the Closing Date;

(l) promptly upon the request of the Administrative Agent, furnish a copy of any of the documents referred to in Section 5.1(k)(v) with respect to such Mortgaged Properties or any such documents in respect of any Mortgaged Property referred to in Section 6.10 to the Administrative Agent; and

(m) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

6.3 Compliance and Borrowing Base Certificates. The Borrower shall deliver to the Administrative Agent:

(a) concurrently with the delivery of any financial statements pursuant to Section 6.1, a Compliance Certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer’s knowledge, no Default or Event of Default has occurred and is continuing as of the date of such certificate, except as specified in such certificate, (ii) containing all information and calculations necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be, and (iii) to the extent not previously disclosed to the Administrative Agent, (1) a description of any change in the jurisdiction of organization of any Loan Party, (2) a list of any Intellectual Property in the categories set forth in Schedule 6 to the Guarantee and Collateral Agreement acquired or exclusively licensed by any Loan Party and (3) a description of any Person that has become a Group Member, in each case since the date of the most recent report delivered pursuant to this clause (iii) (or, in the case of the first such report so delivered, since the Effective Date);

(b) within 20 days (or if such twentieth day is not a Business Day, the next such day that is a Business Day) following the end of each Fiscal Month, a Borrowing Base Certificate duly executed by the Chief Financial Officer, Controller or a Company Vice President setting forth a calculation of the Borrowing Base as of the end of such fiscal period; provided, that, MVWC shall deliver an interim Borrowing Base Certificate to the Administrative Agent upon (i) any Material Disposition (it being understood and agreed that such Borrowing Base Certificate shall be calculated after giving pro forma effect to such Material Disposition) and (ii) as required by Section 5.2(c); and

(c) within 20 days (or if such twentieth day is not a Business Day, the next such day that is a Business Day) following the end of each Fiscal Month the Borrower will provide certification to the Title Insurance Company of the quantum of beneficial interests in the Land Trust subject to a Mortgage.

6.4 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member.

6.5 Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.5 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.6 Maintenance of Property; Insurance. (a) (i) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (ii) maintain with financially sound and reputable companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruptions) as are usually insured against in the same general area by companies engaged in the same or a similar business.

(b) Without limiting the requirements in Section 6.6(a), maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral (including any Collateral that is owned through the Beneficial Interests (as defined in the Mortgages)) against loss by fire, explosion, theft and such other casualties as is consistent with that carried by other reasonably prudent owners/operators engaged in the same or similar business in the same general area or as may otherwise be reasonably satisfactory to the Administrative Agent, and (ii) insuring the Loan Parties, the Administrative Agent and the other Secured Parties (as defined in the Guarantee and Collateral Agreement) against liability for personal injury and property damage relating to such Collateral, such policies to be in such form and amounts and having such coverage as is consistent with that carried by other reasonably prudent owners/operators engaged in the same or similar business in the same general area or as may otherwise be reasonably satisfactory to the Administrative Agent; in the case of both clause (i) and clause (ii) of this Section 6.6(b), taking into account the commercial reasonableness of the procurement of such insurance coverage in light of then current market conditions. Except as the Administrative Agent may agree, in its sole discretion, all such insurance shall (i) provide that no cancellation in coverage thereof shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice thereof, (ii) if commercially available, provide that no material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice thereof, (iii) if insuring Collateral, name the Administrative Agent as an additional insured party or loss payee, as its interests may appear; provided that if the notice provision in clause (ii) above is not commercially available, the Borrower shall promptly upon obtaining knowledge thereof provide the Administrative Agent with notice of such material reduction or change in coverage. With respect to Beneficial Interests, the obligation hereunder (including under subsection (e) below) shall be deemed satisfied so long as the Trust or the Trust Association (as defined in the Mortgages) or other owners’ association governing the “Trust Property” (as defined by the Trust Agreement referred to in the Mortgages) owns a “master” or “blanket” policy for the Trust Property in accordance with the terms hereof (or such policy has been obtained on its behalf).

(c) Upon execution of this Agreement, Borrower shall deliver (i) certificates of insurance which evidence the required coverages, and certificates with respect to any renewals thereof to the Administrative Agent and (ii) supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

(d) Promptly shall comply with and conform in all material respects to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to the Loan Parties or to any of the Collateral or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Collateral and not use or knowingly permit the use of the Collateral in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Agreement.

(e) All improved real property or interest therein that is encumbered by a Mortgage and located in a Flood Area must be insured for flood risks in amounts as are available on commercially reasonable terms and as approved by the Administrative Agent, which approval shall not be unreasonably withheld; provided, however, that in no case can the amount of insurance be less than that required by applicable law and regulation. Such insurance may be maintained under an “all-risk” blanket program which includes the required flood coverage

(f) If Borrower is in default of its obligations to insure or deliver certificates of insurance for any such policy or policies (including any policies required under subsection (e) above), then Administrative Agent, at its option upon ten (10) days’ notice to Mortgagor (as defined in the relevant Mortgage), if during such 10-day period such default remains uncured, may effect such insurance from year to year at rates substantially similar to the rate at which Borrower had insured the Collateral, and pay the premium or premiums therefor, and Borrower shall pay to Administrative Agent within ten (10) days after demand together with supporting documentation such premium or premiums so paid by Mortgagee (as defined in the relevant Mortgage).

6.7 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) upon prior notice to the Borrower permit representatives of the Administrative or any Lender (provided that such Lender is accompanied by a representative of the Administrative Agent) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants; provided that such inspections and visits by the Administrative Agent shall be at the expense of the Borrower; provided further, that if no Event of Default has occurred and is continuing only one such visit and inspection in any calendar year shall be at the expense of the Borrower.

6.8 Notices. Promptly give notice to the Administrative Agent and each Lender of:

(a) the occurrence of any Default or Event of Default;

(b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Group Member (i) in which the amount involved is $5,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought which, if granted, could reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document;

(d) the occurrence of any ERISA Event or Foreign Plan Event that, alone or together with any other ERISA Event(s) and/or Foreign Plan Event(s) that have occurred, could reasonably be expected to result in liability of any Group Member or any ERISA Affiliate in an aggregate amount exceeding $5,000,000, as soon as possible and in any event within 10 Business Days after MVWC knows or has reason to know thereof; and

(e) any event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.8 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto.

6.9 Environmental Laws. (a) Comply in all material respects with, and use reasonable commercial efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and use reasonable commercial efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

6.10 Additional Collateral, etc. (a) With respect to any property acquired after the Closing Date by any Loan Party (other than (w) any property described in Sections 6.10(c) or (d), (x) any property subject to a Lien expressly permitted by Section 7.4(g), (y) property acquired by any Excluded Foreign Subsidiary or any Special Purpose Subsidiary or (z) any Excluded Property) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, the applicable Loan Party shall promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

(b) [Reserved.]

(c) With respect to (i) any In-Process Property or (ii) Time Share Interests acquired or converted from In-Process Property after the Closing Date by any Loan Party (other than (x) any such real property subject to a Lien expressly permitted by Section 7.4(g), (y) real property acquired by any Excluded Foreign Subsidiary and (z) Excluded Property):

(i) (A) In respect of any such Time Share Interests (other than any Direct-from-Consumer Time Share Interests), the applicable Loan Party will, within twelve months of the date in which any In-Process Property becomes Time Share Interests or a Time Share Interest (other than any Direct-from-Consumer Time Share Interest) is acquired, execute and deliver for recording a first priority Mortgage (or a recordable instrument extending and spreading the lien of any existing Mortgage) in favor of the Administrative Agent encumbering such Time Share Interests (other than any Direct-from-Consumer Time Share Interests) owned by any Loan Party.

(B) Each such Mortgage shall be accompanied by delivery of the relevant items set forth in Section 5.1(k) that would have been required to have been provided if such property had been owned by the relevant Loan Party on the Closing Date and any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage. Each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent.

(C) If requested by the Administrative Agent, the Borrower shall also deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(D) For the avoidance of doubt, any Time Share Interests acquired or converted from In-Process Property after the Closing Date by any Loan Party that at any time are not subject to a Mortgage in accordance with this Section 6.10(c) shall be excluded from the definition of Eligible Time Share Interests.

(ii) In respect of any In-Process Property that the Borrower elects to include in the Borrowing Base as Eligible In-Process Property, the applicable Loan Party shall (A) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, together with the relevant items set forth in Section 5.1(k) that would have been required to have been provided if such property had been owned by the relevant Loan Party on the Closing Date and any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (B) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, any such In-Process Property that at any time is not subject to a Mortgage in accordance with this Section 6.10(c) shall be excluded from the definition of Eligible In-Process Property.

(iii) In respect of any Direct-from-Consumer Time Share Interests that the Borrower elects to include in the Borrowing Base as Eligible Time Share Interests, the applicable Loan Party shall (A) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, together with the relevant items set forth in Section 5.1(k) that would have been required to have been provided if such property had been owned by the relevant Loan Party on the Closing Date and any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (B) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, any such Direct-from-Consumer Time Share Interest that at any time is not subject to a Mortgage in accordance with this Section 6.10(c) shall be excluded from the definition of Eligible Time Share Interests.

(d) With respect to any Subsidiary (other than an Excluded Foreign Subsidiary and a Special Purpose Subsidiary) created or acquired after the Closing Date by any Loan Party (which, for the purposes of this paragraph (d), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary or a Special Purpose Subsidiary), the applicable Loan Party shall promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Loan Party, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent and, (C) if such Subsidiary owns any real property of the type in which mortgages are required by Section 6.10(c), cause such Subsidiary to comply with such Sections and (D) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(e) With respect to any new Excluded Foreign Subsidiary or Special Purpose Subsidiary created or acquired after the Closing Date by any Loan Party, the applicable Loan Party shall promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any such Loan Party (provided that in no event shall more than 66-2/3% of the total outstanding voting Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

6.11 Accounts.

(a) On or before the Closing Date, the Borrower shall have (or shall have caused the relevant Loan Party to have) established the following deposit accounts as Collection Accounts:

(i) one or more accounts for the purpose of collecting proceeds of the sale of Time Share Interests that are included in the calculation of the Borrowing Base (other than sales of legacy and fractional products from resorts in the U.S. Virgin Islands);

(ii) one or more accounts for the purpose of collecting Management Fees; and

(iii) one or more accounts for the purpose of collecting proceeds of Residual Interests that are included in the calculation of the Borrowing Base.

(b) The relevant Loan Parties shall cause all (i) proceeds and deposits received from the buyers of Time Share Interests and not subject to rescission that are included in the calculation of the Borrowing Base (other than from buyers of legacy and fractional products from resorts in the U.S. Virgin Islands) to be deposited in the Collection Accounts established for such purpose, (ii) Management Fees to be deposited in the Collection Account established for such purpose and (iii) proceeds of Residual Interests that are included in the calculation of the Borrowing Base to be deposited in the Collection Account established for such purpose. Such deposits shall be made promptly and in any event no later than two Business Days following receipt by any Loan Party or any agent of any Loan Party of such proceeds.

(c) Each of the relevant Loan Parties further agrees to direct (A) all account debtors in respect of any Management Fees that constitute Collateral to make all payments thereof directly to a lock box associated with a Collection Account established pursuant to Section 6.11(a)(ii); (B) all agents that conduct closings of sales of Time Share Interests to remit net proceeds of such sales received from Time Share Interest buyers upon such closings directly to a Collection Account established pursuant to Section 6.11(a)(i); and (C) any trustee or administrative agent that holds or receives proceeds of Residual Interests included in the calculation of the Borrowing Base to remit all such proceeds directly to a Collection Account established pursuant to Section 6.11(a)(iii).

6.12 Credit Rating. The Borrower shall at all times use its commercially reasonable efforts to cause a public corporate credit rating by S&P to be maintained with respect to MVWC.

6.13 Compliance with Anti-Corruption Laws and Sanctions. Each Loan Party, for itself or through its parent or other Affiliates, will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 7. NEGATIVE COVENANTS

Each of MVWC and the Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each of MVWC and the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

7.1 Financial Condition Covenants.

(a) Consolidated Leverage Ratio. Permit the ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for the Reference Period set forth below to exceed the ratio set forth below opposite such Reference Period:

FISCAL QUARTER(S) ENDING	CONSOLIDATED LEVERAGE RATIO
Closing Date through last day of 2012 Fiscal Year	6.00:1.0
Last day of first 2013 Fiscal Quarter	6.00:1.0
Last day of second 2013 Fiscal Quarter	5.75:1.0
Last day of third 2013 Fiscal Quarter	5.75:1.0
Last day of 2013 Fiscal Year	5.75:1.0
Last day of first 2014 Fiscal Quarter	5.75:1.0
Last day of each Fiscal Quarter thereafter	5.25:1.0

(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any Reference Period to be less than the 3.00:1:00.

(c) Consolidated Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) the Base Consolidated Tangible Net Worth Amount plus (ii) in respect of each Fiscal Quarter that has elapsed following the Second Amendment Effective Date, 80% of any increase in Consolidated Tangible Net Worth during each such Fiscal Quarter attributable to Net Cash Proceeds received by any Group Member in an offering of common equity during such Fiscal Quarter, on a cumulative basis.

7.2 Borrowing Base. Permit the Borrowing Base Coverage Ratio to be less than 1.25:1.00.

7.3 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness of MVWC or of the Borrower to any Subsidiary and of any Wholly Owned Subsidiary Guarantor to MVWC or to the Borrower or any other Subsidiary;

(c) Guarantee Obligations incurred in the ordinary course of business by MVWC or the Borrower or any of their respective Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor;

(d) Indebtedness outstanding on the Effective Date and listed on Schedule 7.3(d) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof);

(e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.4(g) in an aggregate principal amount not to exceed $12,000,000 at any one time outstanding;

(f) Indebtedness arising under any Swap Agreements permitted by Section 7.12;

(g) Indebtedness in respect of, represented by, or in connection with appeal, bid, performance, surety, customs or similar bonds issued for the account of any Group Member, the performance of bids, tenders, sales or contracts (in each case, other than for the repayment of borrowed money), statutory obligations, workers’ compensation claims, unemployment insurance, other types of social security or pension benefits, self-insurance and similar obligations and arrangements, in each case, to the extent incurred in the ordinary course of business;

(h) Indebtedness incurred under, and Guarantee Obligations relating to, the Receivables Warehouse Facility;

(i) Non-Recourse Debt of any Time Share SPV in respect of any Qualified Securitization Transactions;

(j) Indebtedness of Foreign Subsidiaries and Indebtedness of Foreign Subsidiaries that is guaranteed by a Loan Party to the extent permitted by Section 7.3(k);

(k) unsecured Guarantee Obligations of a Loan Party or any Subsidiary in respect of Indebtedness of a Foreign Subsidiary to the extent permitted by Section 7.9(f);

(l) Indebtedness of a newly-acquired Subsidiary that is outstanding on the date such Subsidiary is acquired; provided that any such Indebtedness was not created in contemplation of such acquisition and such acquisition was made in compliance with Section 7.9;

(m) Guarantee Obligations in respect of the Singapore L/C;

(n) Guarantee Obligations under the Separation and Distribution Agreement or the Intercompany Agreements;

(o) Guarantee Obligations constituting Standard Securitization Undertakings in respect of a Qualified Securitization Transaction;

(p) Indebtedness in respect of the Preferred Stock;

(q) Indebtedness in respect of the deferred purchase price of Marriott Rewards points under the Marriott Rewards Affiliation Agreement;

(r) Indebtedness which may be deemed to exist in connection with customary agreements providing for indemnification, purchase price adjustments and similar obligations in connection with the acquisition or disposition of assets in connection with transactions otherwise permitted hereunder;

(s) Subordinated Debt; provided that (w) no Event of Default exists on the date of incurrence thereof or would result therefrom, (x) such Indebtedness does not have any scheduled or mandatory payments of principal prior to the date that is three months following the Termination Date (as in effect in the date of incurrence of such Indebtedness) and (y) after giving effect to such Indebtedness and the use of proceeds thereof, in each case for the Reference Period ending on the last day of the Fiscal Quarter preceding the date on which such Indebtedness is incurred for which financial statements are available pursuant to Section 6.1, (1) the Borrower will be in compliance with the financial covenants set forth in Section 7.1 determined on a pro forma basis as of the last day of such Reference Period and (2) the consolidated leverage ratio set forth in Section 7.1(a) determined on such pro forma basis would be no greater than 0.25x less than the maximum consolidated leverage ratio set forth in Section 7.1(a) as at the last day of such Fiscal Quarter, it being acknowledged and agreed that the required ratio levels to be satisfied will be the levels applicable on the last day of the Fiscal Quarter in which such Indebtedness is incurred;

(t) Indebtedness of any Group Member relating to MVWC’s European or Asia Pacific businesses incurred under and Guarantee Obligations of the Borrower or MVWC incurred in connection with hypothecations of or Qualified Securitization Transactions with respect to Time Share Receivables relating to resorts within MVWC’s European or Asia Pacific businesses;

(u) Non-Recourse Debt attaching to any Time Share Interests or Time Share Development Property that is acquired by any Group Member that is not a Loan Party after the Closing Date; provided that (i) such Indebtedness existed at the time such real property was acquired and was not created in contemplation of such acquisition and (ii) at any time such Indebtedness is assumed and after giving pro forma effect to such assumption, the aggregate principal amount of all Indebtedness assumed and then outstanding pursuant to this Section 7.3(u), when aggregated with the principal amount of all other Indebtedness then outstanding pursuant to Section 7.3(v), shall not exceed $180,000,000;

(v) Non-Recourse Debt incurred by any Group Member that is not a Loan Party to finance (i) the acquisition or development of any Time Share Interests by such Group Member or (ii) the acquisition of any Time Share Development Property by such Group Member; provided that at any time such Indebtedness is incurred and after giving pro forma effect to such incurrence, the aggregate principal amount of all Indebtedness incurred and then outstanding pursuant to this Section 7.3(v), when aggregated with the principal amount of all other Indebtedness then outstanding pursuant to Section 7.3(u), shall not exceed $180,000,000;

(w) unsecured Guarantee Obligations of a Loan Party or any Subsidiary in respect of Indebtedness of any Group Member permitted by Section 7.3(u) or (v) in an aggregate principal amount not to exceed $60,000,000 at any one time outstanding; and

(x) additional Indebtedness of MVWC or any of its Subsidiaries in an aggregate principal amount (for MVWC and all Subsidiaries) not to exceed $10,000,000 at any one time outstanding.

7.4 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a) Liens for Taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings and which do not in the aggregate materially detract from the value of the property subject thereto;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds, credit card merchant agreements and bank cash account management agreements and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of MVWC or any of its Subsidiaries;

(f) Liens in existence on the Effective Date listed on Schedule 7.4(f), securing Indebtedness permitted by Section 7.3(d), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

(g) Liens securing Indebtedness of MVWC or any Subsidiary incurred pursuant to Section 7.3(e) to finance the acquisition of fixed or capital assets that do not constitute In-Process Property or Time Share Interests, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

(h) Liens created pursuant to the Security Documents;

(i) any interest or title of a lessor under any lease entered into by MVWC or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

(j) Liens on (1) Time Share Receivables and Related Assets transferred to a Time Share SPV and (2) assets of a Time Share SPV, in either case incurred in connection with a Qualified Securitization Transaction or the Receivables Warehouse Facility;

(k) pledges or deposits of cash or Cash Equivalents made to secure obligations in respect of Swap Agreements permitted hereunder;

(l) Liens on property or Capital Stock of a Person at the time such Person becomes a Subsidiary; provided however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided further, however, that any such Lien may not extend to any other property owned by a Group Member;

(m) pledges or deposits securing the Singapore L/C;

(n) Liens not otherwise permitted by this Section 7.4 so long as such Liens to do not encumber In-Process Property or Time Share Interests and neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as MVWC and all Subsidiaries) $2,000,000 at any one time;

(o) Liens on Foreign Time Share Receivables securing Indebtedness permitted by Section 7.3(j);

(p) Liens on the monetized notes underlying hypothecations of, or Qualified Securitization Transactions with respect to, Time Share Receivables permitted by Section 7.3(t); and

(q) Liens on the property of a Group Member that is not a Loan Party and pledges of the Capital Stock of such Group Member, in each case to secure Non-Recourse Debt permitted by Sections 7.3(u), (v) or (w).

7.5 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a) (i) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (ii) any Subsidiary of MVWC (other than the Borrower and its Subsidiaries) may be merged or consolidated with or into MVWC (provided that MVWC shall be the continuing or surviving corporation) or with or into any Subsidiary of MVWC and (iii) any Subsidiary of the Borrower may be merged or consolidated with or into any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation);

(b) (i) any Subsidiary of the Borrower may Dispose of any or all of its assets (A) to the Borrower or any Wholly Owned Subsidiary Guarantor (upon voluntary liquidation or otherwise) or (B) pursuant to a Disposition permitted by Section 7.6, and (ii) any Subsidiary of MVWC (other than the Borrower and its Subsidiaries) may Dispose of any or all of its assets (A) to MVWC or any Subsidiary (upon voluntary liquidation or otherwise) or (B) pursuant to a Disposition permitted by Section 7.6;

(c) any Investment expressly permitted by Section 7.9 may be structured as a merger, consolidation or amalgamation; and

(d) the restrictions contained in this Section 7.5 shall not apply to any transaction entered into in connection with the Spin-Off.

7.6 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of obsolete or worn out property in the ordinary course of business;

(b) the sale of inventory (including Time Share Interests) in the ordinary course of business;

(c) Dispositions permitted by clause (i) (A) or (ii)(A) of Section 7.5(b);

(d) the sale or issuance of any Subsidiary’s Capital Stock to MVWC or the Borrower or any Wholly Owned Subsidiary Guarantor;

(e) (i) the Disposition of Time Share Receivables in the ordinary course of business (which may include the Disposition of disputed or written down Time Share Receivables in a manner determined to be prudent by MVWC), (ii) Dispositions of Time Share Receivables and Related Assets or an interest therein of the type specified in the definition of “Qualified Securitization Transaction” to a Time Share SPV, in each case provided that, after giving pro forma effect to such Disposition and application of proceeds thereof, the Borrower is in compliance with Section 7.2 and (iii) the Disposition of Time Shares Receivables by Foreign Subsidiaries for fair value;

(f) the Disposition of Time Share Interests (other than in the ordinary course of business) not to exceed $50,000,000 in gross proceeds in any Fiscal Year;

(g) the Disposition of real property (other than Time Share Interests) not to exceed $150,000,000 in gross proceeds in any Fiscal Year;

(h) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Group Member;

(i) Dispositions in connection with and contemplated by the Separation and Distribution Agreement and the Intercompany Agreements;

(j) the Disposition of property having a fair market value not to exceed $5,000,000 in the aggregate for any Fiscal Year;

(k) the issuance of Preferred Stock;

(l) the Disposition in the ordinary course of business of interests in the entities which hold the interests in inventory used in the operation of the Marriott Vacation Club, Asia Pacific business to an independent trustee or administrative third parties subject to regulatory provisions of the laws of the jurisdictions governing such entities; and

(m) any operating or capital lease entered into by any Group Member (as lessor) in the ordinary course of business.

7.7 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, “Restricted Payments”), except that:

(a) any Subsidiary may make Restricted Payments to MVWC, the Borrower or any Wholly Owned Subsidiary Guarantor;

(b) so long as no Default or Event of Default shall have occurred and be continuing, MVWC may purchase MVWC’s common stock or common stock options from present or former officers or employees of any Group Member upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause (b) after the Effective Date (net of any proceeds received by MVWC after the Effective Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $5,000,000 in any Fiscal Year;

(c) any Foreign Subsidiary may make Restricted Payments to any Foreign Subsidiary that is a Wholly Owned Subsidiary;

(d) so long as no Default or Event of Default shall have occurred and be continuing, the issuer thereof may pay ordinary dividends on the Preferred Stock; and

(e) MVWC and the Borrower may make Restricted Payments so long as after giving effect to such Restricted Payment, (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Consolidated Leverage Ratio as of the last day of the most recent Reference Period (after giving effect to such Restricted Payment as if such Restricted Payment occurred on such date) is less than or equal to 5.00 to 1.00 on a pro forma basis and (iii) MVWC and the Borrower are in compliance on a pro forma basis with (x) the financial covenants contained in Section 7.1(b) and (c) of this Agreement as of the last day of the most recent Reference Period (after giving effect to such Restricted Payment as if such Restricted Payment occurred on such date) and (y) the Borrowing Base Coverage Ratio contained in Section 7.2 as of the date of such Restricted Payment.

7.8 Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of MVWC and its Subsidiaries in the ordinary course of business not exceeding $350,000,000 in any Fiscal Year; provided, that (a) up to $50,000,000 of any such amount referred to above, if not so expended in the Fiscal Year for which it is permitted, may be carried over for expenditure in the next succeeding Fiscal Year and (b) Capital Expenditures made pursuant to this Section 7.8 during any Fiscal Year shall be deemed made, first, in respect of amounts permitted for such Fiscal Year as provided above and, second, in respect of amounts carried over from the prior Fiscal Year pursuant to clause (a) above.

7.9 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) Investments in Cash Equivalents;

(c) Guarantee Obligations permitted by Section 7.3;

(d) loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for all Group Members not to exceed $5,000,000 at any one time outstanding;

(e) intercompany Investments by any Group Member in the Borrower or any Person that, prior to such investment, is a Wholly Owned Subsidiary Guarantor;

(f) (i) Investments by any Foreign Subsidiary in any Foreign Subsidiary that is, or after giving effect to such Investment will become, a Wholly Owned Subsidiary; and;

(ii) Investments (not otherwise permitted by subsection 7.9(f)(i)) by any Group Member in any Foreign Subsidiary (or in any Person that after giving effect to such Investment will become a Foreign Subsidiary); provided that after giving effect to such Investment no Default or Event of Default will exist and the amount of any such Investment shall not exceed on the date such Investment is made, an amount equal to (1) $175,000,000 minus (2) the aggregate amount of Investments in Foreign Subsidiaries theretofore made in accordance with this subsection 7.9(f)(ii) after the Effective Date (including for such purpose the fair market value of any assets contributed to any Foreign Subsidiary (as determined in good faith by senior management of MVWC) pursuant to this Section 7.9(f)(ii), net of Indebtedness assigned to, and assumed by, the respective Foreign Subsidiary in connection therewith) it being understood and agreed that to the extent a Group Member (other than a Foreign Subsidiary) (after the respective Investment has been made) receives (A) a cash return from the respective Investment previously invested pursuant to this Section 7.9(f)(ii) (which cash return may be made by way of repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption or proceeds of a disposition) in the case of equity investments), (B) a reduction or termination of an Investment in the form of a guaranty made under this Section 7.9(f)(ii) or (C) a return in the form of an asset distribution in respect of the respective Investment previously invested pursuant to this Section 7.9(f)(ii), then the amount of such cash return of investment, such reduction or termination of a guaranty or the fair market value of such distributed asset (as determined in good faith by senior management of MVWC), as the case may be, shall be added back; provided that the aggregate amount of add-backs described above in respect of any Investment permitted by this subsection 7.9(f)(ii) shall not exceed the amount previously invested pursuant to this Section 7.9(f)(ii) in such Investment;

(g) Investments in Time Share Receivables in the ordinary course of business;

(h) Investments (i) by a Group Member in a Time Share SPV or any Investment by a Time Share SPV in any other Person, in each case, in connection with a Qualified Securitization Transaction, provided, however, that any Investment in any such Person is in the form of a note or any equity interest or interests in Time Share Receivables and Related Assets generated by a Group Member and contributed or sold to such Time Share SPV in connection with a Qualified Securitization Transaction; or (ii) by a Group Member in any Time Share SPV in connection with its exercise of any rights under clean up call provisions of 15% or less in any Qualified Securitization Transaction;

(i) provided that after giving effect thereto no Default or Event of Default will exist, Investments by MVWC, the Borrower or a Wholly Owned Subsidiary Guarantor constituting either the acquisition of (x) all or substantially all of the assets, or all or substantially all of the assets constituting a business, division or product line, of any Person not already a Subsidiary of MVWC or (y) 100% of the Capital Stock of any such Person, which Person shall, as a result of the acquisition of such Capital Stock, become a Wholly Owned Subsidiary Guarantor (or shall be merged with and into the Borrower or another Wholly Owned Subsidiary Guarantor, with the Borrower or such Wholly Owned Subsidiary Guarantor being the surviving or continuing Person) in an aggregate amount (valued at cost, including any Indebtedness assumed in connection with such acquisition) not to exceed $225,000,000 during the term of this Agreement;

(j) in addition to Investments otherwise expressly permitted by this Section 7.9, Investments by MVWC, the Borrower or any of their respective Subsidiaries in an aggregate amount (valued at cost) not to exceed $5,000,000 during the term of this Agreement;

(k) Investments constituting Restricted Payments permitted by Section 7.7; and

(l) to the extent constituting an Investment, any Swap Agreement permitted by Section 7.12.

7.10 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than MVWC, the Borrower or any Wholly Owned Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Group Member, and (c) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate. The restrictions contained in this Section 7.10 shall not apply to (i) any transaction between or among Subsidiaries of the Borrower (other than MVWC, the Borrower or any Wholly Owned Subsidiary Guarantor) in the ordinary course of business, (ii) transactions between or among Group Members in the ordinary course of business not to exceed $10,000,000 in the aggregate, (iii) transactions in which the Borrower or any Subsidiary delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Subsidiary from a financial point of view or stating that the terms are not materially less favorable, when taken as a whole, than those that might reasonably have been obtained by the Borrower or such Subsidiary in a comparable transaction at such time on an arms’ length basis from a Person that is not an Affiliate, (iv) any transaction (including any working capital true-up payment) entered into in connection with the Spin-Off, including the Separation and Distribution Agreement and the Intercompany Agreements, (v) to any sale or other transfer of Time Share Receivables and other Related Assets or other transactions customarily effected as part of (A) a Qualified Securitization Transaction (including, without limitation, servicing agreements and other similar arrangements customary in Qualified Securitization Transactions) or (B) the Receivables Warehouse Facility, (vi) timeshare and fractional sales commissioned services provided through operations in Mexico, Latin America or the Caribbean or (vii) owner services activities provided through Promociones Marriott, S.A. de C.V.

7.11 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Group Member of real or personal property that has been or is to be sold or transferred by such Group Member to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Group Member.

7.12 Swap Agreements. Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Capital Stock), (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the

Borrower or any Subsidiary, (c) back-to-back Swap Agreements between MVWC, the Borrower or any Subsidiary and a counterparty which constitutes, in all material respects, a mirror Swap Agreement to any swap transaction described in clauses (a) and (b) of this Section 7.12 in connection with the Receivables Warehouse Facility or any Qualified Securitization Transaction and (d) any accelerated share repurchase agreement, prepaid forward purchase agreement or similar contract and all other agreements related thereto with respect to the purchase by MVWC of its Capital Stock to the extent permitted by Section 7.7(e).

7.13 Changes in Fiscal Periods. Permit a Fiscal Year to end on a day other than as specified for such Fiscal Year in Schedule 1.1E or change the method for determining Fiscal Quarters or Fiscal Months.

7.14 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member (other than a Special Purpose Subsidiary) to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

7.15 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of MVWC (other than a Special Purpose Subsidiary with respect to the Qualified Securitization Transaction to which such Special Purpose Subsidiary is a party) to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, MVWC or any other Subsidiary, (b) make loans or advances to, or other Investments in, MVWC or any Subsidiary or (c) transfer any of its assets to MVWC, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

7.16 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement (after giving effect to the Spin-Off) or that are reasonably related thereto; provided that, for avoidance of doubt, the operation by any Loan Party of any Time Share Development Property prior to or during the conversion of such Time Share Development Property to Time Share Interests shall be deemed to be reasonably related to the businesses in which the Borrower and its Subsidiaries were engaged on or prior to the date of this Agreement.

7.17 Amendments to Intercompany Agreements. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Intercompany Agreements or the Separation and Distribution Agreement if the effect of any such amendment, supplement or modification (individually or when taken cumulatively with all prior such amendments, supplements and modifications) (a) would make the terms of any such agreement (including any of the indemnities or licenses contained therein or any fees payable thereunder) taken as a whole, materially less favorable to the interests of the Borrower, the Borrower and its Subsidiaries taken as a whole, the Group Members taken as a whole or the Lenders with respect thereto or (b) could reasonably be expected to have a Material Adverse Effect.

7.18 Optional Payments and Modifications of Subordinated Debt. (a) Permit any Group Member to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease the principal of or interest on, or any other amount owing in respect of, any Subordinated Debt except pursuant to a Permitted Refinancing.

(b) Permit any Group Member to amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any agreement or instrument governing or evidencing Subordinated Debt in any manner that is, taken as a whole with all such changes, materially adverse to the Lenders without the prior consent of the Administrative Agent (with the approval of the Required Lenders).

7.19 Use of Proceeds. The Borrower will not request any Loan or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 8. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within three Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.2(f), Section 6.3(b), clause (i) or (ii) of Section 6.5(a) (with respect to MVWC and the Borrower only), Section 6.8(a) or Section 7 of this Agreement or Sections 5.3 and 5.5(b) of the Guarantee and Collateral Agreement; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of the date on which a Responsible Officer obtains knowledge thereof or notice to the Borrower from the Administrative Agent or the Required Lenders; or

(e) any Group Member shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due, or to require prepayment, repurchase, redemption or defeasance thereof, prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the aggregate outstanding principal amount of which is, in the case of Indebtedness that is Non-Recourse Debt $75,000,000 or more, and with respect to any other Indebtedness, $20,000,000 or more; or

(f) there shall be an event of default that has not been cured or waived under, or involuntary termination prior to maturity of, the Receivables Warehouse Facility; or

(g) (i) any Group Member shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against any Group Member any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against any Group Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Group Member shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) or any Group Member shall make a general assignment for the benefit of its creditors; or

(h) (i) an ERISA Event and /or a Foreign Plan Event shall have occurred; (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan; (iii) the PBGC shall institute proceedings to terminate any Pension Plan; (iv) any Group Member or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (v) any other event or condition shall occur or exist with respect to a Plan, a Foreign Benefit Arrangement, or a Foreign Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to result in a Material Adverse Effect; or

(i) one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(j) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(k) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(l) (i) prior to the consummation of the Spin-Off, Marriott shall cease to own and control, of record and beneficially, directly or indirectly, 100% of the outstanding common stock of MVWC, (ii) after consummation of the Spin-Off, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of MVWC; (iii) the board of directors of MVWC shall cease to consist of a majority of Continuing Directors; or (iv) MVWC shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); or

(m) any Intercompany Agreement shall cease, for any reason, to be in full force and effect (other than pursuant to or as provided by the terms hereof or any other Loan Document);

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

SECTION 9. THE AGENTS

9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

9.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to MVWC or the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the

Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender, MVWC or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates.

9.7 Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section 9.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the

Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party and its affiliates as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(g) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit.

9.10 Documentation Agents and Syndication Agents. Neither the Documentation Agents nor the Syndication Agents shall have any duties or responsibilities hereunder in its capacity as such.

SECTION 10. MISCELLANEOUS

10.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) decrease or forgive the principal amount or extend the final scheduled date of maturity of any Loan, L/C Obligation or Reimbursement Obligation, reduce the stated rate of any interest or fee payable hereunder (except in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly and adversely affected thereby; (ii) amend this Section 10.1 without the written consent of each Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release MVWC from its obligations under the Guarantee and Collateral Agreement or release Subsidiary Guarantors comprising all or substantially all of the value of the Subsidiary Guarantors (taken as a whole) from their obligations under the Guarantee and Collateral Agreement (it being understood that no such waiver, consent, or amendment shall be required in connection with the release of collateral as described in Section 8.15 of the Guarantee and Collateral Agreement), in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.12, Section 10.7(a) or the definitions of “Percentage” or “Aggregate Exposure Percentage” without the written consent of each Lender directly and adversely affected thereby; (v) amend, modify or waive any provision of Section 9 or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; or (vi) amend, modify or waive any provision of Section 3 without the written consent of each Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Furthermore, notwithstanding the foregoing, the Administrative Agent, with the consent of the Borrower, may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents with the Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facility in any determination of the Required Lenders.

10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of MVWC, the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

To MVWC:	Marriott Vacations Worldwide Corporation
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Facsimile Number: (407) 513-6680
Telephone Number: (407) 206-6000

To Borrower:	Marriott Ownership Resorts, Inc.
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Facsimile Number: (407) 513-6680
Telephone Number: (407) 206-6000

with a copy to:

Marriott Ownership Resorts, Inc.
6649 Westwood Boulevard, Ste 500
Orlando, Florida 32821
Attention: Joseph Bramuchi, Vice President
Facsimile Number: (407) 206-6005
Telephone Number: (407) 513-6954

If to the Administrative Agent:

JPMorgan Chase Bank, N.A.
Loan and Agency Services Group
500 Stanton Christiana Road, OPS 2, Floor 03
Newark, DE 19713-2107
Attn: Aisha O. Lawani
Telephone: 302-634-1300

With copies to:

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 24
New York, NY 10179
Attention: Nadeige Dang
Telecopy: 646-861-6193
Telephone: 212-622-4522

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender, Issuing Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, Issuing Lender and the Administrative Agent and their respective officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any claim, litigation, investigation or proceeding regardless of whether any Indemnitee is a party thereto and whether or not the same are brought by the Borrower, its equity holders, affiliates or creditors or any other Person, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee, and provided, further, that this Section 10.5(d) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 10.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to Joseph Bramuchi, VP Capital Markets & Treasury (Telephone No. (407) 513-6954) (Telecopy No. (407) 206-6005), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder.

10.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and each Issuing Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”), other than a natural person, a Loan Party or an Affiliate of a Loan Party, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (such consent not to be unreasonably withheld or delayed), provided that no consent of the Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other Person; and provided, further, that the Borrower shall be deemed to have consented to any such assignment unless the Borrower shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; and

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); and

(C) each Issuing Lender (such consent not to be unreasonably withheld or delayed).

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than

$5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; and

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

; provided that in no event may an assignment be made to a Direct Competitor of the Borrower without the prior written consent of the Borrower.

For the purposes of this Section 10.6, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1 and (ii) directly affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.13 and 2.14 as if it were an assignee under paragraph (b) of this Section and (ii) shall not be entitled to receive any greater payment under Sections 2.13 and 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Effective Date that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

10.7 Adjustments; Set-off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.6), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided, further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation”, no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any Obligations becoming due and payable by the Borrower (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of MVWC, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12 Submission To Jurisdiction; Waivers. Each of MVWC, the Borrower, the Administrative Agent and each Lender hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction (or, in the case of matters relating to the Security Documents, non-exclusive jurisdiction) of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to MVWC or the Borrower, as the case may be at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13 Acknowledgements. Each of MVWC and the Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to MVWC or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and MVWC and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among MVWC, the Borrower and the Lenders.

10.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (c) or (d) below.

(b) In furtherance of the provisions of Section 10.14(a), each of the Lenders authorizes the Administrative Agent to deliver one or more Powers of Attorney to the relevant mortgagors in respect of any Mortgage that encumbers Time Share Interests. The parties hereto agree and acknowledge that the purpose of such Power of Attorney is for administrative convenience to facilitate the release of the Lien created by such Mortgage on any Time Share Interest that is sold pursuant to the provisions of Section 7.6(b) and for no other purpose. It is understood and agreed that such Power of Attorney is revocable by the Administrative Agent upon the occurrence of, or at any time during the continuance of, an Event of Default (provided that such Powers of Attorney shall automatically be revoked upon all amounts owing under this Agreement becoming due in accordance with Section 8 without any action or notice hereunder). The Borrower further agrees that the failure of any Loan Party to comply with the limitations set forth herein in respect of any such Power of Attorney shall constitute an Event of Default hereunder.

(c) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full (other than obligations under or in respect of Specified Swap Agreements), the Commitments have been terminated and no Letters of Credit shall be outstanding (or such Letters of Credit are Collateralized), the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

(d) In the event any real property that is subject to a Mortgage becomes an Excluded Property pursuant to clause (v) of the definition thereof, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by clause (iii) of the proviso to the second sentence of Section 10.1) to take any action necessary to release the Lien created by such Mortgage.

10.15 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party or its affiliates, the Administrative Agent or any Lender pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any Swap Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, or (j) if agreed by the Borrower in its sole discretion, to any other Person.

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

10.16 WAIVERS OF JURY TRIAL. MVWC, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.17 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

10.18 Effect of Amendment and Restatement of the Existing Credit Agreement. On the Second Amendment Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety. The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as in effect prior to the Second Amendment Effective Date and which remain outstanding, (b) the “Obligations” are in all respects continuing (as amended and restated hereby and which are hereinafter subject to the terms herein) and (c) the Liens as granted under the applicable Loan Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:
Name:
Title:

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title:

Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Syndication Agent, Documentation Agent and as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

DEUTSCHE BANK SECURITIES INC., as Syndication Agent and Documentation Agent

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Second Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

BANK OF HAWAII, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

FIRST HAWAIIAN BANK, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

US BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:
Name:
Title:

Second Amended and Restated Credit Agreement

Schedule 1.1A

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$33,500,000
Bank of America, N.A.	$33,500,000
Deutsche Bank AG New York Branch	$33,000,000
Credit Suisse AG, Cayman Islands Branch	$20,000,000
SunTrust Bank	$20,000,000
The Royal Bank of Scotland plc	$20,000,000
Bank of Hawaii	$10,000,000
First Hawaiian Bank	$10,000,000
US Bank, National Association	$10,000,000
Wells Fargo Capital Finance, LLC	$10,000,000

Aggregate Commitment	$200,000,000

Schedule 1.1B

BORROWING BASE1

“Advance Percentage” means, with respect to:

(a) Eligible Time Share Interests, 75%;

(b) Eligible Management Fees, 50%;

(c) Eligible In-Process Property, 45%;

(d) Eligible Securitizations, 25%; provided that the Advance Percentage for any residual interest comprising an Eligible Securitization in respect of which the underlying securitization transaction is subject to any amortization event or cash trap event due to contractually defined triggers, events of default or similar events will be zero while such event is continuing;

“Aggregate Borrowing Base Amount” means, as of any date of determination, the sum of the Borrowing Base Amounts for each category of Eligible Collateral; provided, that the aggregate amount contributed to the Aggregate Borrowing Base Amount by Eligible Management Fees, Eligible In-Process Property and Eligible Securitizations shall at all times be less than or equal to 50% of the Aggregate Borrowing Base Amount at such time.

“Borrowing Base Amount” means, as of any date of determination, with respect to Eligible Time Share Interests, Eligible Management Fees, Eligible In-Process Property and Eligible Securitizations, (i) the Eligible Value for such category of Eligible Collateral multiplied by (ii) the Advance Percentage for such category.

“Eligible Collateral” means Eligible Time Share Interests, Eligible Management Fees, Eligible In-Process Property and Eligible Securitizations.

“Eligible Time Share Interests” means, as of any date of determination, Time Share Interests of the Borrower and each Subsidiary Guarantor that arise from properties located in the United States and its territories, that constitute Collateral and in which the Administrative Agent has a valid, perfected and enforceable security interest that ranks prior to all other Liens other than Permitted Liens.

“Eligible Management Fees” means, as of any date of determination, the Management Fees paid with respect to the resorts located in the United States and its territories and listed on Annex 1 (as such schedule may from time to time be updated by the Borrower by notice to the Administrative Agent) to the Borrower and each Subsidiary Guarantor that constitutes Collateral and in which the Administrative Agent has a valid, perfected and enforceable security interest that ranks prior to all other Liens other than Permitted Liens.

“Eligible In-Process Property” means, as of any date of determination, the In-Process Property of the Borrower and each Subsidiary Guarantor that is located in the United States and its territories, constitutes Collateral and in which the Administrative Agent has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Permitted Liens.

[1]	Unless otherwise defined herein, terms used herein that are defined in the Credit Agreement to which this Schedule is attached shall have the meanings given to them in such Credit Agreement.

“Eligible Securitizations” means, as of any date of determination, the residual interests in the Time Share SPV’s of the Borrower and each Subsidiary Guarantor that own Time Share Receivables secured exclusively by Time Share Interests in the United States and its territories and in Aruba, St. Kitts (and such other resorts reasonably acceptable to the Administrative Agent) for which the Borrower or a Subsidiary is the servicer in connection with a Qualified Securitization Transaction that constitutes Collateral and in which the Administrative Agent has a valid, perfected and enforceable security interest that ranks prior to all Liens other than Permitted Liens; provided that all such residual interests will cease to be eligible for any period during which the ratio of (x) the principal balance of Time Share Receivables that are the subject of Qualified Securitization Transactions or that are being financed in the Receivables Warehouse Facility or any other warehouse financing facility that constitute Non-Recourse Debt that are 60 days or more delinquent to (y) the aggregate principal balance of all such receivables as of the last day of any month exceeds 10%.

“Eligible Value” means, as of any date of determination:

(a) with respect to Time Share Interests and In-Process Property, the Net Book Value of such Time Share Interests and In-Process Property, as applicable, as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

(b) with respect to Management Fees, the aggregate amount of such Management Fees as derived from the general ledger or other financial records of the Loan Parties for the twelve months immediately preceding the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

(c) with respect to residual interests in Time Share SPV’s, the Net Book Value of such Securitizations as derived from the general ledger or other financial records of the Loan Parties that is the basis for the most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement;

provided, however, that the Eligible Value for Eligible Collateral shall be adjusted on a pro forma basis (in each case using the values derived from the financial records that were the basis for the then most recent borrowing base certificate delivered to the Administrative Agent in accordance with the Credit Agreement) from time to time as provided in Section 6.3(b) of the Credit Agreement.

“Net Book Value” means, with respect to any asset of any Person (a) with respect to Time Share Interests and In-Process Property, the cost component thereof determined in a manner consistent with Borrower’s method of valuing Time Share Interests and In-Process Property in accordance with GAAP and (b) with respect to residual interests in Time Share SPV’s, the value of such residual interests determined in a manner consistent with the Borrower’s method of valuing net book value of such residual interests under FAS 140 through the end of the 2009 Fiscal Year and reflecting the present value of excess spread and over-collateralization as reasonably calculated and supported by MVWC.

Annex 1

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Barony Beach Club	Hilton Head, SC	Barony Beach Club Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto

BeachPlace Towers	Fort Lauderdale, FL	BeachPlace Towers Condominium Association, Inc.	8/10/2016	3 years - Auto

Canyon Villas	Phoenix, AZ	Canyon Villas Vacation Owners Association	11/24/2014	3 years - Auto

Crystal Shores	Marco Island, FL	Crystal Shores Condominium Association, Inc.	7/5/2017	3 years - Auto

Custom House	Boston, MA	Custom House Leasehold Condominium Association, LLC	8/26/2057	1 year - Auto - after 2057

Cypress Harbour	Orlando, FL	Cypress Harbour Condominium Association, Inc.	5/31/2017	3 years - Auto

Desert Springs Villas	Palm Desert, CA	Desert Springs Villas Master Association	5/30/2015	1 year - Auto

Desert Springs Villas	Palm Desert, CA	Desert Springs Villas Timeshare Association	5/30/2015	1 year - Auto

Desert Springs Villas II	Palm Desert, CA	Desert Springs Villas II Timeshare Association	11/17/2014	1 year - Auto

Fairway Villas	Absecon, NJ	Fairway Villas at Seaview Condominium Association, Inc.	4/8/2016	10 successive two year terms only - Auto

Grand Chateau	Las Vegas, NV	Grande Chateau Owners’ Association, Inc.	9/30/2014	1 year - Auto

Grand Residences by Marriott at Bay Pointe	Panama City, FL	Bay Point Residences Association, Inc.	7/15/2016	3 years - Auto A notice of termination of this management agreement sent by the Association to Marriott Resorts Hospitality Corporation with a termination date at 10/10/2014

Grande Ocean Resort	Hilton Head, SC	Grande Ocean Resort Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto

Grande Vista	Orlando, FL	Grande Vista of Orlando Condominium Association, Inc.	11/21/2015	3 years - Auto

Harbour Club	Hilton Head, SC	Harbour Club Owners’ Association, Inc.	10/21/2024	No renewal terms

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Harbour Lake	Orlando, FL	HAO Condominium Association, Inc.	1/17/2016	3 years - Auto

Harbour Pointe	Hilton Head, SC	Harbour Pointe Owners’ Association, Inc.	12/31/2018	3 successive five year terms only - Auto

Heritage Club	Hilton Head, SC	Heritage Club Owner’s Association, Inc.	12/31/2018	5 years - Auto

Imperial Palm Villas	Orlando, FL	Imperial Palm Villas Condominium Association, Inc.	5/24/2016	3 years - Auto

Imperial Palms Royal Palms	Orlando, FL	Vacation Way Recreation Association, Inc.	4/27/2016	3 years - Auto

Kauai Beach Club	Kauai, HI	Association of Apartment Owners of Marriott’s Kauai Resort and Beach Club	12/13/2014

1 year - Auto

Note: The

management

agreement for

this association

is with Essex

House

Condominium

Corporation (a

Marriott

International,

Inc. entity).

Marriott

Resorts

Hospitality

Corporation

has an off-site

management

agreement with

Essex House

Condominium

Corporation to

perform certain

off-site

services.

Kauai Beach Club	Kauai, HI	Marriott’s Kauai Beach Club Owners Association	12/13/2014	1 year - Auto

Kauai Lagoons	Kauai, HI	Association of Owners of Kalanipu’u Condominium	1/3/2019	5 years - Auto

Kauai Lagoons	Kauai, HI	Kauai Lagoons Community Association	1/1/2019	5 years - Auto

Kauai Lagoons (Affordable Housing)	Kauai, HI	Association of Owners of Kamamalu Condominium	11/17/2014	5 years - Auto

Kauai Lagoons (Kalanipu’u)	Kauai, HI	Kalanipu’u Vacation Owners Association	4/16/2015	3 years - Auto

Ko Olina Beach Club	Oahu, HI	Ko Olina Beach Club Vacation Owners Association	12/24/2015	3 years - Auto

Lakeshore Reserve	Orlando, FL	Lakeshore Reserve Condominium Association, Inc.	3/31/2015	3 years - Auto

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)

Legends End	Panama City, FL	Legends Edge Condominium Association, Inc.	4/12/2016	3 years - Auto

Manor Club at Ford’s Colony	Williamsburg, VA	Manor Club at Ford’s Colony Condominium Association	4/1/2024	No renewal term

Manor Club at Ford’s Colony	Williamsburg, VA	Manor Club at Ford’s Colony Time-Share Association	4/1/2024	No renewal term

Marriott Grand Residence Club, Lake Tahoe	Lake Tahoe, CA	GRCLT Condominium, Inc.	1/3/2015	1 year - Auto

Maui Ocean Club	Maui, HI	Association of Apartment Owners of Maui Ocean Club	12/29/2014	1 year - Auto

Maui Ocean Club	Maui, HI	Maui Ocean Club Vacation Owners Association	12/29/2014	1 year - Auto

Monarch	Hilton Head, SC	Monarch at Sea Pines Owners’ Association, Inc.	12/30/2017	5 successive five fiscal year terms only - Auto

Mountain Valley Lodge	Breckenridge, CO	Hotel Breckenridge Condominium Association	1/1/2015	1 year - Auto

Mountain Valley Lodge	Breckenridge, CO	Mountain Valley Lodge Resort Owners Association, Inc.	1/19/2015	1 year - Auto

MountainSide	Park City, UT	Mountainside Condominium Association, Inc.	4/13/2015	1 year - Auto

Marriott Vacation Club Destinations Trust	Multiple sites	MVC Trust Owners Association, Inc.	3/15/2016	3 years - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Condominium Association	9/2/2015	1 year - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Master Association	9/2/2015	1 year - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Timeshare Association	6/8/2015	1 year - Auto

Ocean Pointe	Palm Beach Shores, FL	Ocean Pointe at Palm Beach Shores Condominium Association, Inc.	8/26/2016	3 years - Auto

OceanWatch	Myrtle Beach, SC	OceanWatch Villas Owners Association	6/12/2023	4 successive ten fiscal year terms only remaining (at option of Manager)

Oceana Palms	Singer Island, FL	Oceana Palms Condominium Association, Inc.	3/31/2017	3 years - Auto

Royal Palms	Orlando, FL	Royal Palms of Orlando Condominium Association, Inc.	1/24/2016	3 years - Auto

Sabal Palms	Orlando, FL	Sabal Palms of Orlando Condominium Association, Inc.	1/8/2017	3 years - Auto

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Shadow Ridge	Palm Desert, CA	Shadow Ridge Condominium Association	12/20/2014	3 years - Auto

Shadow Ridge	Palm Desert, CA	Shadow Ridge Master Association	12/20/2014	3 years - Auto

Shadow Ridge	Palm Desert, CA	Shadow Ridge Timeshare Association	11/1/2015	3 years - Auto

Streamside (Birch at Streemside)	Vail, CO	Birch at StreamSide Condominium Association	5/1/2016	5 years - Auto

Streamside (Douglas at Streamside)	Vail, CO	Douglas at StreamSide Condominium Association	5/1/2016	5 years - Auto

Streamside (Evergreen at Streamside)	Vail, CO	Evergreen at StreamSide Condominium Association	5/1/2016	5 years-Auto

Streamside	Vail, CO	Highland P.U.D. Association	5/1/2016	5 years - Auto

Summit Watch	Park City, UT	Summit Watch Condominium Owners Association, Inc	7/19/2015	1 year - Auto

Summit Watch	Park City, UT	Summit Watch Resort Owners Association, Inc.	7/19/2015	1 year - Auto

Sunset Pointe	Hilton Head, SC	Sunset Pointe Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto

Surfwatch	Hilton Head, SC	Surfwatch Owners Association	6/21/2024	4 successive ten fiscal year terms only remaining (at option of Manager)

Timber Lodge	Lake Tahoe, CA	Timber Lodge Condominium Association	11/1/2016	3 years - Auto

Timber Lodge	Lake Tahoe, CA	Timber Lodge Timeshare Association	11/1/2016	3 years - Auto

Villas at Doral	Miami, FL	Villas at Doral Condominium Association, Inc.	2/27/2016	3 years - Auto

Waiohai Beach Club	Kauai, HI	Association of Apartment Owners of Waiohai Beach Club	11/15/2014	1 year - Auto

Waiohai Beach Club	Kauai, HI	Waiohai Beach Club Vacation Owners Association	11/15/2015	3 years - Auto

Willow Ridge Lodge	Branson, MO	HAB Condominium Association, Inc.	10/21/2016	5 years - Auto

Management Entity: The Ritz-Carlton Management Company, LLC
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
The Ritz-Carlton Club, Aspen Highlands	Aspen, CO	Aspen Highlands Condominium Association, Inc.	2/9/2016	5 years - Auto

The Ritz-Carlton Club, Jupiter	Jupiter, FL	Eagle Tree Condominium Association, Inc.	9/2/2015	3 years - Auto A notice of termination of this management agreement sent by the Association to The Ritz- Carlton Management Company, LLC with a termination date at 9/12/2014.

The Ritz-Carlton Club, Jupiter	Jupiter, FL	Eagle Tree Property Owners’ Association, Inc.	10/1/2014	3 years - Auto termination of this management agreement between the Association and The Ritz- Carlton Management Company, LLC will take place 9/12/2014.

The Ritz-Carlton Club, Lake Tahoe	Lake Tahoe, CA	Highlands Resort Club Association, Inc.	10/1/2014	3 years - Auto

The Ritz-Carlton Club, Lake Tahoe	Lake Tahoe, CA	Highlands Resort Condominium Association, Inc.	10/1/2014	3 years - Auto

The Ritz-Carlton Club and Residences, San Francisco	San Francisco, CA	690 Market Master Association	8/31/2015	1 year - Auto

The Ritz-Carlton Club and Residences, San Francisco	San Francisco, CA	690 Market Club Owners Association	8/31/2015	3 years - Auto

The Ritz-Carlton Club and Residences, San Francisco	San Francisco, CA	690 Market Homeowners Association	8/31/2015	1 year - Auto

The Ritz-Carlton Club and Residences, San Francisco	San Francisco, CA	RC Social Club of San Francisco, Inc.	2/21/2015	1 year - Auto

The Ritz-Carlton Club and Residences, Vail	Vail, CO	WDL Vail Condominium Association, Inc.	9/10/2015	5 years - Auto

The Ritz-Carlton Club and Residences, Vail	Vail, CO	WDL Vail Club Association, Inc.	10/25/2015	5 years - Auto

Schedule 1.1C

Mortgaged Property

Project	Description	# of Weeks or Interests	County	State	Owning Entity
Canyon Villas	legacy inventory	10	Maricopa	AZ	Marriott Ownership Resorts, Inc.
Canyon Villas Total		10

Northstar - RCC Lake Tahoe	legacy inventory	174	Placer	CA	The Ritz-Carlton Development Company, Inc.
Northstar - RCC Lake Tahoe Total		174
GRC Lake Tahoe - Commercial Units	non-borrowing base	5	El Dorado	CA	Heavenly Resorts Properties, LLC
GRC Lake Tahoe Total		5
Timber Lodge	legacy inventory	25	Eldorado	CA	Marriott Ownership Resorts, Inc.
Timber Lodge - Commercial Units	non-borrowing base	4	Eldorado	CA	Marriott Ownership Resorts, Inc.
Timber Lodge Total		29
Newport Coast	admin space	3	Orange	CA	Marriott Ownership Resorts, Inc.
Newport Coast	model unit	52	Orange	CA	Marriott Ownership Resorts, Inc.
Newport Coast	legacy inventory	76	Orange	CA	Marriott Ownership Resorts, Inc.
Newport Coast - Market Place & Cell Tower	non-borrowing base	2	Orange	CA	Marriott Ownership Resorts, Inc.
Newport Coast Total		133
Desert Springs I	legacy inventory	1	Riverside	CA	Marriott Ownership Resorts, Inc.
Desert Springs Golf Course	non-borrowing base	1	Riverside	CA	Marriott’s Desert Springs Development Corporation
Desert Springs I Total		2
Desert Springs II	legacy inventory	2	Riverside	CA	Marriott Ownership Resorts, Inc.
Desert Springs II Total		2
Shadow Ridge	legacy inventory	22	Riverside	CA	Marriott Ownership Resorts, Inc.
Shadow Ridge - golf course parcels	non-borrowing base	1	Riverside	CA	Marriott Ownership Resorts, Inc.
Shadow Ridge Total		23
Shadow Ridge II	legacy inventory	6	Riverside	CA	Marriott Ownership Resorts, Inc.
Shadow Ridge II Total		6
RCC San Francisco	legacy inventory	279	San Francisco	CA	R.C. Chronicle Building, L.P.
RCC San Francisco - whole ownership	non-borrowing base	4	San Francisco	CA	R.C. Chronicle Building, L.P.
RCC San Francisco	WIP	19	San Francisco	CA	R.C. Chronicle Building, L.P.
RCC San Francisco Total		302
Bachelor Gulch	legacy inventory	3	Eagle	CO	The Ritz-Carlton Development Company, Inc.
Bachelor Gulch Total		3
Vail - RCC	legacy inventory	185	Eagle	CO	The Ritz-Carlton Development Company, Inc.
Vail - RCC Total		185
Aspen Highlands	legacy inventory	188	Pitkin	CO	The Ritz-Carlton Development Company, Inc.
Aspen Highlands Total		188
Mountain Valley Lodge	legacy inventory	1	Summit	CO	Marriott Ownership Resorts, Inc.
Mountain Valley Lodge - Commercial	non-borrowing base	5	Summit	CO	Marriott Ownership Resorts, Inc.
Mountain Valley Lodge Total		6
Birch at Streamside	legacy inventory	1	Eagle	CO	Marriott Ownership Resorts, Inc.
Birch at Streamside Total		1

Douglas at Streamside	legacy inventory	1	Eagle	CO	Marriott Ownership Resorts, Inc.
Douglas at Streamside - Commercial Units	non-borrowing base	5	Eagle	CO	Marriott Ownership Resorts, Inc.
Douglas at Streamside Total		6
Evergreen at Streamside	legacy inventory	1	Eagle	CO	Marriott Ownership Resorts, Inc.
Evergreen at Streamside Total		1
Legends Edge	legacy inventory	8	Bay	FL	Marriott Ownership Resorts, Inc.
Legends Edge - Commercial Units	non-borrowing base	2	Bay	FL	Marriott Ownership Resorts, Inc.
Legends Edge Total		10
Lakeland Parking Area & Office Space	non-borrowing base	4	Polk	FL	Marriott Ownership Resorts, Inc.
Lakeland Other Property Total		4
Beach Place	legacy inventory	7	Broward	FL	Marriott Ownership Resorts, Inc.
Beach Place - Commercial Units	non-borrowing base	5	Broward	FL	Marriott Ownership Resorts, Inc.
Beach Place Total		12
Crystal Shores	legacy inventory	35	Collier	FL	Marriott Ownership Resorts, Inc.
Crystal Shores - Commercial Units	non-borrowing base	2	Collier	FL	Marriott Ownership Resorts, Inc.
Crystal Shores - Admin Space	admin space	104	Collier	FL	Marriott Ownership Resorts, Inc.
Crystal Shores Total		141
Villas at Doral	legacy inventory	5	Miami-Dade	FL	Marriott Ownership Resorts, Inc.
Villas at Doral Total		5

Schedule 1.1C

Mortgaged Property

Project	Description	# of Weeks or Interests	County	State	Owning Entity
Cypress Harbour	legacy inventory	17	Orange	FL	Marriott Ownership Resorts, Inc.
Cypress Harbour - TEC Building	non-borrowing base	1	Orange	FL	Marriott Ownership Resorts, Inc.
Cypress Harbour Total		18
Grande Vista	legacy inventory	40	Orange	FL	Marriott Ownership Resorts, Inc.
Grande Vista - Commercial Units	non-borrowing base	12	Orange	FL	Marriott Ownership Resorts, Inc.
Grande Vista - Faldo Golf Course	non-borrowing base	1	Orange	FL	Marriott Ownership Resorts, Inc.
Grande Vista - Sales Center	non-borrowing base	1	Orange	FL	Marriott Ownership Resorts, Inc.
Grande Vista - Sales Center Parking	non-borrowing base	1	Orange	FL	Marriott Ownership Resorts, Inc.
Grande Vista Total		55
Horizons at Orlando	legacy inventory	13	Orange	FL	Marriott Ownership Resorts, Inc.
Horizons at Orlando - Commercial Units	non-borrowing base	5	Orange	FL	Marriott Ownership Resorts, Inc.
Horizons at Orlando - Sales Center Building	non-borrowing base	1	Orange	FL	Marriott Ownership Resorts, Inc.
Horizons at Orlando Total		19
Lakeshore Reserve	legacy inventory	8	Orange	FL	Marriott Ownership Resorts, Inc.
Lakeshore Reserve - Commercial Units	non-borrowing base	4	Orange	FL	Marriott Ownership Resorts, Inc.
Lakeshore Reserve - Sales Center	sales center & model unit	11	Orange	FL	Marriott Ownership Resorts, Inc.
Lakeshore Reserve Total		23
MVCD Trust		254,469	Orange	FL	Marriott Ownership Resorts, Inc.
MVCD Trust Total		254,469
Royal Palms	legacy inventory	1	Orange	FL	Marriott Ownership Resorts, Inc.
Royal Palms Total		1
Sabal Palms	legacy inventory	1	Orange	FL	Marriott Ownership Resorts, Inc.
Sabal Palms Total		1
Jupiter	legacy inventory	40	Palm Beach	FL	RBF, LLC
Jupiter Total		40
Ocean Pointe	legacy inventory	10	Palm Beach	FL	Marriott Ownership Resorts, Inc.
Ocean Pointe - Commercial Units	non-borrowing base	2	Palm Beach	FL	Marriott Ownership Resorts, Inc.
Ocean Pointe Total		12
Oceana Palms	legacy inventory	1	Palm Beach	FL	Marriott Ownership Resorts, Inc.
Oceana Palms - Sales Center	sales center & model unit	10	Palm Beach	FL	Marriott Ownership Resorts, Inc.
Oceana Palms - Commercial Units	non-borrowing base	4	Palm Beach	FL	Marriott Ownership Resorts, Inc.
Oceana Palms Total		15
Kauai Beach Club	legacy inventory	14	Kauai	HI	Marriott Ownership Resorts, Inc.
Kauai Beach Club - commercial units	non-borrowing base	2	Kauai	HI	Marriott Ownership Resorts, Inc.
Kauai Beach Club Total		16
Kauai Kalanipu’u	legacy inventory	1	Kauai	HI	Kauai Lagoons LLC
Kauai Lagoons Clubhouse, Sharkys, Parking Lot	non-borrowing base	3	Kauai	HI	Kauai Lagoons LLC
Kauai Kalanipu’u	model	52	Kauai	HI	Kauai Lagoons LLC
Kauai Lagoons Total		56
Kauai Lagoons Golf Course	non-borrowing base	3	Kauai	HI	MORI Golf Kauai, LLC
Kauai Lagoons Golf Course Total		3
Waiohai Beach Club	model	52	Kauai	HI	Marriott Ownership Resorts, Inc.
Waiohai Beach Club	legacy inventory	16	Kauai	HI	Marriott Ownership Resorts, Inc.
Waiohai Beach Club - Commercial Units	non-borrowing base	10	Kauai	HI	Marriott Ownership Resorts, Inc.
Waiohai Beach Club Total		78
Maui Ocean Club	legacy inventory	52	Maui	HI	Marriott Ownership Resorts, Inc.
Maui Ocean Club - Commercial Units	non-borrowing base	15	Maui	HI	Marriott Ownership Resorts, Inc.
Maui Ocean Club Total		67
Maui Sequel	model	52	Maui	HI	Marriott Ownership Resorts, Inc.
Maui Sequel	legacy inventory	3	Maui	HI	Marriott Ownership Resorts, Inc.
Maui Sequel Total		55
Ko Olina - Sales Center	sales center	1	Honolulu	HI	Marriott Ownership Resorts, Inc.
Ko Olina	legacy inventory	1,164	Honolulu	HI	Marriott Ownership Resorts, Inc.
Ko Olina Total		1,165

Schedule 1.1C

Mortgaged Property

Project	Description	# of Weeks or Interests	County	State	Owning Entity
Custom House	legacy inventory	124	Suffolk	MA	Marriott Ownership Resorts, Inc.
Custom House - Commercial Units	non-borrowing base	2	Suffolk	MA	Marriott Ownership Resorts, Inc.
Custom House Total		126
Horizons at Branson	legacy inventory	27	Taney	MO	Marriott Ownership Resorts, Inc.
Horizons at Branson - Commercial Units	non-borrowing base	5	Taney	MO	Marriott Ownership Resorts, Inc.
Horizons at Branson Total		32
Fairway Villas	legacy inventory	1	Atlantic	NJ	Marriott Ownership Resorts, Inc.
Fairway Villas Golf Course	non-borrowing base	1	Atlantic	NJ	Marriott Ownership Resorts, Inc.
Fairway Villas Total		2
Grand Chateau - Sales Center	Sales Center	1	Clark	NV	Hard Carbon, LLC
Grand Chateau	legacy inventory	81	Clark	NV	Hard Carbon, LLC
Grand Chateau Total		82
Barony Beach Club	legacy inventory	5	Beaufort	SC	Marriott Ownership Resorts, Inc.
Barony Beach Club - commercial units	non-borrowing base	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Barony Beach Club Total		6
Grande Ocean	legacy inventory	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Grande Ocean - commercial unit	non-borrowing base	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Grande Ocean Total		2
Harbour Club	legacy inventory	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Harbour Club Total		1
Heritage Club	legacy inventory	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Heritage Club Total		1
Monarch	legacy inventory	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Monarch Total		1
Sunset Pointe	legacy inventory	2	Beaufort	SC	Marriott Ownership Resorts, Inc.
Sunset Pointe Total		2
Surf Watch	legacy inventory	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Surf Watch Total		1
Hilton Head - Laundry Building	non-borrowing base	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Hilton Head - Admin Building	non-borrowing base	1	Beaufort	SC	Marriott Ownership Resorts, Inc.
Hilton Head - Other Property Total		2
Ocean Watch - Sales Center - Commercial Units A & B	sales center - 12 villas	12	Horry	SC	Marriott Ownership Resorts, Inc.
Ocean Watch - CFC Commercial Unit A	non-borrowing base	1	Horry	SC	Marriott Ownership Resorts, Inc.
Ocean Watch - Model	model unit	52	Horry	SC	Marriott Ownership Resorts, Inc.
Ocean Watch	legacy inventory	2	Horry	SC	Marriott Ownership Resorts, Inc.
Ocean Watch Total		67
Mountain Side	legacy inventory	14	Summit	UT	Marriott Ownership Resorts, Inc.
Mountain Side Total		14
Summit Watch	legacy inventory	1	Summit	UT	Marriott Ownership Resorts, Inc.
Summit Watch - Aquacade	non-borrowing base	1	Summit	UT	Marriott Ownership Resorts, Inc.
Summit Watch Total		2
Manor Club Sequel	legacy inventory	1	James City	VA	Marriott Ownership Resorts, Inc.
Manor Club Sequel Total		1
Manor Club	legacy inventory	1	James City	VA	Marriott Ownership Resorts, Inc.
Manor Club Total		1

Note:	Schedule 1.1 C includes inventory that may have been released in the normal course of business after August 15, 2014.

Schedule 1.1D

Description of Singapore LC

“Singapore L/C” means Letter of Credit No. 61655218 obtained by Marriott as applicant and issued by Citibank, N.A. in favor of Citibank Singapore Limited, in the amount of SGD 35,000,000, as such amount may hereafter be reduced from time to time, in connection with the Participation Agreement dated November 6, 2006, as amended and supplemented from time to time, between MVCI Asia Pacific Pte. Ltd. and Citibank Singapore Limited, together with any replacement letter of credit that may be obtained therefor.

Schedule 1.1E

Fiscal Periods

PERIOD	FISCAL 2008 Leap Year; 53 Weeks	FISCAL 2009	FISCAL 2010	FISCAL 2011	FISCAL 2012 Leap Year	FISCAL 2013 53 Weeks

1	January 25	January 30	January 29	January 28	January 27	January 25
2	February 22	February 27	February 26	February 25	February 24	February 22
3	March 21	March 27	March 26	March 25	March 23	March 22

4	April 18	April 24	April 23	April 22	April 20	April 19
5	May 16	May 22	May 21	May 20	May 18	May 17
6	June 13	June 19	June 18	June 17	June 15	June 14

7	July 11	July 17	July 16	July 15	July 13	July 12
8	August 8	August 14	August 13	August 12	August 10	August 9
9	September 5	September 11	September 10	September 9	September 7	September 6

10	October 3	October 9	October 8	October 7	October 5	October 4
11	October 31	November 6	November 5	November 4	November 2	November 1
12	November 28	December 4	December 3	December 2	November 30	November 29
13	January 2, 2009*	January 1, 2010	December 31, 2010	December 30, 2011	December 28, 2012	January 3, 2014*

PERIOD	FISCAL 2014	FISCAL 2015	FISCAL 2016 Leap Year	FISCAL 2017	FISCAL 2018	FISCAL 2019 53 Weeks

1	January 31	January 30	January 29	January 27	January 26	January 25
2	February 28	February 27	February 26	February 24	February 23	February 22
3	March 28	March 27	March 25	March 24	March 23	March 22

4	April 25	April 24	April 22	April 21	April 20	April 19
5	May 23	May 22	May 20	May 19	May 18	May 17
6	June 20	June 19	June 17	June 16	June 15	June 14

7	July 18	July 17	July 15	July 14	July 13	July 12
8	August 15	August 14	August 12	August 11	August 10	August 9
9	September 12	September 11	September 9	September 8	September 7	September 6

10	October 10	October 9	October 7	October 6	October 5	October 4
11	November 7	November 6	November 4	November 3	November 2	November 1
12	December 5	December 4	December 2	December 1	November 30	November 29
13	January 2, 2015	January 1, 2016	December 30, 2016	December 29, 2017	December 28, 2018	January 3, 2020*

*	Includes 5 weeks.

Schedule 1.1F

Excluded Property

Resort	Property Description	County	State
Ritz-Carlton Club, San Francisco	fractional inventory	San Francisco	CA
Shadow Ridge	children’s park area	Riverside	CA
Shadow Ridge	phase 7 pool area	Riverside	CA
Ritz-Carlton Club, Lake Tahoe	fractional inventory	Placer	CA
Ritz-Carlton Club, Aspen Highlands	fractional inventory	Pitkin	CO
Crystal Shores	temporary check-in building and parking area	Collier	FL
Harbour Lake	facility building & amenities area	Orange	FL
Lakeshore Reserve	temporary sales gallery – leased and parking area	Orange	FL
Kauai Lagoons	concrete slab	Kauai	HI
Kauai Lagoons	front desk commercial unit	Kauai	HI
Ko Olina Beach Club	various spaces in the Kona building	Honolulu	HI
Fairway Villas	two abandoned houses	Atlantic	NJ
Fairway Villas	spa building	Atlantic	NJ
Hilton Head	2 tennis courts	Beaufort	SC
Surf Watch	commercial unit A	Beaufort	SC

Schedule 4.4

Consents, Authorizations, Filings and Notices

Each of the below identified conditions precedent to the Spin Off, as more particularly described in Section 3.2 of the Separation and Distribution Agreement, shall be completed to the satisfaction or waiver by the MII Board prior to the Closing Date. Capitalized Terms used in this Schedule which are not otherwise defined in this Agreement shall have the meaning ascribed to those terms in the Separation and Distribution Agreement.

a) The MII Board has, in its sole and absolute discretion, authorized and approved the (i) Separation, (ii) Internal Reorganization (other than the MVW Holdings Financing) and (iii) Distribution and not withdrawn such authorization and approval, as provided in Section 3.2(a) of the Separation and Distribution Agreement.

b) The MII Board has, in its sole and absolute discretion, declared the dividend of MVWC Common Stock to the Record Holders as provided in Section 3.2(a) of the Separation and Distribution Agreement.

c) The Form 10 shall have become effective under the Exchange Act, no stop order suspending that effectiveness will be in effect, and no proceedings for such purpose will be pending before or threatened by the SEC as provided in Section 3.2(c) of the Separation and Distribution Agreement.

d) The MVWC Common Stock will have been accepted for listing on the Exchange, subject to official notice of issuance as provided in Section 3.2(d) of the Separation and Distribution Agreement.

e) A private letter ruling from the IRS in form and substance reasonably satisfactory to MII and upon the conditions set forth in the Separation and Distribution Agreement has been obtained by MII, and the ruling will, as of the Distribution Date, remain in full force and effect and will not have been modified or amended in any respect adversely affecting the tax consequences set forth therein as provided in Section 3.2(e) of the Separation and Distribution Agreement.

f) MII will have received the written opinion of Shearman & Sterling LLP dated the Distribution Date in form and substance acceptable to MII and upon the Conditions set forth in the Separation and Distribution Agreement (which opinion will remain in full force and effect and upon which MII may rely) as provided in Section 3.2(f) of the Separation and Distribution Agreement.

g) The Internal Reorganization (other than the MVW Holdings Financing) will have been completed as provided in Section 3.2(g) of the Separation and Distribution Agreement.

h) No order, injunction or decree that would prevent the consummation of the Distribution will be threatened, pending or issued (and still in effect) by any Governmental Authority of competent jurisdiction, no other legal restraint or prohibition preventing the consummation of the Distribution will be in effect, and no other event will have occurred or failed to occur that prevents the consummation of the Distribution as prohibited in Section 3.2(h) of the Separation and Distribution Agreement.

i) MVWC has commenced mailing the Information Statement to the Record Holders, as required under 3.1(c) of the Separation and Distribution Agreement.

j) The MII Board will have received an opinion, in form and substance acceptable to MII, as to the solvency of MII and MVWC as provided in Section 3.2(m) of the Separation and Distribution Agreement.

Schedule 4.15

Subsidiaries

Subsidiaries organized in the United States	Jurisdiction of Organization	Percentage of Each Class of Capital Stock Owned by a Loan Party

e-CRM Central, LLC	Delaware	100% by Marriott Ownership Resorts, Inc.
Eagle Tree Construction, LLC	Florida	100% by RBF LLC
Hard Carbon, LLC	Nevada	100% by Marriott Ownership Resorts, Inc.
Heavenly Resort Properties, LLC	Nevada	100% by Marriott Ownership Resorts, Inc.
K D Kapule LLC	Hawaii	100% by Kauai Lagoons Holdings LLC
Kauai Lagoons Holdings LLC	Delaware	100% by MORI Member (Kauai) LLC
Kauai Lagoons LLC	Hawaii	100% by Kauai Lagoons Holdings LLC
Kauai Lagoons Vessels LLC	Hawaii	100% by Kauai Lagoons Holdings LLC
Marriott Kauai Ownership Resorts, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott Overseas Owners Services Corporation	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott Ownership Resorts Procurement, LLC	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott Ownership Resorts, Inc.	Delaware	100% by MVW US Holdings Inc.
Marriott Resorts Hospitality Corporation	South Carolina	100% by Marriott Ownership Resorts, Inc.
Marriott Resorts Sales Company, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott Resorts Title Company, Inc.	Florida	100% by Marriott Ownership Resorts, Inc.
Marriott Resorts, Travel Company, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott Vacation Club Ownership LLC	Delaware
Marriott Vacation Club Ownership II LLC	Delaware
Marriott Vacation Properties of Florida, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
Marriott’s Desert Springs Development Corporation	Delaware	100% by Marriott Vacations Worldwide Corporation
MH Kapalua Venture, LLC	Delaware	100% by MVW US Holdings, Inc.
MORI Golf (Kauai), LLC	Delaware	100% by MORI Member (Kauai) LLC
MORI Member (Kauai), LLC	Delaware	100% by MVW US Holdings, Inc.
MORI Residences, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
MORI SPC 2005-1 Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC 2005-2 Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC 2006-1 Corp	Delaware	100% by MVW US Holdings, Inc.
MORI SPC 2006-2 Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC 2007-1 Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC Corp.	Delaware	100% by Marriott Ownership Resorts, Inc.

Subsidiaries organized in the United States	Jurisdiction of Organization	Percentage of Each Class of Capital Stock Owned by a Loan Party
MORI SPC II, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
MORI SPC III Corp.	Delaware	100% by Marriott Ownership Resorts, Inc.
MORI SPC Series Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC V Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC VI Corp.	Delaware	100% by MVW US Holdings, Inc.
MORI SPC VII Corp.	Delaware	100% by MVW US Holdings, Inc.
MTSC, INC.	Delaware	100% by Marriott Ownership Resorts, Inc.
MVCO 2005-1 LLC	Delaware
MVCO 2005-2 LLC	Delaware
MVCO 2006-1 LLC	Delaware
MVCO 2006-2 LLC	Delaware
MVCO 2007-1 LLC	Delaware
MVCO Series LLC	Delaware
MVW International Finance Company LLC	Delaware
MVW of Nevada, Inc.	Nevada	100% by Marriott Ownership Resorts, Inc.
MVW SSC, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
MVW US Holdings, Inc.	Delaware	100% of common stock by Marriott Vacations Worldwide Corporation; 100% of preferred stock by third parties
MVW US Services, LLC	Delaware	100% by MVW SSC, Inc.

R.C. Chronicle Building, L.P.	Delaware	99.9% by RCC (LP) Holdings LP; 0.01% by RCC (GP) Holdings LLC
RBF, LLC	Delaware	100% by The Ritz-Carlton Development Company, Inc.
RCC (GP) Holdings LLC	Delaware	100% by RCC (LP) Holdings LP
RCC (LP) Holdings L.P.	Delaware	100% by The Ritz Carlton Development Company, Inc. (limited partnership interests); RCDC Chronicle LLC (general partnership interest
RCDC 942, L.L.C.	Delaware	RCDC Chronicle LLC
RCDC Chronicle LLC	Delaware	100% by The Ritz-Carlton Development Company, Inc.
The Cobalt Travel Company, LLC	Delaware	100% by The Ritz-Carlton Development Company, Inc.
The Lion & Crown Travel Co., LLC	Delaware	100% by The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Development Company, Inc.	Delaware	100% by Marriott Ownership Resorts, Inc.
The Ritz-Carlton Management Company, L.L.C.	Delaware	100% by The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Sales Company, Inc.	Delaware	100% by The Ritz-Carlton Development Company, Inc.

Subsidiaries organized in the United States	Jurisdiction of Organization	Percentage of Each Class of Capital Stock Owned by a Loan Party
The Ritz-Carlton Title Company, Inc.	Delaware	100% by The Ritz-Carlton Development Company, Inc.

Subsidiaries organized outside the United States	Jurisdiction of Organization	Percentage of Each Class of Capital Stock Owned by a Loan Party

AP (Macau) Pte Limited	Macau
Aruba Finance Holdings B.V.	Netherlands
Club Resorts No. 1 Australia Ltd.	Australia
Costa Del Sol Development Company N.V.	Aruba
Fortyseven Park Street Limited	United Kingdom
Hat 64	Cayman Islands
Maikhao Land Owning Limited	Thailand
Marriott Ownership Resorts (Bahamas) Limited	Bahamas	100% by Marriott Ownership Resorts, Inc. (record ownership of 80% of the shares is held in trust for Marriott Ownership Resorts, Inc.)
Marriott Ownership Resorts (St. Thomas), Inc.	Virgin Islands - US	100% by Marriott Vacations Worldwide Corporation
Marriott Resorts Hospitality (Bahamas) Limited	Bahamas	100% by Marriott Resorts Hospitality Corporation (record ownership of 80% of the shares is held in trust for Marriott Ownership Resorts, Inc.)
Marriott Resorts Hospitality of Aruba N.V.	Aruba
Marriott Vacation Club International of Aruba N.V.	Aruba
Marriott Vacation Club International of Japan, Inc.	Japan
Marriott Vacation Club Timesharing GmbH	Austria	100% by Marriott Vacations Worldwide Corporation
MGRC Management Limited	United Kingdom

MVCI AP Macau Marketing Pte, Limited	Macau
MVCI Asia Pacific (Hong Kong) Pte. Limited	Hong Kong
MVCI Asia Pacific Finance Pte. Limited	Hong Kong
MVCI Asia Pacific Pte. Ltd.	Singapore
MVCI Australia Pty Ltd.	Australia
MVCI Curacao N.V.	Curacao
MVCI Egypt B.V.	Netherlands
MVCI Europe Limited	United Kingdom
MVCI Finance C.V.	Aruba
MVCI France SAS	France
MVCI Holdings B.V.	Netherlands
MVCI Holidays France SAS	France
MVCI Holidays, S.L.	Spain

Subsidiaries organized outside the United States	Jurisdiction of Organization	Percentage of Each Class of Capital Stock Owned by a Loan Party
MVCI Ireland Limited	Ireland
MVCI Management, S.L.	Spain
MVCI Playa Andaluza Holidays, S.L.	Spain
MVCI Puerto Rico, Inc.	Puerto Rico
MVCI Services Limited	Ireland
MVCI St. Kitts Company Limited	Saint Kitts & Nieves

MVCI (Thailand) Limited	Thailand	99.998% by Marriott Desert Springs Development Corporation; 0.00033% by Marriott Vacation Properties of Florida, Inc.; 0.00033% by Marriott Resorts Hospitality Corporation; 0.00033% by Marriott Resorts Sales Company, Inc.; 0.00033 % by Marriott Overseas Owners Services Corporation; 0.00033% by MORI Residences, Inc.; 0.00333% by Marriott Resorts, Travel Company, Inc.
MVW International Holding Company S.à r.l.	Luxembourg	100% by Marriott Vacations Worldwide Corporation
Promociones Marriott, S.A. de C.V.	Mexico	100% of the Class A units 100% Marriott Overseas Owners Services Corporation; 100% of the Class B Units by Marriott Desert Springs Development Corporation
R.M. Mexicana S.A. de C.V.	Mexico
RC Abaco Holding Company Limited	Virgin Islands - BR
RC Management Company Bahamas Limited	Bahamas
RC St. Thomas, LLC	Virgin Islands - US

The Abaco Club RC, Ltd.	Bahamas
The Ritz-Carlton Club, St. Thomas, Inc.	Virgin Islands - US	100% by Marriott Vacations Worldwide Corporation

Schedule 4.19(a)

UCC Filing Jurisdictions

Delaware

Florida

Hawaii

Nevada

South Carolina

Each filing office where a Mortgage is recorded (fixture filings)

Schedule 4.19(b)

Mortgage Filing Jurisdictions

Arizona	Maricopa

California	El Dorado Orange Placer Riverside San Francisco

Colorado	Eagle Pitkin Summit

Florida	Bay Broward Collier Miami-Dade Orange Palm Beach Polk

Hawaii	Honolulu Kauai Maui

Massachusetts	Suffolk

Missouri	Taney

Nevada	Clark

New Jersey	Atlantic

South Carolina	Beaufort Horry

Utah	Summit

Virginia	James City

Schedule 4.21

Real Property in Flood Areas

Resort/Property	Building	County	State	Flood Zone
Mountain Valley Lodge	Creekside, Downhill, Eagle	Summit	CO	AE
Beach Place	1	Broward	FL	AO
Crystal Shores	A, B, Stilts Restaurant, CFB	Collier	FL	AE
Cypress Harbour	53, 54, 55, 63, 64, 65, TEC Building	Orange	FL	A

Legends Edge	CFB	Bay	FL	AE
Oceana Palms	A,	Palm Beach	FL	V8

Ocean Pointe	D, E	Palm Beach	FL	A7
Waiohai Beach Club	1000, 2000, 3000, 4000, 5000, 6000, 7000, 8000, Pool Bar/Towel Hut (commercial unit C)	Kauai	HI	AE
Barony Beach Club	A, B, C, D, F, G, CFB	Beaufort	SC	A7
Grande Ocean	A, B, C, D, E, F, G, H, J, K, CFB	Beaufort	SC	A7

Harbour Club	A	Beaufort	SC	A7
Harbour Point	Heron, Osprey, Pelican	Beaufort	SC	A7
Heritage Club	A	Beaufort	SC	A7
Hilton Head	Laundry Building, Welcome Center	Beaufort	SC	A7
Monarch	A, B, C, D	Beaufort	SC	A7
Sunset Pointe	Marsh, Sunset	Beaufort	SC	A7
Surf Watch	A, B, C, D, E, CFB	Beaufort	SC	A7
Ocean Watch	A, B, C,	Horry	SC	VE
Summit Watch	702, 710, 780, 804, 890 Main Street	Summit	UT	AO
Summit Watch	738, 900 Main Street	Summit	UT	AE

Schedule 7.3(d)

Existing Indebtedness

Sold Loan Transactions- Outstanding Bonds
1	Mello Roos Bonds	3,241,037	USD	As of 9/9/2011
Guarantees:
2	First Hawaiian Bank Consumer Loan Guaranty Program	2,500,000	USD	As of 9/9/2011
3	Kapalua Guaranty	12,700,000	USD	As of 9/9/2011	Total Kapalua funding liability

Letters of Credit (all in process to be transitioned to MVW under the Revolver- except for the Citibank Singapore Loan LC)

	LC Number	Amount		Intermediate Beneficiary	Final Beneficiary
4	91129 / 80085	150,000	USD	NA	Holland & Knight LLP
5	92241 / 80085	75,000	USD	NA	Holland & Knight LLP
6	30026949	1,000,000	AED	Citibank Dubai on behalf of MVCI Europe Ltd (Dubai Branch)	Gov’t of Dubai Dept. of Econ. Dev.
7	61627663	100,000	BHD	Citibank Bahrain on behalf of MVCI Europe Ltd (Bahrain Branch)	Ministry of Commerce Bahrain
8	61664887	1,327,237	HKD	Citibank NA Hong Kong for Applicant Marriott International on behalf of Marriott Vacation Club for MVCI Asia Pacific (Hong Kong) Pte Ltd as Tenant	Times Square Limited
9	61669944	274,918	EUR	Citibank Milan on behalf of MVCI Europe Ltd.	Italian VAT Office - 2005 VAT
10	63662459	314,664	EUR	Citibank Milan on behalf of MVCI Europe Ltd.	Italian VAT Office - 2006 VAT
11	63662868	292,794	EUR	Citibank Milan on behalf of MVCI Europe Ltd.	Italian VAT Office - 2007 VAT
12	63653272	250,000	SAR	National Commercial Bank Saudia Arabia for Applicant Marriott International on behalf of MVCI Europe Ltd.	Supreme Commission for Tourism KSA
13	63653273	1,000,000	SAR	National Commercial Bank Saudia Arabia for Applicant Marriott International on behalf of MVCI Europe Ltd.	Supreme Commission for Tourism KSA
14	63653280	276,462	EUR	Citibank Milan on behalf of MVCI Europe Ltd.	Italian VAT Office - 2008 VAT
15	63655994	66,446	EUR	Citibank Milan on behalf of MVCI Europe Ltd.	Italian VAT Office - 2009 VAT

Schedule 7.4(f)

Existing Liens

	Item			Lien
1	Mello Roos Bonds	15,000,000	USD	There are four properties burdened by Mello Roos bonds, RCC SF, RCC Northstar, Timber Lodge in SLT and GRC in SLT (same bond for these two). The description for the bond generally is:each project is located within a special taxing district created pursuant to the California Mello Roos Community Facilities Act of 1982. That statute enables the creation of a public financing vehicle pursuant to which bonds are issued and the repayment of the bond debt is secured by the encumbered project. A “special tax” is levied against the owners of properties within each community facilities district and the payment of that tax behaves in a way similar to real property taxes, with similar remedies and consequences in the event the special tax is not paid. Each of the Mello Roos bonds except for that for RCC SF are part of a master plan for which the bond is allocated among numerous properties for which MVCI has only a small portion. The RCC SF Mello Roos bond is $3.2M and we estimate total bond liens to not exceed $15M.
Guarantees:
2	First Hawaiian Bank Consumer Loan Guaranty Program	2,500,000	USD	Corporate guarantee of loan performance currently by MI (expected to be transitioned to MVW upon spin).
3	Kapalua Guaranty	12,700,000	USD	Completion guarantee backed by corp guarantee by RCDC. Negotiated exposure is less than $5M.

EXHIBIT B

FORM OF

COMPLIANCE CERTIFICATE

This Compliance Certificate is delivered pursuant to Section 6.3(a) of the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time (the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

1. I am the duly elected, qualified and acting [Chief Financial Officer] of MVWC.

2. I have reviewed and am familiar with the contents of this Compliance Certificate.

3. I have reviewed the terms of the Second Amended and Restated Credit Agreement and the other Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of MVWC during the accounting period covered by the financial statements publicly filed with the SEC and to the extent not so filed attached hereto as Attachment 1 (the “Financial Statements”). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default[, except as set forth below].

4. Attached hereto as Attachment 2 is a description of change in the jurisdiction of organization of the Loan Parties, a list of Intellectual Property in the categories set forth in Schedule 6 to the Guarantee and Collateral Agreement acquired or exclusively licensed by the Loan Parties and a description of Persons that have become a Group Member in compliance with the covenants set forth in Section 6.3(a)(iii) if the Second Amended and Restated Credit Agreement.

5. Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1, 7.2, 7.8 and 7.9(f) of the Second Amended and Restated Credit Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this          day of     , 20    .

Name:
Title:

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Attachment 2

to Compliance Certificate

[Attach Descriptions]

Attachment 3

to Compliance Certificate

The information described herein is as of             ,         , and pertains to the period from             ,          to                     ,         .

[Set forth Covenant Calculations]

EXHIBIT C

FORM OF

CLOSING CERTIFICATE

Pursuant to Section 5.1(g) of the Credit Agreement, dated as of             , 2011 (the “Credit Agreement”; terms defined therein being used herein as therein defined), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the undersigned Chief Financial Officer of [INSERT NAME OF LOAN PARTY] (the “Certifying Loan Party”) hereby certifies as follows:

1. The representations and warranties of the Certifying Loan Party set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Certifying Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2.                      is the duly elected and qualified Corporate Secretary of the Certifying Loan Party and the signature set forth for such officer below is such officer’s true and genuine signature.

3. After giving effect to the Spin-Off, the Loans to be made on the date hereof and the use of proceeds thereof, no Default or Event of Default has occurred and is continuing as of the date hereof. [MVWC only]

4. The conditions precedent set forth in Section [5.1] of the Credit Agreement were satisfied as of the Closing Date. [MVWC only]

The undersigned Corporate Secretary of the Certifying Loan Party certifies as follows:

5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Certifying Loan Party, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Certifying Loan Party.

6. The Certifying Loan Party is a [corporation duly incorporated], validly existing and in good standing under the laws of the jurisdiction of its organization. Attached hereto as Annex 1 is a long form good standing certificate from its jurisdiction of organization.

7. Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the [Board of Directors] of the Certifying Loan Party on                     ; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only [corporate] proceedings of the Certifying Loan Party now in force relating to or affecting the matters referred to therein.

8. Attached hereto as Annex 3 is a true and complete copy of the [By-Laws] of the Certifying Loan Party as in effect on the date hereof.

9. Attached hereto as Annex 4 is a true and complete copy of the [Certificate of Incorporation] of the Certifying Loan Party as in effect on the date hereof.

10. The following persons are now duly elected and qualified officers of the Certifying Loan Party holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Loan Party each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to the Loan Documents to which it is a party:

Name	Office	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set forth his/her name as of the date set forth below.

Name:		Name:
Title:		Title:	Corporate Secretary

Date:	, 20

2

EXHIBIT D

This instrument prepared by, and

after recording please return to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Christopher Garcia

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,

FINANCING STATEMENT AND FIXTURE FILING (SECURES FUTURE ADVANCES)

made by

MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation,

THE RITZ CARLTON DEVELOPMENT COMPANY, INC., a Delaware corporation,

[OTHER PROPERTY OWNER, a             ], and

[ANOTHER PROPERTY OWNER, a         ], collectively as Mortgagor,

to

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Mortgagee

Dated as of                  , 2011

NOTICE TO RECORDER: This Mortgage (i) secures a revolving loan in the maximum principal amount of $200,000,000, (ii) encumbers Florida real property located in various counties, having an aggregate value of $303,503,582, (iii) encumbers real property located in other states having an aggregate approximate value of $273,291,051, and (iv) is being recorded in counterparts in various Florida counties.

Pursuant to Rule 12B-4.053(31)(b) of the Florida Administrative Code, the tax base for documentary stamp tax on a multi-state mortgage recorded in Florida that pledges both property inside Florida and property outside Florida is the percentage of the secured indebtedness which the value of the Florida mortgaged property bears to the total value of all the security, wherever located. The value of the Florida mortgaged property ($303,503,582) is 54.738 percent of the value of all the collateral ($603,794,633), and said percentage of the $200,000,000 maximum principal amount of the revolving loan is $109,475,495, which is the documentary stamp tax base for this Mortgage.

Pursuant to Rule 12C-2.004(3) of the Florida Administrative Code, the tax base for nonrecurring intangible personal property taxes on this Mortgage is also 54.738 percent of the $200,000,000 maximum principal amount of the revolving loan, or $109,475,495, based on the relative value of the Florida mortgaged property in proportion to all the mortgaged property.

Florida documentary stamp taxes in the amount of $383,164.25 and intangible taxes in the amount of $218,950.99 for all counterparts of this Mortgage are being paid upon recordation of one such counterpart of this Mortgage in Orange County, Florida [under Clerk’s File No.             *]

THIS INSTRUMENT IS TO BE INDEXED AS BOTH A MORTGAGE AND A FINANCING

STATEMENT FILED AS A FIXTURE FILING

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,

FINANCING STATEMENT AND FIXTURE FILING (SECURES FUTURE ADVANCES)

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING (SECURES FUTURE ADVANCES), dated as of                  , 2011 is made by MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation, THE RITZ CARLTON DEVELOPMENT COMPANY, INC., a Delaware corporation, [OTHER OWNER, a             corporation], and [ANOTHER OWNER, a             ] (each individually as a “Grantor” and all collectively, “Mortgagor”), each of whose address is c/o                     , to JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “Mortgagee”), whose address is 1111 Fannin Street, 10th Floor, Houston, Texas 77002. References to this “Mortgage” shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

Background

A. Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc. (the “Borrower”), Bank of America, N.A., and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and Co-Syndication Agents, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Mortgagee, are parties to that certain Credit Agreement dated as of October     , 2011 relating to a $200,000,000 revolving line of credit (as the same may be further amended, restated, substituted, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein.

C. [The Borrower is a member of an affiliated group of companies that includes certain of the Grantors.

D. The proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to the other Grantors in connection with the operation of its business.

E. The Borrower and the other Grantors are engaged in related businesses, and such Grantors will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement.]

F. [NAME OF OWNER(S) OF FLORIDA TIMESHARES, OTHER FLORIDA REAL PROPERTY, NON-FLORIDA TIMESHARES, and NON-FLORIDA OTHER REAL PROPERTY] are the owners of the fee simple estate in the parcels of real property described on composite Schedule A attached hereto, consisting of Schedules A-1, A-2, A-3 and A-4 (collectively, the “Land,” with such Grantors being more particularly identified with their respective Land parcels in Schedule A). Such Grantors own all of the buildings, improvements, structures, and fixtures now or subsequently located on their respective portions of the Land (collectively, the “Improvements”; the Land and the Improvements being collectively referred to as the “Real Estate”).

G. [NAME OF BENEFICIAL INTERESTS OWNER] is the owner of timeshare estates as defined by Section 721.05, Florida Statutes, consisting of certain beneficial interests in the Trust (“Beneficial Interests”) created pursuant to and further described in that certain MVC Trust Agreement dated March [11], 2010, executed by and among First American Trust, FSB, a federal savings bank, solely as trustee of Land Trust No. 1082-0300-00, (a.k.a. MVC Trust), Marriott Ownership Resorts, Inc., a Delaware corporation, and MVC Trust Owners Association, Inc., a Florida corporation not-for-profit (“Trust Association”), as such agreement may be amended and supplemented from time to time (“Trust Agreement”), a memorandum of which is recorded in Official Records Book 10015, Page 4176, Public Records of Orange County, Florida, which Beneficial Interests are described on Schedule B.

H. It is understood and agreed that the Beneficial Interests constitute fee simple interests in real property under the laws of the State of Florida, notwithstanding the use herein of the defined term “Real Estate” to refer to real property other than the Beneficial Interests.

I. It is a requirement under the Credit Agreement that Mortgagor shall have executed and delivered this Mortgage to Mortgagee for the ratable benefit of the Secured Parties.

Granting Clauses

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree that to secure (i) the Borrower Obligations, with respect to all Mortgaged Property (as defined below) owned by the Borrower, and (ii) each other Grantor’s Guarantor Obligations, with respect to all Mortgaged Property owned by such other Grantor (collectively, the “Obligations”);

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES AND WARRANTS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE, WITH MORTGAGE COVENANTS:

(a) the Land;

(b) all right, title and interest such Grantor now has or may hereafter acquire in and to the Improvements or any part thereof and all the estate, right, title, claim or demand whatsoever of such Grantor, in possession or expectancy, in and to the Real Estate, Beneficial Interests, or any part thereof;

(c) all right, title and interest of such Grantor in, to and under all easements, rights of way, licenses, operating agreements, abutting strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and flowage rights, development rights, air rights, mineral and soil rights, plants, standing and fallen timber, and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate and Beneficial

Interests, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

(d) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings, appliances and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description, but excluding motor vehicles (all of the foregoing in this paragraph (e) being referred to as the “Equipment”);

(e) all right, title and interest of such Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by such Grantor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further deed, conveyance, assignment or other act by such Grantor;

(f) all right, title and interest of such Grantor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate, Beneficial Interests or the Equipment or any part thereof, now existing or subsequently entered into by such Grantor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of such Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rights of such Grantor in respect of rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the “Rents”);

(g) all unearned premiums under insurance policies now or subsequently obtained by such Grantor relating to the Real Estate, Beneficial Interests, or Equipment and such Grantor’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and such Grantor’s interest in any and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate, Beneficial Interest, or any easement or other right therein;

(h) to the extent not prohibited under the applicable contract, consent, license or other item unless the appropriate consent has been obtained, all right, title and interest of such Grantor in and to (i) all contracts from time to time executed by such Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate, Beneficial Interest, or Equipment or any part thereof and all agreements and options relating to the purchase or lease of any portion of the Real Estate, Beneficial Interest, or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate, Beneficial Interest, or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate; and

(i) all proceeds, both cash and noncash, of the foregoing;

(All of the foregoing property and rights and interests now owned or held or subsequently acquired by any Grantor and described in the foregoing clauses (a) through (c) are collectively referred to as the “Premises”, and those described in the foregoing clauses (a) through (i) are collectively referred to as the “Mortgaged Property”).

TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Obligations are fully paid and performed, provided, however, that the condition of this Mortgage is such that if the Obligations are fully paid and performed, then the estate hereby granted shall cease, terminate and become void but shall otherwise remain in full force and effect.

This Mortgage covers present and future advances and re-advances, in the aggregate amount of the obligations secured hereby, made by the Secured Parties for the benefit of Mortgagor, and the lien of such future advances and re-advances shall relate back to the date of this Mortgage.

Terms and Conditions

Mortgagor further represents, warrants, covenants and agrees with Mortgagee and the Secured Parties as follows:

1. Defined Terms. Capitalized terms used herein (including in the “Background” and “Granting Clauses” sections above) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. References in this Mortgage to the “Default Rate” shall mean the interest rate applicable pursuant to Section 2.9(b)(ii) of the Credit Agreement.

2. Warranty of Title. Each Grantor warrants that it has good record title in fee simple to the respective portion of the Real Estate identified to such Grantor in the Schedules attached to this Mortgage, and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies, if any, being issued to Mortgagee to insure the lien of this Mortgage and any other lien or encumbrance as permitted by Section 7.4 of the Credit Agreement (the “Permitted Exceptions”). Mortgagor shall warrant, defend and preserve such title and the lien of this Mortgage against all claims of all persons and entities (not including the holders of the Permitted Exceptions).

3. Payment of Obligations. Mortgagor shall pay and perform the Obligations at the times and places and in the manner specified in the Loan Documents.

4. Requirements. Mortgagor shall comply with all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property, except where a failure to do so could not reasonably be expected to have a material adverse effect (considered both individually and together with other such failures) on (i) the current business, operations or condition (financial or otherwise) of the Mortgagor, (ii) the current use of the Mortgaged Property or (iii) the value of the Mortgaged Property (assuming its current use).

5. Payment of Taxes and Other Impositions. (a) Prior to the date on which any fine, penalty, interest or cost may be added thereto or imposed, Mortgagor shall pay and discharge all taxes, charges and assessments of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Real Estate, or Beneficial Interests all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, vault taxes and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Real Estate or Beneficial Interests, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to herein as the “Impositions”), (i) except where the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) except where Mortgagor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (iii) excluding, however, any federal, state or local income taxes imposed upon Mortgagee. Upon written request by Mortgagee, Mortgagor shall deliver to Mortgagee evidence reasonably acceptable to Mortgagee showing the payment of any such Imposition. If by law any Imposition, at Mortgagor’s option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

(b) Nothing herein shall affect any right or remedy of Mortgagee under this Mortgage or otherwise, upon ten (10) days’ notice to Mortgagor, to pay any Imposition after the date such Imposition shall have become delinquent, if such Imposition shall remain delinquent during such 5-day period, and add to the Obligations the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Mortgagee in discharge of any

Impositions shall be (i) a lien on the Premises secured hereby to the fullest extent permitted by law prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Mortgage, and (ii) payable within ten (10) days after demand together with supporting documentation by Mortgagor to Mortgagee together with interest at the Default Rate as set forth above.

6. Insurance. (a) Mortgagor shall maintain insurance on the Mortgaged Property as required by Section 6.6 of the Credit Agreement.

(b) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged and the reasonably estimated cost thereof would exceed $500,000, Mortgagor shall give prompt notice thereof to Mortgagee.

(c) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in lieu of foreclosure, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.

7. Restrictions on Liens and Encumbrances. Except for the lien of this Mortgage and the Permitted Exceptions, and except as permitted under the Credit Agreement, Mortgagor shall not further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse, which in the case of any mechanic’s, materialman’s or other similar lien or lien subordinate to this Mortgage is not discharged and removed or record or bonded within thirty (30) days of Mortgagor having received notice of any such lien.

8. Due on Sale and Other Transfer Restrictions. Except as expressly permitted under Section 7.6 of the Credit Agreement, Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property.

9. Condemnation/Eminent Domain. Promptly upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any material portion thereof, for which the reasonably estimated value thereof would exceed $500,000, Mortgagor will notify Mortgagee of the pendency of such proceedings.

10. Leases. Except as expressly permitted under the Credit Agreement, Mortgagor shall not (a) execute an assignment or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of Mortgagee, or (b) execute or permit to exist any Lease of any of the Mortgaged Property.

11. Further Assurances. To further assure Mortgagee’s rights under this Mortgage, Mortgagor agrees promptly upon demand of Mortgagee to do any reasonable act or execute any additional documents (including, but not limited to, security agreements on any personality included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee by this Mortgage.

12. Mortgagee’s Right to Perform. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor, within the applicable grace period, if any, provided for in the Credit

Agreement, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, may, at any time upon five (5) days’ notice to Mortgagor, if during such 5-day period such failure continues (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall be due from Mortgagor to Mortgagee within ten (10) days after demand by Mortgagee together with supporting documentation and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property to the fullest extent permitted by applicable law prior to any right, title to, interest in, or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor’s default or waive any right or remedy of Mortgagee.

13. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(b) With respect to any timeshare interest included in the Mortgaged Property, the lien against the Mortgagor’s timeshare interest created by this Mortgage may be foreclosed in accordance with either a judicial foreclosure procedure or a trustee foreclosure procedure and may result in the loss of the Mortgagor’s timeshare interest. If the Mortgagee initiates a trustee foreclosure procedure, the Mortgagor shall have the option to object and the Mortgagee may proceed only by filing a judicial foreclosure action.

(i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys’ fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment; and

(ii) Mortgagee may, to the extent permitted by applicable law, personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the

Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

(c) In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee’s election, in one parcel or in more than one parcel, to the extent permitted by law, and Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

(d) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage which continues beyond any applicable notice and grace period, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage. Mortgagor hereby expressly requests that a copy of any notice of default and a copy of any demand for sale hereunder be mailed to it at the address set forth in the first paragraph of this Mortgage.

(e) It is agreed that if an Event of Default shall occur and be continuing, any and all proceeds of the Mortgaged Property received by Mortgagee shall be held by Mortgagee for the benefit of the Secured Parties as collateral security for the Obligations (whether matured or unmatured), and shall be applied in payment of the Obligations in the manner set forth in Section 6.5 of the Guarantee and Collateral Agreement.

14. Right of Mortgagee to Credit Sale. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, to the extent permitted by applicable law Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Obligations or other sums secured by this Mortgage, the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Guarantee and Collateral Agreement and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

15. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral or the interest of Mortgagor therein as security for the Obligations, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, without requiring the posting of a surety bond, and, to the extent permitted by applicable law, without reference to the adequacy or inadequacy of the value of the Mortgaged Property or the solvency or insolvency of Mortgagor or any other party obligated for payment of all or any part of the Obligations, and whether or not waste has occurred with respect to the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers or manager shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

16. Extension, Release, etc. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Obligations, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the indebtedness borrowed or guaranteed under the Loan Documents, (ii) extend the maturity or alter any of the terms of the indebtedness borrowed or guaranteed under the Loan Documents or any other guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee’s option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

(b) To the fullest extent permitted by law, no recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

(c) If Mortgagee shall have the right to foreclose this Mortgage or to direct a power of sale, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage (or direct the sale of the Mortgaged Property, as the case may be) subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property, or to terminate such tenant’s rights in such sale will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Obligations or to foreclose the lien of this Mortgage.

(d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

17. Security Agreement under Uniform Commercial Code; Fixture Filing. (a) It is the intention of the parties hereto that this Mortgage shall constitute a “security agreement” within the meaning of the Uniform Commercial Code (the “Code”) of the State in which the Mortgaged Property is located. If an Event of Default shall occur and be continuing, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) to the extent permitted by applicable law, treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee’s rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then ten (10) days’ notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys’ fees and legal expenses. At Mortgagee’s request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

(b) Certain portions of the Mortgaged Property are or will become “fixtures” (as that term is defined in the Code) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Code upon such portions of the Mortgaged Property that are or become fixtures. The real property to which the fixtures relate is described in composite Schedule A attached hereto. The record owner of the real property described in composite Schedule B attached hereto is the respective Grantor identified in such Schedules. The name, type of organization and jurisdiction of organization of the debtor for purposes of this financing statement are the name, type of organization and jurisdiction of organization of the respective Grantors set forth in the first paragraph of this Mortgage, and the name of the secured party for purposes of this financing statement is the name of Mortgagee set forth in the first paragraph of this Mortgage. The mailing address of Mortgagor/debtor is the address of Mortgagor set forth in the first paragraph of this Mortgage. The mailing address of Mortgagee/secured party from which information concerning the security interest hereunder may be obtained is the address of Mortgagee set forth in the first paragraph of this Mortgage. The Grantor’s respective organizational identification numbers are set forth on their respective signature pages to this Mortgage.

18. Assignment of Rents. (a) Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Obligations are fully paid and performed, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents and to exercise all rights of the landlord under the Leases, including, without limitation, to commence and prosecute to completion actions, arbitrations and proceedings with tenants and to sue for and to collect Rents, until the occurrence and during the continuance of an Event of Default; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence and during the continuance of any Event of Default by giving not less than five (5) Business Days’ written notice of such revocation to Mortgagor; in the event such notice is given, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of such part of the

Mortgaged Property as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of escalation or percentage rent, if any).

(b) Mortgagor has not affirmatively done any act which would prevent Mortgagee from, or limit Mortgagee in, acting under any of the provisions of the foregoing assignment.

(c) Except for any matter disclosed in the Credit Agreement, no action has been brought or, so far as is known to Mortgagor, is threatened in writing, which would interfere in any way with the right of Mortgagor to execute the foregoing assignment and perform all of Mortgagor’s obligations contained in this Section and in the Leases.

19. Additional Rights. The holder of any subordinate lien or subordinate deed of trust on the Mortgaged Property shall, to the extent permitted by applicable law, have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall Mortgagor consent to any holder of any subordinate lien or subordinate deed of trust joining any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders and the mortgagees and beneficiaries under subordinate mortgages are subject to and notified of this provision, and, to the extent permitted by applicable law, any action taken by any such lienholder or beneficiary contrary to this provision shall be null and void. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Mortgagee on account of such Default or Event of Default.

20. Notices. All notices, requests and demands to or upon the Mortgagee or the Mortgagor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon Mortgagor shall be addressed to Mortgagor at its address set forth above.

21. No Oral Modification. This Mortgage may not be amended, supplemented or otherwise modified except in accordance with the provisions of Section 10.1 of the Credit Agreement. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall, to the extent permitted by applicable law, be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

22. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of any Loan Document, the obligations of Mortgagor and of any other obligor under any Loan Documents shall be subject to the limitation that Mortgagee shall not charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee.

23. Mortgagor’s Waiver of Rights. (a) Mortgagor hereby voluntarily and knowingly releases and waives any and all rights to retain possession of the Mortgaged Property after the occurrence and during the continuance of an Event of Default and any and all rights of redemption from sale under any order or decree of foreclosure (whether full or partial), pursuant to rights, if any, therein granted, as allowed under any applicable law, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirectly) by, through or under each constituent of Mortgagor and on behalf of each and every person acquiring any interest in the Mortgaged Property subsequent to the date hereof, it being the intent hereof that any and all such rights or redemption of each constituent of Mortgagor and all such other persons are and shall be deemed to be hereby waived to the fullest extent permitted by applicable law or replacement statute. Each constituent of Mortgagor shall not invoke or utilize any such law or laws or otherwise hinder, delay, or impede the execution of any right, power, or remedy herein or otherwise granted or delegated to Mortgagee, but shall permit the execution of every such right, power, and remedy as though no such law or laws had been made or enacted.

(b) To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the fullest extent permitted by law, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property by, through or under Mortgagor, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature (except as expressly provided in the Credit Agreement) or declare due the whole of the secured indebtedness and marshalling in the event of exercise by Mortgagee of the foreclosure rights, power of sale, or other rights hereby created.

24. Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee’s rights to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee, as the case may be. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a “mortgagee in possession,” and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies, except for Mortgagee’s gross negligence or willful misconduct.

25. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to Mortgagee to extend the indebtedness borrowed pursuant to or guaranteed by the Loan Documents, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Obligations, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue any foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives, subject to any one action rule, any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage, nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings or the occurrence of any sale in any such proceedings shall prejudice, limit or preclude Mortgagee’s right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Obligations, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Obligations (directly or indirectly) in the most economical and least time-consuming manner.

26. Successors and Assigns. All covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and Mortgagor, and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee or Mortgagor, as the case may be, at any time if in the sole discretion of either of them such a waiver is deemed advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors and assigns. The word “Mortgagor” shall be construed as if it read “Mortgagors” whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

27. No Waivers, etc. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien or deed of trust.

28. Governing Law, etc. This Mortgage shall be construed, governed and enforced according to the laws of the State of New York, provided, however, that matters of creation, perfection, priority or enforceability of any and all rights and remedies provided for herein with respect to any portion of the Mortgaged Property shall be governed by the laws of the state in which such portion of the Mortgaged Property is located.

29. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word “Mortgagor” shall mean “each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein,” the word “Mortgagee” shall mean “Mortgagee or any successor agent for the Lenders,” the word “person” shall include any individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, or other entity, and the words “Mortgaged Property” shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

30. Duty of Mortgagee; Authority of Mortgagee. (a) The Mortgagee’s sole duty with respect to the custody, safekeeping and physical preservation of the Mortgaged Property which is in its possession, or otherwise, shall be to deal with it in the same manner as the Mortgagee deals with similar property for its own account. Neither the Mortgagee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property upon the request of Mortgagor or any other Person or to take any other action whatsoever with regard to the Mortgaged Property or any part thereof. The powers conferred on the Mortgagee and the Secured Parties hereunder are solely to protect the Mortgagee’s and the Secured Parties’ interests in the Mortgaged Property and shall not impose any duty upon the Mortgagee or any Secured Party to exercise any such powers. The Mortgagee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to Mortgagor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b) Mortgagor acknowledges that the rights and responsibilities of the Mortgagee under this Mortgage with respect to any action taken by the Mortgagee or the exercise or non-exercise by the Mortgagee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Mortgage shall, as between the Mortgagee and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Mortgagee and Mortgagor, the Mortgagee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and Mortgagor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

31. Last Dollars Secured; Priority. To the extent that this Mortgage secures only a portion of the indebtedness owing or which may become owing by Mortgagor to the Secured Parties, the parties agree that any payments or repayments of such indebtedness shall be and be deemed to be applied first to the portion of the indebtedness that is not secured hereby, it being the parties’ intent that the portion of the indebtedness last remaining unpaid shall be secured hereby. If at any time this Mortgage shall secure less than all of the principal amount of the Obligations, it is expressly agreed that any repayments of the principal amount of the Obligations shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Obligations outstanding.

32. Enforcement Expenses; Indemnification. (a) Mortgagor agrees to pay, and to save the Mortgagee and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Mortgaged Property or in connection with any of the transactions contemplated by this Mortgage.

(b) Mortgagor agrees to pay, and to save the Mortgagee and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Mortgage to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(c) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable.

33. Release. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by any Mortgagor in a transaction permitted by the Credit Agreement, then the Mortgagee, at the request and sole expense of such Mortgagor, shall execute and deliver to such Mortgagor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Mortgaged Property. The Mortgagor shall deliver to the Mortgagee, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Mortgagor stating that such transaction is in compliance with, and permitted by, the Credit Agreement and the other Loan Documents.

34. Future Advances. This Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed $400,000,000, plus interest and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. Without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, Mortgagor shall not file or record any notice limiting the maximum principal amount that may be secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.

35. Statutory Rights; Conflicts. Out-of State Indebtedness Secured by Florida and Non-Florida Property; Other Security Documents. The indebtedness secured by this Mortgage is made and is evidenced by documents executed, delivered and held outside of the State of Florida. This Mortgage encumbers real and personal property located in the State of Florida (the “Florida Property”) and also encumbers real property and personal located outside of the State of Florida (the “Other Property”). With respect to any of the Other Property, at the request of Mortgagee, the respective Grantors shall execute and deliver to Mortgagee such supplemental or additional mortgages, trust deeds, or other security instruments as may be appropriate to perfect Mortgagee’s security against such Other Property in the respective jurisdiction(s) in which such Other Property is located. In the event that Mortgagee shall release any of the Other Property from the security instruments recorded in such other jurisdictions, such release shall also operate to release such Other Property from the lien, operation and effect of this Mortgage without necessity that any instrument of release be recorded in any Florida recording offices.

36. Homestead Exemptions. Mortgagor hereby represents and declares that the Mortgaged Property forms no part of any property owned, used or claimed by Mortgagor as exempted from forced sale under the laws of the State of Florida, and disclaims, waives and renounces all and every claim to exemption under any homestead exemption law.

This Mortgage has been duly executed by Mortgagor as of the date first above written and is intended to be effective as of such date.

[MVW Entity]

Organizational ID number:	By:
Name:
Title:

STATE OF )
: ss.:
COUNTY OF )

ACKNOWLEDGMENT

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that             , whose name as                      of [MVW Entity], a          corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this date that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal on this the      day of             , 2011.

Notary Public

(SEAL)

My Commission Expires:

Schedule A-1

FLORIDA TIMESHARES AND FRACTIONAL INTERESTS

Owner:

Description of the Land

Schedule A-2

OTHER FLORIDA REAL PROPERTY

Owner:

Description of the Land

Schedule A-3

TIMESHARES AND FRACTIONAL INTERESTS OUTSIDE FLORIDA

Owner:

Description of the Land

Schedule A-4

OTHER REAL PROPERTY LOCATED OUTSIDE FLORIDA

Owner:

Description of the Land

Schedule B

Owner:

Description of the Beneficial Interests

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement identified below (as amended, the “Second Amended and Restated Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Second Amended and Restated Credit Agreement, as of the Effective Date inserted by the Administrative Agent below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Second Amended and Restated Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including any letters of credit and guarantees included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Second Amended and Restated Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower(s):

4.	Administrative Agent:	, as administrative agent under the Second Amended and Restated Credit Agreement

5.	Second Amended and Restated Credit Agreement:

The Second Amended and Restated Credit Agreement dated as of September 10, 2014 among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto

[1]	Select as applicable.

6.	Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
$	$		%
$	$		%
$	$		%

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

NAME OF ASSIGNOR

By:
Title:

ASSIGNEE

NAME OF ASSIGNEE

By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders.

2

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Title:

[Consented to:][3]

MARRIOTT OWNERSHIP RESORTS, INC.

By
Title:

[NAME OF ISSUING LENDER]

By
Title:

[3]	To be added only if the consent of the Borrower and/or other parties (e.g. the Issuing Lenders) is required by the terms of the Second Amended and Restated Credit Agreement.

3

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of September 10, 2014, among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Second Amended and Restated Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Second Amended and Restated Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Second Amended and Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Second Amended and Restated Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Second Amended and Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Second Amended and Restated Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by email or telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT F

BORROWING BASE CERTIFICATE

            , 201

JPMorgan Chase Bank, N.A., as Administrative Agent

383 Madison Avenue

New York, NY 10179

Attention:

Telephone:

Ladies and Gentlemen:

This report (this “Certificate”) is submitted pursuant to the Second Amended and Restated Credit Agreement dated as of September 10, 2014 (as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”) among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent. Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second Amended and Restated Credit Agreement.

The undersigned chief financial officer of MVWC hereby certifies, as of the date first written above, that (a) this Borrowing Base Certificate is complete and correct in all material respects, (b) the amounts and calculations in Schedule I (i) accurately reflect the Eligible Time Share Interests, Eligible Management Fees, Eligible In-Process Property and Eligible Securitizations, (ii) is calculated in accordance with the Second Amended and Restated Credit Agreement, (iii) sets forth the Borrowing Base Amount as of the close of business on [            ], 201     , and (iv) demonstrates that, as of the date first written above, on a pro forma basis giving effect to the extension of credit on and as of the the last day of the most recently completed Fiscal Month, the Borrower is in compliance with Section 7.2 of the Second Amended and Restated Credit Agreement and (c) no Default or Event of Default has occurred and is continuing.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

MARRIOTT VACATIONS WORLDWIDE
CORPORATION

By:
Name:
	Title:	Chief Financial Officer

[Signature Page to Borrowing Base Certificate]

2

Schedule I

                 , 2011

EXHIBIT G-1

                 , 2011

To the Parties listed on Schedule I hereto:

Re:	Marriott Vacations Worldwide Corporation and Marriott Ownership Resorts, Inc.

We have acted as special counsel to Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), and each of the Subsidiary Guarantors (each of MVWC, the Borrower and each Subsidiary Guarantor, a “Marriott Entity” and collectively, the “Marriott Entities”) in connection with (i) that certain Credit Agreement, dated as of [            ], 2011 (the “Credit Agreement”), by and among MVWC, the Borrower, the lenders party thereto, Bank of America, N.A. and Deutsche Bank AG New York Branch as co-documentation agents and co-syndication agents and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”), and (ii) that certain Guarantee and Collateral Agreement dated as of [            ], 2011 (the “Guarantee and Collateral Agreement”), among MVWC, the Borrower and the other parties named therein as grantors and the Administrative Agent. Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Credit Agreement.

In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the agreements listed below (the agreements listed in clauses A, B and C below collectively, the “Transaction Documents”), and such other corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Marriott Entities and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth:.

A. the Credit Agreement;

B. the Guarantee and Collateral Agreement;

C. the Restricted (Non-Blocked) Account Agreement dated [            ], 2011 (the “Account Agreement”) among the Borrower, the Administrative Agent and SunTrust Bank (the “Account Bank”);

                 , 2011

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Marriott Entities and upon the representations and warranties of the Marriott Entities contained in the Transaction Documents. We have assumed (i) the due incorporation and valid existence of each Marriott Entity, (ii) that each Marriott Entity has the requisite corporate power and authority to enter into and perform its respective obligations under the Transaction Documents to which it is a party, and (iii) the due authorization, execution and delivery of the Transaction Documents to which it is a party by each Marriott Entity.

As used herein “to our knowledge” and “of which we are aware” mean the conscious awareness of facts or other information by those lawyers in our firm actively involved in the transactions contemplated by the Transaction Documents. Except for our review of the documents listed above or otherwise specifically referred to in this opinion letter, we have undertaken no investigation or verification of such matters.

As used herein, unless the context otherwise requires, (i) “DE UCC” means the Uniform Commercial Code in effect on the date hereof in the State of Delaware; (ii) “NY UCC” means the Uniform Commercial Code in effect on the date hereof in the State of New York; (iii) “UCC” means either the DE UCC or the NY UCC, as applicable, (iv)”UCC Collateral” means any or all Collateral in which a security interest can be granted under Article 9 of the NY UCC; and (v) terms defined in the Uniform Commercial Code are used herein as defined in the NY UCC.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

1. Assuming the due authorization, execution and delivery of each Transaction Document by each of the parties thereto, each Transaction Document constitutes the legal, valid and binding obligation of each Marriott Entity party thereto, enforceable against such Marriott Entity in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto and (B) certain remedial provisions of the Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Transaction Documents, and the Transaction Documents contain adequate provisions for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph 1 as to the attachment, perfection or priority of any liens purported to be granted pursuant to the Transaction Documents.

                 , 2011

2. No consent, approval, waiver, license or authorization or other action by or filing with any New York or federal governmental authority is required in connection with the execution and delivery by any of the Marriott Entities of any of the Transaction Documents to which it is a party or the consummation by the Marriott Entities of the transactions contemplated thereby, except for filings in connection with perfecting security interests, as to which we express no opinion in this paragraph 2.

3. To our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against any Marriott Entity that (i) relates to any of the transactions contemplated by the Transaction Documents, (ii) if adversely determined, would have a material adverse effect on the ability of such Marriott Entity to perform its respective obligations under the Transaction Documents, or (iii) seeks to prevent the consummation by such Marriott Entity of the transactions contemplated by the Transaction Documents.

4. The execution and delivery by the Marriott Entities of the Transaction Documents to which each is a party, the consummation of the transactions contemplated thereby and compliance by each such Marriott Entity with any of the respective provisions thereof will not conflict with, constitute a default under or violate (i) any New York or federal law or regulation applicable to business entities generally and excluding any such laws or regulations applicable to a Marriott Entity by virtue of its particular business activities, or (ii) any judgment, decree, writ, injunction, ruling or order of any court or governmental authority in New York, or any federal court or governmental authority, binding on it or its properties of which we are aware.

5. None of the Marriott Entities is registered or is required to be registered under, the Investment Company Act of 1940, as amended (the “40 Act”)

6. The execution and delivery of the Guarantee and Collateral Agreement creates a valid security interest in the Collateral pledged pursuant to the Guarantee and Collateral Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement) to secure the Borrower Obligations (as defined in the Guarantee and Collateral Agreement). The financing statements on Form UCC-1 (attached hereto as Exhibit A) are in sufficient form for filing with the Secretary of State of the State of Delaware [other states?], and upon such filing, will perfect the aforesaid security interest in favor of the Administrative Agent for the benefit of the Secured Parties to the extent a security interest in the Collateral may be perfected under the UCC by filing a financing statement. For purposes hereof, “Collateral” means the property described in Section 3 of the Guarantee and Collateral Agreement, other than clause (p) thereof.

7. Pursuant to Section 9-314(a) of the NY UCC, the Administrative Agent will have a perfected security interest in that portion of the UCC Collateral that consists of deposit accounts (as defined in the NY UCC), so long as the Administrative Agent has

                 , 2011

control (as provided in Section 9-106 of the NY UCC) of such deposit accounts. Pursuant to Section 9-304(a) of the NY UCC, the local law of a depositary bank’s jurisdiction governs the perfection and the effect of non-perfection of a security interest in a deposit account maintained with that bank. With your permission, we have assumed that the Account Bank is acting under the Account Agreement as a depositary bank and that its jurisdiction with respect to the deposit accounts described in the Account Agreement is New York (such jurisdiction being determined in accordance with Section 9-306(b) of the NY UCC). The Account Agreement is sufficient for the Administrative Agent to have control of the deposit account[s] specified therein and accordingly, the security interest of the Administrative Agent in such deposit account[s] is perfected.

8. After delivery to the Administrative Agent in New York of the certificates evidencing the Pledged Stock (as defined in the Guarantee and Collateral Agreement), and assuming (i) that the Pledged Stock consists only of certificated securities (within the meaning of the NY UCC), and (ii) continued possession of such certificates evidencing the Pledged Stock by the Administrative Agent in State of New York, the security interest of the Administrative Agent for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement) in the Pledged Stock so delivered constitutes a perfected security interest as security for the Borrower Obligations.

The opinions expressed herein are limited to the laws of the State of New York, Article 9 of the DE UCC, and the federal law of the United States, and we express no opinion as to the effect of any other laws on the matters covered herein. By rendering the opinions set forth above, we do not intend to indicate that the attorneys of this firm principally responsible for rendering the opinions herein are experts on, or qualified to render opinions on, the laws of the State of Delaware, and our opinions to the extent relating to the DE UCC are based solely on a review of the statutory language of the DE UCC as printed in the CCH Secured Transactions Guide as updated through [                    ] (the “CCH Guide”) . We have not reviewed any local filing rules of the DE UCC or legislative history or judicial decisions construing the DE UCC, and our opinions are not based on any rules, regulations, guidelines, releases, interpretations or other secondary source material, relating to the DE UCC.

We express no opinion as to:

(i) the enforceability of provisions of the Transaction Documents to the extent that they (a) purport to provide for equitable remedies, specific performance, injunctive relief, or liquidated damages, (b) purport to covenant to take actions, the taking of which is discretionary with or subject to the approval of a third party or which are otherwise subject to contingency, the fulfillment of which is not within the control of the party so covenanting, (c) in respect of securities and other financial assets, purport to provide the holder thereof the right of a protected purchaser (as defined in Section 8-303 of the NY UCC) or of a Person who acquires a security entitlement for value and without notice of an adverse claim (as defined in Sections 8-502 and 8-510 of the NY UCC), or (d) state that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; or

                 , 2011

(ii) the enforceability of any provisions of the Transaction Documents which purport to permit the Administrative Agent to sell, lease, or assign any Collateral for credit without assuming any credit risk therefor; or

(iii) the enforceability of any provisions of the Transaction Documents that a specific number of days constitutes reasonable notice under the New York State laws, except to the extent provided for in Section 9-612(b) of the NY UCC; or

(iv) the enforceability of any provisions of the Transaction Documents purporting to allow the institution of foreclosure proceedings or the exercise of any other rights without notice to a Marriott Entity, except to the extent provided for in Section 9-611(d) of the NY UCC;

(v) the enforceability of any provisions of the Transaction Documents permitting the Administrative Agent to purchase or acquire Collateral at a private sale thereof, except to the extent provided for in Section 9-610(c)(2) of the NY UCC; or

(vi) the enforceability of any provisions of the Transaction Documents granting the Administrative Agent rights and remedies not afforded by the NY UCC or the DE UCC, to the extent such provisions violate Article 9 the NY UCC or Article 9 of the DE UCC; or

(vii) the enforceability of any of the waivers or remedies contained in the Transaction Documents restricting or waiving access to, or covenanting not to assert, legal or equitable remedies, set-off, claims or other rights (including, without limitation, proper jurisdiction, forum non conveniens and venue in any federal court of the United States), waiving rights of any debtor or other obligor or imposing duties on any secured party in violation of Section 9-602 of the NY UCC or other applicable laws of the State of New York, or waiving any right or duty under any marshalling and exemption law; or

(viii) the enforceability of any of the waivers or remedies contained in the Transaction Documents retaining liability against a Marriott Entity for deficiency after foreclosures that are not conducted in accordance with the UCC or other applicable law of the State of New York, except to the extent expressly permitted by Section 9-626 of the NY UCC and such other applicable law of the State of New York; or

(ix) the enforceability of any of the waivers or remedies contained in the Transaction Documents (whether or not any Transaction Document deems any such waiver or remedy commercially reasonable), if such waivers or remedies are determined not to be commercially reasonable within the meaning of the NY UCC.

(x) whether any of the choice of law provisions of any of the Transaction Documents would be enforced by any court other than a court of the State of New York

[With respect to the opinion expressed in paragraph 5 above, we note that the U.S. Securities and Exchange Commission (the “SEC”) has issued an Advance Notice of Proposed Rule-making to solicit the views of the public with respect to Investment Company Act of 1940 Rule 3a-7. It is not possible to predict what effect, if any, action by the SEC regarding Rule 3a-7 would have on any of the Marriott Entities.]

                 , 2011

The opinions in paragraphs 6 and 7 above are subject to the following qualifications, exceptions and assumptions:

a. the Collateral exists, each Marriott Entity has rights, or the power to transfer rights, in or with respect to the Collateral pledged by it to the Administrative Agent pursuant to the Guarantee and Collateral Agreement for a security interest to attach, that the Administrative Agent has acquired the Liens in the Collateral in good faith, that value has been given pursuant to Sections 1-201(44) and 9-203 of the NY UCC, and with respect to Collateral consisting of financial assets, without notice or knowledge of (1) any adverse claims (including claims of ownership) as defined in Section 8-102(a)(1) of the NY UCC or (2) circumstances described in Section 8-105 of the NY UCC.

b. we express no opinion with respect to any portion of the Collateral which is or may become fixtures (within the meaning of Section 9-102(41) of the UCC);

c. we express no opinion (i) as to the creation or perfection of any security interest in (or other lien on) any collateral to the extent that, pursuant to Section 9-109 of the UCC, Article 9 of the UCC does not apply thereto, or (ii) concerning the validity or perfection of any security interest in (or other lien on) any real property or personal property, except as specifically set forth in paragraphs 6 through 8 above, or as to the priority of any security interest or other lien; and

d. we assume that all filings will be timely made and duly filed as necessary (i) in the event of a change in the name, identity or corporate structure of any Marriott Entity, (ii) to continue to maintain the effectiveness of the original filings.

In addition, the opinions in paragraphs 6 and 7 above are subject to (i) the limitations on perfection of security interests in proceeds resulting from the operation of Section 9-315 of the applicable UCC; (ii) the limitations with respect to buyers in the ordinary course of business imposed by Sections 9-318 and 9-320 of the applicable UCC; (iii) the limitations with respect to documents, instruments and securities imposed by Sections 8-302, 9-317, 9-312 and 9-331 of the applicable UCC; (iv) the provisions of Section 9-203 of the applicable UCC relating to the time of attachment; and (v) Section 552 of Title 11 of the United States Code (the “Bankruptcy Code”) with respect to any Collateral acquired by any Marriott Entity subsequent to the commencement of a case against or by any Marriott Entity under the Bankruptcy Code.

The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent; provided, however, that this limitation shall not prevent this opinion from being delivered (but not relied upon) (i) to your auditors in connection with audit examinations, (ii) to any regulatory authority having jurisdiction over you and (iii) pursuant to order or legal process of any court or governmental agency.

                 , 2011

Very truly yours,

GREENBERG TRAURIG, LLP

Schedule I

[To be provided by STB]

EXHIBIT A

FORMS OF UCC-1 FINANCING STATEMENTS

a)	MVWC as Debtor

b)	The Borrower as Debtor

c)	[ ] as Debtor

EXHIBIT G-2

[            ], 2011

To each of the Parties set forth in Exhibit A

Re:	Marriott Vacations Worldwide Corporation and Marriott Ownership Resorts, Inc.

Ladies and Gentlemen:

I, together with other attorneys in the Marriott International, Inc. Law Department who have given substantive attention to the representation described in this paragraph (collectively, “we”), have acted as legal counsel for Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), and each of the Subsidiary Guarantors (each of MVWC, the Borrower and each Subsidiary Guarantors, a “Marriott Party” and collectively, the “Marriott Parties”) in connection with (i) that certain Credit Agreement, dated as of [            ], 2011 (the “Credit Agreement”), by and among MVWC, the Borrower, the lenders party thereto, Bank of America, N.A. and Deutsche Bank AG New York Branch as co-documentation agents and co-syndication agents and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”), and (ii) that certain Guarantee and Collateral Agreement dated as of [            ], 2011 (the “Guarantee and Collateral Agreement”), among MVWC, the Borrower, the other parties named therein as grantors and the Administrative Agent. Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Credit Agreement.

In connection with this opinion letter, we have examined executed originals or copies, certified or otherwise identified to our satisfaction, of each of the following documents (each of the agreements listed in clauses (a) through (c) below, a “Transaction Document,” and collectively, the “Transaction Documents”):

(a)	the Credit Agreement;

(b)	the Guarantee and Collateral Agreement;

(c)	the Restricted (Non-Blocked) Account Agreement dated [ ], 2011 (the “Account Agreement”) among the Borrower, the Administrative Agent and SunTrust Bank (the “Account Bank”);

(d)	the Mortgages [dated the date hereof];

(e)	the Comfort Letter; and

(f)	the Secretary’s Certificates for each of MVWC, the Borrower, and each Subsidiary Guarantor, each of even date herewith (the “Secretary’s Certificates”).

To each of the Parties set forth on Exhibit A

Marriott Ownership Resorts, Inc. Credit Agreement

October [    ], 2011

In examining the Transaction Documents, and in rendering the opinions set forth below, we have also assumed with your permission that:

(i) each person executing any such instrument, agreement or other document on behalf of any such party (other than a Marriott Party) is duly authorized to do so;

(ii) each natural person executing any such instrument, agreement or other document is legally competent to do so;

(iii) there are no oral or written modifications of or amendments or supplements to any of the Transaction Documents, and there has been no waiver of any of the provisions of the Transaction Documents, by actions or conduct of the parties or otherwise;

(iv) all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies or telecopies conform to the original document (and the authenticity of the originals of such copies), all signatures on all documents submitted to us for examination (and including signatures on photocopies and telecopies) are genuine, and all public records reviewed are accurate and complete;

In addition to the Transaction Documents, we have examined the corporate records of the Marriott Parties and we have made such investigations, and examined such other agreements, instruments and documents, as we have deemed necessary or appropriate to enable us to render the opinions expressed herein.

As to various questions of fact material to our opinions, we have relied upon the representations and warranties made in the Transaction Documents and the other documents executed and delivered in connection therewith and upon certificates and other documents of public officials.

We do not purport to express any opinion herein concerning the laws of any jurisdiction other than the State of Florida, the State of Delaware (but only insofar as set forth in the General Corporation Law) and the laws of the United States of America.

Where our opinions are qualified by “known to us,” “to our knowledge,” or a similar phrase to qualify a statement in this opinion letter, such qualification means that those attorneys in the Law Department who have given substantive attention to the representation described in the first introductory paragraph of this opinion letter do not have actual knowledge that the statement is incorrect. Such terms do not include any knowledge of other attorneys in the Law Department or any constructive or imputed notice of any matters or item or information.

Based upon and subject to the assumptions and limitations herein contained it is our opinion that:

1. Each Marriott Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business as a foreign

To each of the Parties set forth on Exhibit A

Marriott Ownership Resorts, Inc. Credit Agreement

October [    ], 2011

organization in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under any of the Transaction Documents to which it is a party makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on its business or its ability to perform its obligations under any of the Transaction Documents to which it is a party.

2. Each Marriott Party (i) holds all licenses, certificates, franchises and permits from all governmental authorities necessary for the conduct of its respective business and which the failure to hold would have a material adverse effect on such Marriott Party’s conduct of its respective business or on its ability to perform its obligations under any of the Transaction Documents to which it is a party and (ii) has not received notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its ability to perform its obligations under any of the Transaction Documents to which it is a party.

3. Each Marriott Party has all requisite power and authority to own its properties, to conduct its business, to execute and deliver each of the Transaction Documents to which it is a party, and to perform all of its obligations pursuant to the Transaction Documents.

4. The execution, delivery and performance of each Transaction Document has been duly authorized by all necessary organizational action of the Marriott Party signatory thereto. The persons identified on the “Incumbency and Signatures” attachment to the Secretary’s Certificates are each duly authorized to execute and deliver Transaction Documents on behalf of the applicable Marriott Party. Each of the Transaction Documents has been duly executed and delivered by the Marriott Party signatory thereto.

5. The execution, delivery and performance by a Marriott Party of each Transaction Documents to which it is a party does not (i) violate any of the provisions of it organizational documents, (ii) violate any provision of any law, governmental rule or regulation currently in effect that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to such Marriott Party or the transactions contemplated by the Transaction Documents, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names such Marriott Party and is specifically directed at such Marriott Party or its property, (iv) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which such Marriott Party is a party or by which it is bound, or (v) result in the creation or imposition of any Lien upon any of the properties of such Marriott Party pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument (other than as contemplated by the Transaction Documents).

6. No consent, approval, order or authorization of, and no filing with or notice to, any court or other governmental authority in respect of any Marriott Party is required in connection with the authorization, execution, delivery or performance by such Marriott Party of any Transaction Document to which it is a party.

To each of the Parties set forth on Exhibit A

Marriott Ownership Resorts, Inc. Credit Agreement

October [    ], 2011

The opinions set forth above are subject to the following further assumptions and qualifications:

(a) We express no opinion as to any agreement, document, certificate, or instrument, other than the Transaction Documents, that may be an exhibit to, or referred to in or contemplated by any of the Transaction Documents, unless specifically set forth herein.

(b) We express no opinion as to any provision of the Transaction Documents that purports to create a trust, power of attorney or other fiduciary relationship.

Regarding the assumptions upon which we have based our opinion, we do not have knowledge of any facts that would cause us to conclude that we should not rely on such assumptions.

There are no actions, suits, proceedings or investigations, either pending or, to our knowledge, overtly threatened, before any court, administrative agency, arbitrator or governmental body against any Marriott Party which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of such Marriott Party or (ii) the ability of such Marriott Party to perform its obligations under, or the validity or enforceability of, any of the Transaction Documents to which it is a party.

This opinion letter is furnished by us as counsel for the Marriott Parties and may be relied upon by you and by Greenberg Traurig, LLP only in connection with the transactions contemplated by the Transaction Documents. This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon other than Greenberg Traurig, LLP. This opinion letter may not be used or relied upon by you or quoted by you for any other purpose or by any other person, other than Greenberg Traurig, LLP, nor may copies be delivered to any other person, without in each instance, our prior written consent.

This opinion letter is given as of the date hereof. We assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention, including subsequent changes in law or regulation, or the interpretation thereof.

[SIGNATURE ON FOLLOWING PAGE]

To each of the Parties set forth on Exhibit A

Marriott Ownership Resorts, Inc. Credit Agreement

October [    ], 2011

A signed counterpart of this opinion letter may be delivered by electronic mail as an Adobe PDF document or by telecopier, with the intention that it have the same effect as the opinion letter itself.

Very truly yours,

Michael W. Andrew, Jr.
Vice President, Assistant General Counsel
Marriott International, Inc.

EXHIBIT A

Addressees of the Opinion

[To be provided]

EXHIBIT G-3

October , 2011	ATTORNEYS AT LAW 111 NORTH ORANGE AVENUE, SUITE 1800 ORLANDO, FL 32801-2386 P. O. BOX 2193 ORLANDO, FL 32802-2193 407.423.7656 TEL 407.648.1743 FAX foley.com

Marriott International, Inc. 10400 Fernwood Road Bethesda, Maryland 20817	Marriott Vacations Worldwide Corporation 6649 Westwood Boulevard Orlando, Florida 32381

Marriott Ownership Resorts, Inc. 6649 Westwood Boulevard Orlando, Florida 32821	Bank of America, N.A., 214 North Tryon Street, 21st Floor NC1-027-21-04 Charlotte, North Carolina 28255

JPMorgan Chase Bank, N.A., as Administrative Agent 1111 Fannin Street, 10th Floor Houston, TX 77002 The Lenders party to the Credit Agreement referred to below	Deutsche Bank AG, New York Branch 60 Wall Street New York, New York 10005

Re:	Legal Opinion: Credit Agreement dated as of October , 2011

Ladies and Gentlemen:

We have acted as special Florida counsel to Marriott Ownership Resorts, Inc., a Delaware corporation (“MORI” or “Mortgagor”) with respect to a loan evidenced by a Credit Agreement dated as of October     , 2011 by and among MORI, as the Borrower and Bank of America, N.A., Deutsche Bank AG, New York Branch, JPMorgan Chase Bank, N.A. and the other Lender’s party thereto (the “Credit Agreement” and, together with the other agreements associated therewith and contemplated therein, including the Mortgage (as defined below) (collectively the “Transaction Documents”), and that certain Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing (Secures Future Advances) dated as of             , 2011 (the “Mortgage”) made by Mortgagor in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, Mortgagee (in such capacity, the “Mortgagee”), all relating solely to Mortgagor’s beneficial interests (referred to herein as “Timeshare Interests”) in the MVC Trust (the “MVC Trust”) which MVC Trust was created pursuant to and further described in that certain MVC Trust Agreement (the “MVC Trust Agreement”) dated March 11, 2010, executed by and among First American Trust FSB, a federal savings bank solely as Trustee of Land Trust No. 1082-0300-00 (the “MVC Trustee”), MORI and MVC Trust Owners Association, Inc., a Florida corporation not-for-profit (the “Association”).

BOSTON BRUSSELS CHICAGO DETROIT	JACKSONVILLE LOS ANGELES MADISON MIAMI	MILWAUKEE NEW YORK ORLANDO SACRAMENTO	SAN DIEGO SAN DIEGO/DEL MAR SAN FRANCISCO SHANGHAI	SILICON VALLEY TALLAHASSEE TAMPA TOKYO WASHINGTON, D.C.

October     , 2011

While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion concerning any law other than the law of Florida (excluding the principles of conflict of laws).

This opinion letter has been prepared and is to be construed in accordance with the Report on Standards for Florida Opinions dated April 8, 1991, issued by the Business Law Section of the Florida Bar, as amended and supplemented (the “Report”), including, in particular, Sections VII and VIII thereof. The Report is incorporated by reference into this opinion letter.

In connection with this opinion letter, we have examined originals, or certified copies (copies of which are attached hereto) of certificates of public officials and purported officers of the Mortgagor and of the Association, including (i) a Florida Department of State official certified copy of the Articles of Incorporation of the Mortgagor and the Association; (ii) certificate of good standing dated             , 2011 issued by the Florida Department of State with respect to the Mortgagor and the Association (the “Certificate of Good Standing”); (iii) Certificate of Joseph J. Bramuchi, dated as of             , 2011, as the Vice President of MORI, (the “Certificate”); and (iv) the MVC Trust Agreement.

MORI informed us that the offering materials for the Timeshare Interests have been filed with and approved by the Florida Department of Business Regulation, Division of Florida Condominiums, Timeshares, and Mobile Homes (f/k/a Division of Florida Land Sales, Condominiums and Mobile Homes) (“Division”). We have relied upon this information and assumed, without any independent investigation, that such information is accurate and complete.

In rendering this opinion letter, we have relied as to factual matters upon the Certificate and assumed, without any independent investigation, that the statements made therein are accurate and complete. Additionally, we have examined and relied on certain closing and conveyance documents for the Timeshare Interests, and have relied upon the Certificate and assumed, without any independent review or examination, that the statements made therein are accurate and complete. We have reviewed the Mortgage.

We have also relied, with your permission, on opinions of counsel from each state in which real property held by the MVC Trust is located providing that, among other things, the property conveyed to the MVC Trust (the “Trust Property”) constitutes real property pursuant to the laws of the state in which such property is located and that the conveyance of the real property to the MVC Trust constitutes the conveyance of real property pursuant to the laws of the state in which such property is located.

We have advised you that our representation of Mortgagor to date has been limited to specific matters requested by Mortgagor from time to time. We also do not serve as general counsel to Mortgagor, or the Association. Other than in connection with specific issues requested and identified by Mortgagor, we have not attended any meetings of the shareholders, directors or members of the Mortgagor or the Association, nor have we inspected any corporate books or

October     , 2011

records (including, without limitation, bylaws, minutes, actions or proceedings) of Mortgagor or the Association, and we undertake no obligation to do so or advise you of any adverse impact that any such attendance or inspection might have on the opinions otherwise provided herein.

Based solely upon the foregoing information and the assumptions set forth herein and in reliance thereon, and subject in all respects to the qualifications and limitations herein provided, it is our opinion that:

A. The Mortgage is in form sufficient to create a legal, valid, binding obligation of the Mortgagor, enforceable against the Mortgagor in accordance with the terms thereof.

B. The Mortgage creates in favor of the Mortgagee for the benefit of the Lenders a legal, valid and binding lien upon the Timeshare Interests owned from time to time by Mortgagor under the Trust Agreement, enforceable as such against the Mortgagor, and when recorded in the public offices for the recording of instruments affecting title to real property in Orange County, Florida (the “Recording Office”) will be sufficient to create a valid lien on the Timeshare Interests owned as of the date hereof by Mortgagor under the Trust Agreement.

C. Upon default and after required judicial foreclosure and any other required associated procedure: (a) the Mortgagee would have the right to possess the respective Timeshare Interests which are the collateral under the Mortgage; and (b) upon the compliance with all applicable laws and regulations governing the offer and sale of Timeshare Interests, the Mortgagee will have the right to sell such Timeshare Interests in Florida.

D. The execution and delivery by the Mortgagor of the Mortgage, the performance by Mortgagor of its obligations thereunder, and the creation and perfection of any lien and/or security interest upon or with respect to any of the Timeshare Interests do not violate or conflict with the provisions of any law, statute, ordinance, rule or regulation of the State of Florida applicable to Mortgagor and, except for the recording of the Mortgage in the Recording Office to perfect the lien created by the Mortgage, do not and will not require any consent or authorization of approval by, notice to, filing with or other act by or in the respect of, any Governmental Authority of the State of Florida.

E. The recording of the Mortgage in the Recording Office is the only action, recording or filing necessary to create and preserve the validity of the lien under the Mortgage.

F. Assuming payment of: (i) the Florida documentary stamp tax and intangible tax related to the execution, delivery, and recordation of the Mortgage as reflected on the legend attached to the first page of the Mortgage, and (ii) the taxes, recording or filing fees related to the execution, delivery, and recordation of the Mortgage as required by Florida and each jurisdiction in Florida in which the Mortgaged Property is located, a court of competent jurisdiction, reviewing all relevant facts and making a proper legal decision, should find that there are no additional fees, taxes or other charges, including without limitation, intangible, documentary

October     , 2011

stamp, mortgage, transfer or recording taxes or similar charges, that are payable to Florida or to any county, municipality or other jurisdiction therein on account of the execution, delivery or ownership of the Mortgage, the creation of the liens and security interests thereunder, or the filing, recording, or registration of the Mortgage.

G. The form of the legal descriptions of the Timeshare Interests attached to the Mortgage is in the form proscribed by the MVC Trust Agreement.

For the purposes of this opinion letter, we have, with your permission, assumed the following:

1. The legal capacity of each natural person.

2. The legal existence of all parties to the transaction other than opining counsel’s clients.

3. All parties have the power, authority (corporate or otherwise) and capacity to enter into and perform all obligations under the sales documents and the Transaction Documents executed, completed and delivered by them.

4. The legality, validity, binding effect and enforceability as to each person other than the clients or person(s) acting on behalf of the clients of each document executed and delivered or to be executed and delivered and of each other act done or to be done by such person.

5. That there have been no undisclosed modifications of any provision of any document reviewed by opining counsel in connection with the rendering of the opinion and no undisclosed prior waiver of any right or remedy contained in any of the documents.

6. The genuineness of each signature other than that of the clients or persons acting on behalf of the clients, the completeness of each document submitted to opining counsel, the authenticity of each document reviewed by opining counsel as an original, the conformity to the original of each document reviewed by opining counsel as a copy and the authenticity of the original of each document received by opining counsel as a copy.

7. The truthfulness of each statement as to all factual matters otherwise not known to opining counsel to be untruthful contained in any document encompassed within the due diligence review undertaken by opining counsel.

8. The accuracy on the date of this opinion letter as well as on the date stated in all governmental certifications of each statement as to each factual matter contained in such governmental certifications.

October     , 2011

9. That the transaction complies with all tests of good faith, fairness, and conscionability required by law.

10. That routine procedural matters such as service of process or qualification to do business in the relevant jurisdictions will be satisfied by the parties seeking to enforce the Mortgage.

11. That all statutes, judicial and administrative decisions, and rules and regulations of governmental agencies constituting the law for which opining counsel is assuming responsibility are published (e.g., reported court decisions and the specialized reporting services of BNA, CCH and Prentice-Hall) or otherwise generally accessible (e.g., LEXIS or WESTLAW) in each case in a manner generally available (i.e., in terms of access and distribution following publication) to lawyers practicing in opining counsel’s judicial circuit.

12. That the Transaction Documents other than the Mortgage will be enforced as written.

13. That with respect to the transaction and the Transaction Documents, there has been no mutual mistake of fact and there exists no fraud or duress.

14. The constitutionality and validity of all relevant laws, regulations and agency actions is not in issue unless a reported case has otherwise held or widespread concern has been expressed by commentators as reflected in materials which lawyers routinely consult.

15. That any person or entity acting in a representative capacity has all of the power and authority that may be conferred by applicable law.

16. Due authorization by all requisite action, corporate or otherwise, of the execution and delivery of the sales documents, Transaction Documents (other than authorization of the MVC Trust Agreement by MORI), and the certificates and opinions attached to this opinion letter, and the due and proper execution, delivery, validity and binding effect thereof (other than the Mortgage with respect to validity and binding effect) by and against all parties named therein.

17. All parties other than the Mortgagor are duly organized, in existence and in good standing in their respective jurisdictions of incorporation or existence.

18. Payment in full of all documentary stamp and intangible taxes which are due upon the execution and/or recording of the Mortgage.

19. That, at the time hereof the Mortgagee shall be without knowledge or notice of any defense, adverse claim against or lien or encumbrance upon any item constituting a portion of the Mortgaged Property or any items constituting a portion of the collateral or security therefor or that the Mortgage or payments thereunder was overdue or had been dishonored

October     , 2011

(including knowledge imputed by virtue of the relationships of MORI and and the MVC Trust) and that none of the obligations secured by the Mortgage shall contain thereon or have attached thereto any notation of any interest therein in favor of any party other than the Mortgagor.

20. The authenticity and accuracy of the certificates (of public officials, governmental agencies and departments and corporate officers) and statements of fact, on which we are relying.

21. The legal descriptions of the real property and personal property appearing in the Mortgage are accurate and correctly identify the real or personal property with respect to which such legal descriptions are intended to apply.

22. All parties to the Transaction Documents have complied with all of the material provisions and terms of the Transaction Documents, as applicable to each such party.

23. All monies due under the obligations secured by the Mortgage are paid or appropriate action is taken by the Mortgagee to enforce its rights thereunder, all within five years subsequent to the maturity date indicated in the Mortgage, as required by Section 95.281.

24. (a) Mortgagor has full right, title and interest in and to the collateral secured by the Mortgage; and (b) the collateral secured by the Mortgage shall be free and clear of any and all liens, pledges, security interests or encumbrances.

The opinions provided herein are limited in all respects by the following qualifications:

1. The opinions expressed herein are subject to any rights, defenses, setoffs or counterclaims, whether or not apparent on the face of the relevant documents, arising, relating to or existing limiting enforcement of the applicable agreements by (a) the application of the bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally, now or hereafter in effect, (b) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle or a requirement as to commercial reasonableness, unconscionability or good faith, and (c) decisions governing, limiting or affecting the availability of any self-help relief or remedy and any relief or remedy which is equitable or discretionary in nature.

2. We express no opinion as to the legal or other description of or title to any of the “Mortgaged Property”, as such term is defined in the Mortgage that MORI has provided to us. In giving the opinions set forth herein, we have made no investigation as to, and do not purport to opine with respect to, the status of title to any of the real or personal property constituting such Mortgaged Property, or the priority of any mortgage, lien, security interest or other encumbrance. We express no opinion as to the perfection of any security interest in any portion of the Mortgaged Property except for a security interest which may be perfected solely by recording and/or filing a mortgage in the proper office in the State of Florida. No legal or other conclusion is expressed herein with respect to the validity, enforceability, or priority, by MORI

October     , 2011

of any item of insurance, opinion or certification comprising a part of the Mortgaged Property including, without limitation, any policy of title insurance, opinions or certifications of title, flood insurance, hazard insurance, or that any right of enforcement or otherwise thereunder is assignable to MORI.

3. No opinion is given with respect to the validity or enforceability of any obligation or covenant of any party to waive any right in respect of, or to any obligation or covenant of any party to indemnify, hold harmless, contribute to or reimburse any person or entity in the context of, a violation by such person or entity of any applicable law, rule or regulation, including, without limitation, any federal or state securities law, banking law, or savings and loan law, or its fiduciary responsibility, or the failure of MORI or its successors to comply with the requirements of Chapter 679 of the Florida Statutes.

4. Except as otherwise expressly provided for herein, no opinion is rendered with respect to the validity or enforceability of any contract or other arrangement contemplated by the Mortgage (for future execution) or the priority, perfection, validity, or enforceability of any security interest or lien granted pursuant to the Mortgage on the Mortgaged Property.

5. No opinion is rendered as to whether the transactions represented by the Transaction Documents are subject to avoidance as fraudulent conveyances or transfers.

6. No opinion is expressed as to whether a Florida court might alter the method of disposition of any Timeshare Interests securing the Mortgage in a manner not materially prejudicial to the Mortgagee or temporarily restrain or temporarily enjoin enforcement of any such right.

7. The opinions expressed herein are made as of the date hereof and are given in reliance upon Florida Statutes, applicable regulations, opinions of the Attorney General of the State of Florida, and Technical Assistance Advisements issued by the Florida Department of Revenue prior to the date hereof. Our opinions are not binding upon any courts of law in the State of Florida, the Attorney General of the State of Florida or the Florida Department of Revenue, and there is no assurance that the applicable laws or interpretations thereof by the Attorney General in office or the Department of Revenue will not change, nor do we undertake any obligation to inform you of any changes which may come to our attention after the date hereof and which might impact the opinions herein set forth.

8. We express no opinion with respect to any collateral under the Mortgage other than the Timeshare Interests and further, the opinions expressed herein are subject to (i) any claims, restrictions, liens, orders, licensing requirements, or taxes arising from or relating to any state, federal or foreign law exercised by, through or on the behalf of any state, federal or foreign government agency, commission, municipality or other political subdivision, or (ii) any rights, defenses, setoffs or counterclaims arising, relating to or as existing between the Mortgagor and the Mortgagee and between or among the parties to the Mortgage limiting enforcement of the

October     , 2011

applicable agreements by the application of the bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally, now or hereafter in effect, and by the effects of principles of equity as may be applied by a court of competent jurisdiction.

9. We express no opinion as to the relative priority of the Transaction Documents, and we express no opinion as to the perfection of any of the Transaction Documents or as to the existence or sufficiency of any real or personal property described therein.

10. We express no opinion as to the validity or enforceability of those provisions of the Mortgage, which purport by their terms (i) to relieve a party of, or to indemnify a party against, any liability for the negligence or misconduct of such party; (ii) to relieve a party from responsibilities and liabilities of a “mortgagee in possession” under Florida law; or (iii) to obligate an obligor or mortgagor to bear the legal and other expenses of litigation between the obligor or mortgagor and the secured party in a situation where the obligor or mortgagor prevails.

11. We express no opinion with respect to any agreements or instruments other than the Mortgage, notwithstanding the reference in any such documents to any other agreement or instrument, except to the extent opinions on such other agreements or instruments are expressly set forth herein.

12. The validity, binding effect and enforceability of the Mortgage may be limited or otherwise affected by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors’ rights and remedies generally, (b) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle or a requirement as to commercial reasonableness, conscionability or good faith, and (c) decisions governing, limiting or affecting the availability of any self-help relief or remedy and any relief or remedy which is equitable or discretionary in nature.

13. The remedies of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding thereof may be brought.

14. We express no opinion as to the ownership or existence of or the title to any of the underlying Timeshare Interests and we assume that at the time of offering Timeshare Interests, (i) MORI as the developer of the MVC Trust was the owner of the Timeshare Interests, and (ii) that the Timeshare Interests and the Trust Property are free and clear of all liens, encumbrances, and claims of other interest holders, other than the Mortgage.

15. We express no opinion as to any aspect of any document other than the Mortgage or the effect they may have on our opinions set forth herein.

October     , 2011

16. We have not inspected or verified the existence, proper completion, execution or delivery of any Transaction Document. We have not reviewed the transaction documents evidencing the transactions referenced herein other than the Mortgage. Accordingly, we render no opinion with respect to any of the above referenced transactions or agreements, other than the Mortgage.

17. The enforceability of the Mortgage may be subject to limitations imposed by the Uniform Consumer Credit Code.

18. We express no opinion regarding the applicability of state or federal securities laws to the transactions referenced herein or compliance therewith. We understand that you have relied upon the advice of other legal counsel as to such matters.

19. We express no opinion as to the existence of or the ownership or title to any of the Mortgaged Property other than the Timeshare Interests.

20. We express no opinion with respect to federal laws, rules or regulations applicable to the transactions, or to the marketing, sale or ownership of the timeshare estates.

When reference is made in this opinion letter to our “knowledge,” or a similar phrase, such reference means that during the course of our representation of MORI the attorneys of our firm who have devoted substantive attention to the subject transaction, namely William C. Guthrie, Daniel Bachrach, Richard M. Caron, Matthew E. Jassak and Jennifer Hayes, have no actual knowledge contrary to such statement; the firm has not undertaken any independent investigation; and further does not include constructive notice of matters or information located in the public records. We have assumed, without investigation, the authenticity of any documents and instruments submitted to us as originals, the conformity to the originals of any document or instrument submitted to us as a copy and the genuineness of all signatures of parties.

We are members of the Bar of the State of Florida and our opinions assume Florida law is the governing law. Our opinions as expressed herein solely relate to the laws of the State of Florida and the decisions of the state and federal courts with respect to such laws. This opinion letter does not address federal or foreign laws, rules or regulations applicable to the Mortgage, or the marketing, sale or ownership of the Timeshare Interests (including, without limitation, Federal Trade Commission rules, e.g., 16 CFR Part 433, that require, in certain instances, mandatory contractual provisions which preserve consumer defenses and limit rights of holders of consumer installment debt paper).

This opinion letter is expressed as of the date hereof and we undertake no obligation to inform you of any change in law or fact which may come to our attention after the date hereof which might impact the opinions herein set forth. Further, this opinion letter may not be delivered to or relied upon by any other person or entity other than subsequent purchasers of Notes (as defined in the Indenture) without our prior written consent.

October     , 2011

This opinion letter is furnished to you by us as counsel to the Mortgagor and is solely for the benefit of you and your successors, and is rendered solely in connection with the Credit Agreement, and no other person or entity is entitled to rely hereon. No opinion is implied or may be inferred beyond the matters expressly stated herein.

Very truly yours,

Foley & Lardner LLP

EXHIBIT H-1

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

Pursuant to the provisions of Section 2.14 of the Second Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF LENDER]

By:
Name:
Title:

Date:             , 20

EXHIBIT H-2

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

Pursuant to the provisions of Section 2.14 of the Second Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Second Amended and Restated Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF LENDER]

By:
Name:
Title:

Date:             , 20

EXHIBIT H-3

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

Pursuant to the provisions of Section 2.14 of the Second Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:             , 20

EXHIBIT H-4

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

Pursuant to the provisions of Section 2.14 of the Second Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:             , 20

EXHIBIT J-1

FORM OF

INCREASED FACILITY ACTIVATION NOTICE

To:	JPMorgan Chase Bank, N.A., as Administrative Agent
under the Second Amended and Restated Credit Agreement referred to below

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

This notice is an Increased Facility Activation Notice referred to in Section 2.19(a) of the Second Amended and Restated Credit Agreement, and the Borrower and each of the Lenders party to this Increased Facility Activation Notice notify the Administrative Agent of the following pursuant to Section 2.19(a) of the Second Amended and Restated Credit Agreement:

1.	Each Lender party hereto agrees to make an increased or new commitment, as the case may be, as set forth opposite such Lender’s name on the signature pages hereof and subject to the terms and conditions of the Second Amended and Restated Credit Agreement.

2.	The Increased Facility Closing Date is .

3.	The aggregate principal amount of incremental Commitments contemplated hereby is $ .

The agreement of each Lender party hereto to make the Incremental Term Loans is subject to the satisfaction, prior to or concurrently with the making of such commitment or extension of credit on the Increased Facility Closing Date, of the following conditions precedent:

(a) The Administrative Agent shall have received this notice, executed and delivered by the Borrower and each Lender party hereto.

(b) (i) No Default or Event of Default shall exist on the Increased Facility Closing Date before and after giving effect to the incremental Commitments and the Loans (if any) to be made on the date hereof and (ii) all representations and warranties made by Borrower, MVWC or any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Increased Facility Closing Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title:

Incremental Term Loans Amount:

$	[NAME OF LENDER]

By:
Name:
Title:

$	[NAME OF LENDER]

By:
Name:
Title:

CONSENTED TO: JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT J-2

FORM OF

NEW LENDER SUPPLEMENT

SUPPLEMENT, dated as of                  , 201  , delivered pursuant to Section 2.19(b) of the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Second Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Second Amended and Restated Credit Agreement provides in Section 2.19(a) thereof that any bank, financial institution or other entity may become a party to the Second Amended and Restated Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Second Amended and Restated Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned now desires to become a party to the Second Amended and Restated Credit Agreement;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1. The undersigned agrees to be bound by the provisions of the Second Amended and Restated Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), become a Lender for all purposes of the Second Amended and Restated Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $        .

2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Second Amended and Restated Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Sections 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Second Amended and Restated Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Second Amended and Restated Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Second

Amended and Restated Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Second Amended and Restated Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.14(f) of the Second Amended and Restated Credit Agreement.

3. The undersigned’s address for notices for the purposes of the Second Amended and Restated Credit Agreement is as follows:

(Address)

(Attention)

(Telecopy)

(Telephone)

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[NEW LENDER]

By:
Name:
Title:

MARRIOTT OWNERSHIP RESORTS, INC., as Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT K

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, N.A., having a place of business at 1111 Fannin Street, Floor 10 Houston, Texas 77002, as Administrative Agent (and in no personal or other representative capacity) under the Amended and Restated Credit Agreement, dated as of November 30, 2012, by and among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the lenders party thereto, Bank of America, N.A. and Deutsche Bank AG New York Branch as co-documentation agents and co-syndication agents and Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) and that certain Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing (Secures Future Advances) dated as of             , 2012 made by Borrower in favor of Administrative Agent as Mortgagee (“Mortgage”), all relating solely to Mortgagor’s beneficial interests constituting timeshare estates and described herein as “Timeshare Interests” in the MVC Trust (the “MVC Trust”) which trust was created pursuant to and further described in that certain MVC Trust Agreement (the “MVC Trust Agreement”) dated March 11, 2010, executed by and among First American Trust FSB, a federal savings bank solely as Trustee of Land Trust No. 1082-0300-00 (the “MVC Trustee”), Borrower and MVC Trust Owners Association, Inc., a Florida corporation not-for-profit (the “Association”); capitalized terms not defined herein have the definitions assigned to such terms in the Agreement and the Mortgage, as applicable), hereby appoints Marriott Ownership Resorts, Inc., a Delaware corporation, in its capacity as Mortgagor under the Mortgage, as a true and lawful Special Attorney-in-Fact, in the Administrative Agent’s name, place and stead and for the Administrative Agent’s benefit, but only in its capacity as Administrative Agent as aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time (beneficially or in title, whether the Administrative Agent is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Administrative Agent (directly or through custodians or nominees), or in respect of which the Administrative Agent has a security interest or other lien, all as provided under the applicable Mortgage and only to the extent the Administrative Agent has an interest therein under the Agreement, and in respect of which the Administrative Agent is acting as servicer pursuant to the Agreement (the “Mortgage Documents”).

This appointment shall apply to the following transactions under the Agreement only:

The full or partial satisfaction/release of the Mortgage or full reconveyance (each a “Release”) with respect to any Timeshare Interests secured thereby upon receipt or deposit of the release amount identified in the Agreement or any exhibit referred to or incorporated therein, into a trust or restricted account for the benefit of Administrative Agent or its designee established in accordance with the terms of the Agreement, the Mortgage, or any exhibit or schedule incorporated therein.

The Administrative Agent gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, including but not limited to, the delivery of a written notice to Administrative Agent prior to or contemporaneously with a Release containing the same or comparable information that would be set forth in any written request for Release provided for in the Agreement or any exhibit referred to or incorporated therein, and such written notice shall be in lieu of any written request for Release, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

In connection with the exercise of this Limited Power of Attorney, any party receiving instructions from the Special Attorney-in-Fact may rely on a statement from Special Attorney-in-Fact that all conditions for exercise of this Special Power of Attorney have been satisfied.

This Limited Power of Attorney may be revoked or suspended at any time by the Administrative Agent by notice to the Borrower given pursuant to the Agreement upon the occurrence of, or at any time during the continuance of, an Event of Default under the Agreement (provided that this Limited Power of Attorney shall automatically be revoked upon all amounts owing under the Agreement becoming due in accordance with Section 8 of the Agreement without any action or notice hereunder). In the event that the Limited Power of Attorney is suspended, the Limited Power of Attorney shall remain suspended until further written notice of the reinstatement of the Limited Power of Attorney of the Special Attorney in Fact.

In the event of any conflict or ambiguity between this Limited Power of Attorney and the Mortgage or the Agreement, the terms of this Limited Power of Attorney shall prevail during the term of the Limited Power of Attorney.

IN WITNESS WHEREOF, the Administrative Agent has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this     day of             , 2012.

JPMorgan Chase Bank, N.A, as Administrative Agent

By:
Name:
Title:

WITNESS:	WITNESS:

Name:	Name:
Title:	Title:

[INSERT NOTARIAL ACKNOWLEDGEMENT]

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, N.A., having a place of business at 1111 Fannin Street, Floor 10 Houston, Texas 77002, as Administrative Agent (and in no personal or other representative capacity) under the Amended and Restated Credit Agreement, dated as of              2012, by and among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the lenders party thereto, Bank of America, N.A. and Deutsche Bank AG New York Branch as co-documentation agents and co-syndication agents and Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) and that certain Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing (Secures Future Advances) dated as of             , 2012 made by Borrower in favor of Administrative Agent as Mortgagee (“Mortgage”), all relating solely to Mortgagor’s interests constituting timeshare estates and described in the Mortgage as “Real Estate”; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement and the Mortgage, as applicable), hereby appoints Marriott Ownership Resorts, Inc., a Delaware corporation, in its capacity as Mortgagor under the Mortgage, as a true and lawful Special Attorney-in-Fact, in the Administrative Agent’s name, place and stead and for the Administrative Agent’s benefit, but only in its capacity as Administrative Agent as aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time (beneficially or in title, whether the Administrative Agent is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Administrative Agent (directly or through custodians or nominees), or in respect of which the Administrative Agent has a security interest or other lien, all as provided under the applicable Mortgage and only to the extent the Administrative Agent has an interest therein under the Agreement, and in respect of which the Administrative Agent is acting as servicer pursuant to the Agreement (the “Mortgage Documents”).

This appointment shall apply to the following transactions under the Agreement only:

The full or partial satisfaction/release of the Mortgage or full reconveyance (each, a “Release”) with respect to any Time Share Interests secured thereby upon written notice and confirmation by Attorney-In-Fact to the Administrative Agent that as of the effective date of such Release, the Time Share Interests secured thereby or any time share interests, trust beneficiary interests or other interests derived therefrom are subject to a new or existing mortgage pursuant to the terms and conditions of the Agreement.

The Administrative Agent gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, including but not limited to, the delivery of a written notice to the Administrative Agent prior to or contemporaneously with a Release containing the same or comparable information that would be set forth in any written request for Release provided for in the Agreement or any exhibit referred to or incorporated therein, and such written notice shall be in lieu of any written request for Release, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

In connection with the exercise of this Limited Power of Attorney, any party receiving instructions from the Special Attorney-in-Fact may rely on a statement from Special Attorney-in-Fact that all conditions for exercise of this Special Power of Attorney have been satisfied.

This Limited Power of Attorney may be revoked or suspended at any time by the Administrative Agent by notice to the Borrower given pursuant to the Agreement upon the occurrence of, or at any time during the continuance of, an Event of Default under the Agreement (provided that this Limited Power of Attorney shall automatically be revoked upon all amounts owing under the Agreement becoming due in accordance with Section 8 of the Agreement without any action or notice hereunder). In the event that the Limited Power of Attorney is suspended, the Limited Power of Attorney shall remain suspended until further written notice of the reinstatement of the Limited Power of Attorney of the Special Attorney in Fact.

In the event of any conflict or ambiguity between this Limited Power of Attorney and the Mortgage or the Agreement, the terms of this Limited Power of Attorney shall prevail during the term of the Limited Power of Attorney.

IN WITNESS WHEREOF, the Administrative Agent has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this     day of             , 2012.

JPMorgan Chase Bank, N.A, as Administrative Agent

By:
Name:
Title:

WITNESS:	WITNESS:

Name:	Name:
Title:	Title:

[INSERT NOTARIAL ACKNOWLEDGEMENT]

EXHIBIT L

[Date]

JPMorgan Chase Bank, N.A., as Administrative Agent

Loan and Agency Services Group

1111 Fannin Street, Floor 10

Houston, Texas 77002

Attn:

Re:	Marriott Vacations Worldwide Corporation

Dear Lender:

Marriott International, Inc. and Marriott Worldwide Corporation (collectively, “Licensor”) have entered into a License, Services and Development Agreement (the “License Agreement”) dated «exe_date» with Marriott Vacations Worldwide Corporation (“Licensee”). The License Agreement permits Licensee to operate the Licensed Business (as defined in the License Agreement). As of this date, (i) the License Agreement is in full force and effect, (ii) Licensor has issued no notice pursuant to which the License Agreement or any Project, Sales Facility or Member Service Center is currently, or with the giving of such notice or the passage of time or both would be, in default under Section 18 thereof and (iii) Licensor is not aware of any fact or circumstance that would permit the Licensor to issue a notice referred to in clause (ii) above (the “No-Defaults Representation”). Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the License Agreement.

Reference is made to the Credit Agreement, dated as of October 19, 2011 (as the same may from time to time be amended, supplemented or otherwise modified and including any extension or refinancing thereof (regardless of amount) or successor facility, the “Credit Agreement”), among Licensee, Marriott Ownership Resorts, Inc. as borrower (“Borrower”), the institutions that from time to time are parties thereto as lenders and their successors and assigns (in such capacity, “Lenders’”) and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”). It is a condition of the Lenders’ obligation to extend credit to the Borrower and its affiliates (collectively, “Loan Parties”) pursuant to the Credit Agreement that Licensor enter into this comfort letter.

In consideration of the forgoing the undersigned agree as follows:

1.	Consent to Grant of Security Interest. Notwithstanding anything to the contrary contained in the License Agreement, Licensor hereby consents to the grant by the Loan Parties of a security interest in all right, title and interest of such Loan Party in, to and under the License Agreement to secure its obligations (present and future) under the Credit Agreement. It is agreed that, as between Licensor and the Lenders, the exercise of the rights and remedies of the Lenders as secured parties with respect to the License Agreement shall be subject to the provisions of this Comfort Letter, notwithstanding anything to the contrary contained in the relevant security agreements or the uniform commercial code.

2.

Licensee Default. Licensor will copy Administrative Agent on any notice of breach that identifies itself as a notice of breach, default, suspension, termination issued to Licensee under, or any exercise by Licensor of any other remedy under Section 18 of, the License Agreement. Administrative Agent shall have the right, but not the obligation, upon notice to Licensor, to cure any of the foregoing on behalf of Licensee during the time period for cure established in the default notice (provided that the commencement date for purposes of calculating any such cure period shall be the date on which the Administrative Agent receives the relevant notice from the Licensor). Licensor shall extend Administrative Agent’s right to cure for such reasonable period of time beyond the above cure period if: (i) the default is not a material default related to health or safety; (ii) the default is susceptible to cure; (iii) Administrative Agent notifies Licensor of Administrative Agent’s intention to cure the default as soon as reasonably practicable, but by no later than two (2) days prior to expiration of the cure period established in the default notice; (iv) all royalties, fees, charges, and other amounts due to Licensor or any of its affiliates under the License Agreement are kept current (other than those that are the subject of any good faith dispute); and (v) cure of the default is diligently pursued. The foregoing procedures shall apply separately each purported breach or default of the License Agreement.

3.	Lender Control.

A. If the Lenders acquire control (whether directly or indirectly) of assets that are used in the operation of the Licensed Business (or any portion thereof) (such assets, “Collateral”) through foreclosure, a deed in lieu of foreclosure or otherwise as a consequence of having a security interest therein, and Lenders desire to continue to use the Collateral to operate the Licensed Business, the Licensor agrees that the Administrative Agent, on behalf of the Lenders, shall have the option to elect to do either of the following in subsections (i) and (ii) below, subject, in either case, to Paragraph 3.C, and Licensee’s compliance with Paragraph 3.B:

(i)	enter into a management agreement for Licensee and/or its Affiliates to manage the Licensed Business and operate the Projects, Sales Facilities and Member Service Centers on Lender’s behalf on terms requiring compliance with the License Agreement and any other relevant agreements with Licensor; or

(ii)	request Licensor to approve substitute qualified management for the Licensed Business pursuant to Paragraph 5 and to enter into a management agreement for such substitute qualified management company to manage the Licensed Business and operate the Projects, Sales Facilities and Member Service Centers on Lenders’ behalf on terms requiring compliance with the License Agreement and any other relevant agreements with Licensor, and in case of either (i) or (ii).

B. Licensor’s obligations under Paragraph 3.A. are subject to receipt by Licensor of the following:

(i)	as soon as practicable but in no event later than ninety (90) days after Lenders’ acquisition of control of the Collateral, notice from the Administrative Agent of the Lenders’ election pursuant to Paragraph 3.A.

(ii)	as soon as practicable but in no event later than ninety (90) days after Lender’s acquisition of control of the Collateral, provide executed copies of the documents required in Paragraph 3.A or a License Agreement, executed by the Licensee, its Affiliate or an approved management company under Paragraph 5 of this Comfort Letter, as applicable. Such new License Agreement shall be for a term equal to Licensee’s then remaining term and shall be substantially identical to the License Agreement subject to any normal changes in the business. Any material quality, service or other deficiency in Licensee’s prior performance of obligations under the License Agreement for which Licensor has previously notified Licensee, however, shall be required to be cured, subject to the provisions of Section 2 herein.

(iii)

evidence, reasonably satisfactory to Licensor, that any party with whom Licensor enters into a management agreement or License Agreement pursuant to Paragraph 3.A and any of its Affiliates is not any of the following (collectively, an “Ineligible Person”): (i) a Competing Entity or an Affiliate

of a Competing Entity (as defined in the License Agreement); (ii) a Specially Designated National or Blocked Person (as defined in the License Agreement); or (iii) directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government or acting on behalf of a government of any country that is subject to such an embargo.

C. Notwithstanding anything in the License Agreement to the contrary, Licensor shall not be allowed to terminate the License Agreement solely as a consequence of the actions taken by the Lenders pursuant to Paragraph 3.A and shall continue to honor the License Agreement in its current form with Licensee, an Affiliate of Licensee or the above substitute qualified management company as its counterparty, as applicable, (unless and until a new License Agreement becomes effective pursuant to clause (ii) of Paragraph 3.B) and shall permit Licensee (with notice to Licensor) to assign the License Agreement to any of its Affiliates or such management company in connection therewith provided that any such assignment shall not constitute a novation and, in the reasonable judgment of the Licensor, the assignee shall be (or it obligations under the License Agreement shall be guaranteed by) an entity that is of equal or superior creditworthiness to the Licensee.

D. If Lenders acquire the Collateral (whether directly or indirectly) through foreclosure, deed in lieu thereof, or otherwise as a consequence of having a security interest therein, and Lenders no longer desire that the Destination Club Business and Whole Ownership Residential Business be operated under the Proprietary Marks and the System as a Licensed Business, the Administrative Agent agrees to notify Licensor within ninety (90) days of Lenders’ acquisition of same, to cooperate with Licensor to cease using the Proprietary Marks and the System in connection with the Destination Club Business and Whole Ownership Residential Business, and to promptly comply with Paragraph 12 hereof.

4.	Receivership. If a receiver is appointed for the Collateral during a foreclosure proceeding, Lenders shall have the right to have the Licensed Business operated by Licensee or a management company approved by Licensor pursuant to Paragraph 5 if, with respect to the Licensed Business: (i) Licensor and the Administrative Agent have reached agreement concerning the cure of any deficiencies in Licensee’s prior performance obligations under the License Agreement, such agreement not to be unreasonably withheld or delayed by either party, and (ii) the order of the court appointing the receiver specifically authorizes either (A) Licensee to retain possession and control of the Collateral and the Licensed Business and to continue to operate the Licensed Business under the License Agreement, subject to oversight by such receiver or (B) Lender (or an entity controlled by the Lenders) or the receiver to enter into a new License Agreement and management agreement as contemplated under Section 3 above as if Lenders had acquired the Collateral; and in each case under this clause (ii), such order further requires the Licensed Business and the Projects, Sales Facilities and Member Service Centers to be operated in accordance with state, local and federal laws.

5.	Substitute Manager. Lenders’ right to propose a substitute manager for the Licensed Business under this comfort letter shall be on the terms and conditions of this Paragraph 5. Lender may propose a substitute manager for consideration by Licensor and shall provide such information related to such proposed substitute manager as Licensor may reasonably request. Licensor will approve any management company to operate the Licensed Business that, in Licensor’s reasonable commercial judgment, is experienced and qualified in operating a Destination Club Business and Whole Ownership Residential Business at a level consistent with the brand image and quality level and is otherwise able to adhere fully to the obligations and requirements of the License Agreement. Notwithstanding anything to the contrary in this comfort letter, if the Licensed Business is operated by a management company not approved by Licensor, Licensor shall have the right immediately upon notice and without further action to terminate the License Agreement, this comfort letter and the relationship of the Destination Club Business and Whole Ownership Residential Business contemplated under the License Agreement with the Proprietary Marks and the System.

6.	Notification of Licensor. The Administrative Agent shall give Licensor prior notice of any action to: (i) commence foreclosure proceedings regarding the Collateral, the Licensed Business or the Projects, Sales Facilities and Member Service Centers or to have a receiver appointed for the any of the foregoing; or (ii) accept a deed for the Collateral in lieu of foreclosure. Such notice will identify the court in which any such action referred to in subsection (i) is to be filed. Licensor agrees that any such notice shall be treated as confidential information by Licensor and shall be used solely to protect its rights and interests in the License Agreement and, in any event, will not be disclosed to Licensee.

7.	Restrictions on Transfers of License Agreement and Comfort Letter.

A. Licensee represents, warrants and covenants to Licensor that Licensee has not and will not collaterally assign, pledge, grant a security interest, or otherwise transfer any interest in the License Agreement except as expressly permitted hereunder.

B. Notwithstanding anything to the contrary contained in the License Agreement, Licensor agrees as follows:

(i) The License Agreement may be assumed by a trustee or by Licensee as debtor in possession in a bankruptcy proceeding; provided that Licensee agrees to cure or cause the cure of all defaults under the License Agreement that existed as of the commencement of such proceeding and agrees to assume all of the obligations under the License Agreement.

(ii) Administrative Agent on behalf of Lenders may assign, upon notice to Licensor, the rights of Lenders under this comfort letter to any entity that in the reasonable commercial judgment of Licensor is creditworthy to run the Licensed Business (other than an Ineligible Person) that succeeds to the rights of Lenders under the Credit Agreement or, if Lenders have acquired direct or indirect control of the Collateral, at such time or at any time thereafter to any such entity that is a purchaser, directly or indirectly, of such Collateral (or Lenders’ interests therein). The provisions of this Paragraph 7.B(ii) shall survive the termination of this comfort letter.

C. Except as expressly permitted hereby this comfort letter is not assignable without the consent of Licensor.

8.	Transition of Control of the Licensed Business. The Administrative Agent, Licensor and Licensee shall cooperate so that any change in control of the Licensed Business pursuant to this comfort letter shall be conducted efficiently without inconvenience to the guests and employees of the Licensed Business and in accordance with applicable law, including, but not limited to, the WARN Act (29 U.S.C. §§ 2101et seq.).

9.

No Claims. Licensor may discuss with Administrative Agent or its designee the status of the Licensed Business, the License Agreement, or the terms of any agreement contemplated by this comfort letter or any of the matters to which Administrative Agent is entitled to notice. Licensee hereby agrees that Licensor and its respective owners, affiliates, agents, employees, officers, directors, successors, assigns and representatives (“Related Persons”) shall not be liable to any person for taking any action, failing to take any action or providing any information required or contemplated by this comfort letter (“Comfort Letter Acts”) and Licensee, on behalf of itself and its Related Persons, hereby releases Licensor’s Related Persons of and from any and all actions, causes of action, suits, claims, demands, contingencies, debts, accounts and judgments whatsoever, at law or in equity, for any Comfort Letter Acts. Licensor hereby agrees that Lenders and their Related Persons shall not be liable to any person for Comfort Letter Acts, or for omitting to take any Comfort Letter Act. Licensor, on behalf of itself and its Related Persons, hereby releases Lenders and their Related Persons of and from any and all actions, causes of action, suits, claims, demands, contingencies, debts, accounts and judgments whatsoever, at law or in equity, for any Comfort Letter Acts.

10.	Notices. All notices required under this comfort letter shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received and addressed as set forth below or to such other address as may be hereafter notified by the respective parties hereto:

If to Administrative Agent, to:

«lender_street»

If to Licensor, to:

Marriott International, Inc. and Marriott Worldwide Corporation

10400 Fernwood Road

[Department 52/923]

Bethesda, Maryland 20817

Attention: [Franchise Attorney].

11.	No Representations or Warranties. In no event shall this comfort letter or any other circumstances surrounding the provision of financing by Lenders be construed to constitute: (i) any representation by Licensor that it endorses, approves, recommends or otherwise concurs in the financing; (ii) any guarantee or assurance by Licensor that Licensee or any other Loan Party will be able to repay the obligations under the Credit Agreement in accordance with their terms; (iii) any endorsement, approval, recommendation or concurrence in any financial projections submitted to Lenders in connection with the Credit Agreement; or (iv) any endorsement, approval or recommendation of Licensee’s character or reputation. Because the No-Defaults Representation only covers the status of the License Agreement as of the date of this comfort letter, a Lender shall not rely on its belief, whether or not correct, that Licensor has not given any notice under this comfort letter when Lender is making any decision or representation or warranty in connection with any material modification, securitization, or sale of the obligations under the Credit Agreement. Licensor agrees that upon the written request of the Administrative Agent, Licensor will represent to Lenders whether, as of the date of such request, the No-Defaults Representation is true.

12.	Possession of the Licensed Business. If Lenders control (whether directly or indirectly) the Licensed Business or any of the Projects, Sales Facilities and Member Service Centers after termination of the License Agreement (other than as contemplated Paragraph 3 above), Administrative Agent shall, upon Licensor’s request, promptly comply with the requirements of Article 19 of the License Agreement with respect to de-identifying the Projects, Sales Facilities and Member Service Centers as part of the Licensed Business. Lenders’ obligations under this Paragraph 12 shall survive termination of this comfort letter, and nothing in the comfort letter shall limit Licensor’s rights, if any, to seek legal redress for any unauthorized use of Licensor’s trademarks, service marks, or systems.

13.	Termination. This comfort letter shall terminate and the Administrative Agent and the Lenders shall have no rights or obligations hereunder (except in respect of provisions that are expressly stated to survive such termination) if the License Agreement has expired or terminated, unless such occurrence is the result of the timely exercise of Lenders’ rights pursuant to Paragraphs 3, 4 or 5 of this comfort letter, in which case this comfort letter shall terminate upon the exercise or expiration of such rights, which in any event shall expire no more than forty-five (45) days after the expiration or termination of the License Agreement.

14.	Effectiveness. Licensor shall have no obligations hereunder unless Lender and Licensee have evidenced their agreement with the provisions herein by the execution of a copy of this comfort letter, which may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one and the same comfort letter. Notwithstanding the requirements of Section 24.4 of the License Agreement, delivery of an executed signature page to this comfort letter by facsimile transmission shall be effective as delivery of a manually signed counterpart of this comfort letter. None of the terms or provisions of this comfort letter may be waived, amended, supplemented or otherwise modified except by a writing signed by Administrative Agent and Licensor shall also require the written consent of Licensee. To the extent any of the provisions of this comfort letter are inconsistent with those of the License Agreement, this comfort letter shall be deemed an amendment thereto, pursuant to Section 24.4 thereof.

15.	Authority of Administrative Agent. Licensor acknowledges that the rights and responsibilities of Administrative Agent under this comfort letter with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this comfort letter shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and Licensor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and Licensor shall not be under any obligation to, nor be entitled to, make any inquiry respecting such authority. References to Lenders herein shall be deemed to include any entity (other than an Ineligible Person) to whom Lenders have delegated or assigned any rights, responsibilities or obligations under this comfort letter.

16.	Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COMFORT LETTER AND FOR ANY COUNTERCLAIM THEREIN.

17.

Jurisdiction. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this comfort letter, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Paragraph 10; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Paragraph 18 any special, exemplary, punitive or consequential damages.

Very truly yours,

MARRIOTT INTERNATIONAL, INC.

By:
Name:
Title:

MARRIOTT WORLDWIDE CORPORATION

By:
Name:
Title:

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:
Name:
Title:

«Lender_Name»

By:
Its:

cc:

EXHIBIT M

[Date]

JPMorgan Chase Bank, N.A., as Administrative Agent

Loan and Agency Services Group

1111 Fannin Street, Floor 10

Houston, Texas 77002

Attn:

Re:	Marriott Vacations Worldwide Corporation

Dear Lender:

The Ritz-Carlton Hotel Company, L.L.C. (“Licensor”) has entered into a License, Services and Development Agreement (the “License Agreement”) dated [                    ] with Marriott Vacations Worldwide Corporation (“Licensee”). The License Agreement permits Licensee to operate the MVW Ritz-Carlton Business (as defined in the License Agreement). As of this date, (i) the License Agreement is in full force and effect, (ii) Licensor has issued no notice pursuant to which the License Agreement or any Project, Sales Facility or Member Service Center is currently, or with the giving of such notice or the passage of time or both would be, in default under Section 18 thereof and (iii) Licensor is not aware of any fact or circumstance that would permit the Licensor to issue a notice referred to in clause (ii) above (the “No-Defaults Representation”). Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the License Agreement.

Reference is made to the Credit Agreement, dated as of October 19, 2011 (as the same may from time to time be amended, supplemented or otherwise modified and including any extension or refinancing thereof (regardless of amount) or successor facility, the “Credit Agreement”), among Licensee, Marriott Ownership Resorts, Inc. as borrower (“Borrower”), the institutions that from time to time are parties thereto as lenders and their successors and assigns (in such capacity, “Lenders’”) and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”). It is a condition of the Lenders’ obligation to extend credit to the Borrower and its affiliates (collectively, “Loan Parties”) pursuant to the Credit Agreement that Licensor enter into this comfort letter.

In consideration of the forgoing the undersigned agree as follows:

1.	Consent to Grant of Security Interest. Notwithstanding anything to the contrary contained in the License Agreement, Licensor hereby consents to the grant by the Loan Parties of a security interest in all right, title and interest of such Loan Party in, to and under the License Agreement to secure its obligations (present and future) under the Credit Agreement. It is agreed that, as between Licensor and the Lenders, the exercise of the rights and remedies of the Lenders as secured parties with respect to the License Agreement shall be subject to the provisions of this Comfort Letter, notwithstanding anything to the contrary contained in the relevant security agreements or the uniform commercial code.

2.

Licensee Default. Licensor will copy Administrative Agent on any notice of breach that identifies itself as a notice of breach, default, suspension, termination issued to Licensee under, or any exercise by Licensor of any other remedy under Section 18 of, the License Agreement. Administrative Agent shall have the right, but not the obligation, upon notice to Licensor, to cure any of the foregoing on behalf of Licensee during the time period for cure established in the default notice (provided that the commencement date for purposes of calculating any such cure period shall be the date on which the Administrative Agent receives the relevant notice from the Licensor). Licensor shall extend Administrative Agent’s right to cure for such reasonable period of time beyond the above cure period if: (i) the default is not a material default related to health or safety; (ii) the default is susceptible to cure; (iii) Administrative Agent notifies Licensor of Administrative Agent’s intention to cure the default as soon as reasonably practicable, but by no later than two (2) days prior to expiration of the cure period established in the default notice; (iv) all royalties, fees, charges, and other amounts due to Licensor or any of its affiliates under the License Agreement are kept current (other than those that are the subject of any good faith dispute); and (v) cure of the default is diligently pursued. The foregoing procedures shall apply separately each purported breach or default of the License Agreement.

3.	Lender Control.

A. If the Lenders acquire control (whether directly or indirectly) of assets that are used in the operation of the MVW Ritz-Carlton Business (or any portion thereof) (such assets, “Collateral”) through foreclosure, a deed in lieu of foreclosure or otherwise as a consequence of having a security interest therein, and Lenders desire to continue to use the Collateral to operate the MVW Ritz-Carlton Business, the Licensor agrees that the Administrative Agent, on behalf of the Lenders, shall have the option to elect to do either of the following in subsections (i) and (ii) below, subject, in either case, to Paragraph 3.C, and Licensee’s compliance with Paragraph 3.B:

(i)	enter into a management agreement for Licensee and/or its Affiliates to manage the MVW Ritz-Carlton Business and operate the Projects, Sales Facilities and Member Service Centers on Lender’s behalf on terms requiring compliance with the License Agreement and any other relevant agreements with Licensor; or

(ii)	request Licensor to approve substitute qualified management for the MVW Ritz-Carlton Business pursuant to Paragraph 5 and to enter into a management agreement for such substitute qualified management company to manage the MVW Ritz-Carlton Business and operate the Projects, Sales Facilities and Member Service Centers on Lenders’ behalf on terms requiring compliance with the License Agreement and any other relevant agreements with Licensor, and in case of either (i) or (ii).

B. Licensor’s obligations under Paragraph 3.A. are subject to receipt by Licensor of the following:

(i)	as soon as practicable but in no event later than ninety (90) days after Lenders’ acquisition of control of the Collateral, notice from the Administrative Agent of the Lenders’ election pursuant to Paragraph 3.A.

(ii)	as soon as practicable but in no event later than ninety (90) days after Lenders’ acquisition of control of the Collateral, provide executed copies of the documents required in Paragraph 3.A or a License Agreement, executed by the Licensee, its Affiliate or an approved management company under Paragraph 5 of this Comfort Letter, as applicable. Such new License Agreement shall be for a term equal to Licensee’s then remaining term and shall be substantially identical to the License Agreement subject to any normal changes in the business. Any material quality, service or other deficiency in Licensee’s prior performance of obligations under the License Agreement for which Licensor has previously notified Licensee, however, shall be required to be cured, subject to the provisions of Section 2 herein.

(iii)

evidence, reasonably satisfactory to Licensor, that any party with whom Licensor enters into a management agreement or License Agreement pursuant to Paragraph 3.A and any of its Affiliates is not any of the following (collectively, an “Ineligible Person”): (i) a Lodging Competitor or an Affiliate of a Lodging Competitor (as defined in the License Agreement); (ii) a Specially Designated National or Blocked Person (as defined in the License Agreement); or (iii) directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government or acting on behalf of a government of any country that is subject to such an embargo.

C. Notwithstanding anything in the License Agreement to the contrary, Licensor shall not be allowed to terminate the License Agreement solely as a consequence of the actions taken by the Lenders pursuant to Paragraph 3.A and shall continue to honor the License Agreement in its current form with Licensee, an Affiliate of Licensee or the above substitute qualified management company as its counterparty, as applicable, (unless and until a new License Agreement becomes effective pursuant to clause (ii) of Paragraph 3.B) and shall permit Licensee (with notice to Licensor) to assign the License Agreement to any of its Affiliates or such management company in connection therewith provided that any such assignment shall not constitute a novation and, in the reasonable judgment of the Licensor, the assignee shall be (or it obligations under the License Agreement shall be guaranteed by) an entity that is of equal or superior creditworthiness to the Licensee.

D. If Lenders acquire the Collateral (whether directly or indirectly) through foreclosure, deed in lieu thereof, or otherwise as a consequence of having a security interest therein, and Lenders no longer desire that the Destination Club Business and Whole Ownership Residential Business be operated under the Proprietary Marks and the System as the MVW Ritz-Carlton Business, the Administrative Agent agrees to notify Licensor within ninety (90) days of Lenders’ acquisition of same, to cooperate with Licensor to cease using the Proprietary Marks and the System in connection with the Destination Club Business and Whole Ownership Residential Business, and to promptly comply with Paragraph 12 hereof.

4.	Receivership. If a receiver is appointed for the Collateral during a foreclosure proceeding, Lenders shall have the right to have the MVW Ritz-Carlton Business operated by Licensee or a management company approved by Licensor pursuant to Paragraph 5 if, with respect to the MVW Ritz-Carlton Business: (i) Licensor and the Administrative Agent have reached agreement concerning the cure of any deficiencies in Licensee’s prior performance obligations under the License Agreement, such agreement not to be unreasonably withheld or delayed by either party, and (ii) the order of the court appointing the receiver specifically authorizes either (A) Licensee to retain possession and control of the Collateral and the MVW Ritz-Carlton Business and to continue to operate the MVW Ritz-Carlton Business under the License Agreement, subject to oversight by such receiver or (B) Lender (or an entity controlled by the Lenders) or the receiver to enter into a new License Agreement and management agreement as contemplated under Section 3 above as if Lenders had acquired the Collateral; and in each case under this clause (ii), such order further requires the MVW Ritz-Carlton Business and the Projects, Sales Facilities and Member Service Centers to be operated in accordance with state, local and federal laws.

5.	Substitute Manager. Lenders’ right to propose a substitute manager for the MVW Ritz-Carlton Business under this comfort letter shall be on the terms and conditions of this Paragraph 5. Lender may propose a substitute manager for consideration by Licensor and shall provide such information related to such proposed substitute manager as Licensor may reasonably request. Licensor will approve any management company to operate the MVW Ritz-Carlton Business that, in Licensor’s reasonable commercial judgment, is experienced and qualified in operating a Destination Club Business and Whole Ownership Residential Business at a level consistent with the brand image and quality level and is otherwise able to adhere fully to the obligations and requirements of the License Agreement. Notwithstanding anything to the contrary in this comfort letter, if the MVW Ritz-Carlton Business is operated by a management company not approved by Licensor, Licensor shall have the right immediately upon notice and without further action to terminate the License Agreement, this comfort letter and the relationship of the Destination Club Business and Whole Ownership Residential Business contemplated under the License Agreement with the Proprietary Marks and the System.

6.	Notification of Licensor. The Administrative Agent shall give Licensor prior notice of any action to: (i) commence foreclosure proceedings regarding the Collateral, the MVW Ritz-Carlton Business or the Projects, Sales Facilities and Member Service Centers or to have a receiver appointed for the any of the foregoing; or (ii) accept a deed for the Collateral in lieu of foreclosure. Such notice will identify the court in which any such action referred to in subsection (i) is to be filed. Licensor agrees that any such notice shall be treated as confidential information by Licensor and shall be used solely to protect its rights and interests in the License Agreement and, in any event, will not be disclosed to Licensee.

7.	Restrictions on Transfers of License Agreement and Comfort Letter.

A. Licensee represents, warrants and covenants to Licensor that Licensee has not and will not collaterally assign, pledge, grant a security interest, or otherwise transfer any interest in the License Agreement except as expressly permitted hereunder.

B. Notwithstanding anything to the contrary contained in the License Agreement, Licensor agrees as follows:

(i) The License Agreement may be assumed by a trustee or by Licensee as debtor in possession in a bankruptcy proceeding; provided that Licensee agrees to cure or cause the cure of all defaults under the License Agreement that existed as of the commencement of such proceeding and agrees to assume all of the obligations under the License Agreement.

(ii) Administrative Agent on behalf of Lenders may assign, upon notice to Licensor, the rights of Lenders under this comfort letter to any entity that in the reasonable commercial judgment of Licensor is creditworthy to run the MVW Ritz-Carlton Business (other than an Ineligible Person) that succeeds to the rights of Lenders under the Credit Agreement or, if Lenders have acquired direct or indirect control of the Collateral, at such time or at any time thereafter to any such entity that is a purchaser, directly or indirectly, of such Collateral (or Lenders’ interests therein). The provisions of this Paragraph 7.B(ii) shall survive the termination of this comfort letter.

C. Except as expressly permitted hereby this comfort letter is not assignable without the consent of Licensor.

8.	Transition of Control of the MVW Ritz-Carlton Business. The Administrative Agent, Licensor and Licensee shall cooperate so that any change in control of the MVW Ritz-Carlton Business pursuant to this comfort letter shall be conducted efficiently without inconvenience to the guests and employees of the MVW Ritz-Carlton Business and in accordance with applicable law, including, but not limited to, the WARN Act (29 U.S.C. §§ 2101et seq.).

9.

No Claims. Licensor may discuss with Administrative Agent or its designee the status of the MVW Ritz-Carlton Business, the License Agreement, or the terms of any agreement contemplated by this comfort letter or any of the matters to which Administrative Agent is entitled to notice. Licensee hereby agrees that Licensor and its respective owners, affiliates, agents, employees, officers, directors, successors, assigns and representatives (“Related Persons”) shall not be liable to any person for taking any action, failing to take any action or providing any information required or contemplated by this comfort letter (“Comfort Letter Acts”) and

Licensee, on behalf of itself and its Related Persons, hereby releases Licensor’s Related Persons of and from any and all actions, causes of action, suits, claims, demands, contingencies, debts, accounts and judgments whatsoever, at law or in equity, for any Comfort Letter Acts. Licensor hereby agrees that Lenders and their Related Persons shall not be liable to any person for Comfort Letter Acts, or for omitting to take any Comfort Letter Act. Licensor, on behalf of itself and its Related Persons, hereby releases Lenders and their Related Persons of and from any and all actions, causes of action, suits, claims, demands, contingencies, debts, accounts and judgments whatsoever, at law or in equity, for any Comfort Letter Acts.

10.	Notices. All notices required under this comfort letter shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received and addressed as set forth below or to such other address as may be hereafter notified by the respective parties hereto:

If to Administrative Agent, to:

«lender_street»

If to Licensor, to:

The Ritz-Carlton Hotel Company, L.L.C.

4445 Willard Avenue, Suite 800

Chevy Chase, MD 20815

United States of America

Attention: [                    ]

Telephone: [                    ]

11.	No Representations or Warranties. In no event shall this comfort letter or any other circumstances surrounding the provision of financing by Lenders be construed to constitute: (i) any representation by Licensor that it endorses, approves, recommends or otherwise concurs in the financing; (ii) any guarantee or assurance by Licensor that Licensee or any other Loan Party will be able to repay the obligations under the Credit Agreement in accordance with their terms; (iii) any endorsement, approval, recommendation or concurrence in any financial projections submitted to Lenders in connection with the Credit Agreement; or (iv) any endorsement, approval or recommendation of Licensee’s character or reputation. Because the No-Defaults Representation only covers the status of the License Agreement as of the date of this comfort letter, a Lender shall not rely on its belief, whether or not correct, that Licensor has not given any notice under this comfort letter when Lender is making any decision or representation or warranty in connection with any material modification, securitization, or sale of the obligations under the Credit Agreement. Licensor agrees that upon the written request of the Administrative Agent, Licensor will represent to Lenders whether, as of the date of such request, the No-Defaults Representation is true.

12.	Possession of the MVW Ritz-Carlton Business. If Lenders control (whether directly or indirectly) the MVW Ritz-Carlton Business or any of the Projects, Sales Facilities and Member Service Centers after termination of the License Agreement (other than as contemplated Paragraph 3 above), Administrative Agent shall, upon Licensor’s request, promptly comply with the requirements of Article 19 of the License Agreement with respect to de-identifying the Projects, Sales Facilities and Member Service Centers as part of the MVW Ritz-Carlton Business. Lenders’ obligations under this Paragraph 12 shall survive termination of this comfort letter, and nothing in the comfort letter shall limit Licensor’s rights, if any, to seek legal redress for any unauthorized use of Licensor’s trademarks, service marks, or systems.

13.	Termination. This comfort letter shall terminate and the Administrative Agent and the Lenders shall have no rights or obligations hereunder (except in respect of provisions that are expressly stated to survive such termination) if the License Agreement has expired or terminated, unless such occurrence is the result of the timely exercise of Lenders’ rights pursuant to Paragraphs 3, 4 or 5 of this comfort letter, in which case this comfort letter shall terminate upon the exercise or expiration of such rights, which in any event shall expire no more than forty-five (45) days after the expiration or termination of the License Agreement.

14.	Effectiveness. Licensor shall have no obligations hereunder unless Lender and Licensee have evidenced their agreement with the provisions herein by the execution of a copy of this comfort letter, which may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one and the same comfort letter. Notwithstanding the requirements of Section 24.4 of the License Agreement, delivery of an executed signature page to this comfort letter by facsimile transmission shall be effective as delivery of a manually signed counterpart of this comfort letter. None of the terms or provisions of this comfort letter may be waived, amended, supplemented or otherwise modified except by a writing signed by Administrative Agent and Licensor shall also require the written consent of Licensee. To the extent any of the provisions of this comfort letter are inconsistent with those of the License Agreement, this comfort letter shall be deemed an amendment thereto, pursuant to Section 24.4 thereof.

15.	Authority of Administrative Agent. Licensor acknowledges that the rights and responsibilities of Administrative Agent under this comfort letter with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this comfort letter shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and Licensor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and Licensor shall not be under any obligation to, nor be entitled to, make any inquiry respecting such authority. References to Lenders herein shall be deemed to include any entity (other than an Ineligible Person) to whom Lenders have delegated or assigned any rights, responsibilities or obligations under this comfort letter.

16.	Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COMFORT LETTER AND FOR ANY COUNTERCLAIM THEREIN.

17.

Jurisdiction. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this comfort letter, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Paragraph 10; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Paragraph 18 any special, exemplary, punitive or consequential damages.

Very truly yours,

THE RITZ-CARLTON HOTEL COMPANY, L.L.C.

By:
Name:
Title:

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:
Name:
Title:

«Lender_Name»

By:
Its:

cc:

EXHIBIT N

FORM OF NOTICE OF BORROWING

JPMORGAN CHASE BANK, N.A.

as Administrative Agent under the

Second Amended and Restated Credit Agreement referred to below

                 , 20

Attention:

Re:	Marriott Ownership Resorts, Inc.

Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders party thereto, the Documentation Agents and Syndication Agents named therein and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Second Amended and Restated Credit Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.2 of the Second Amended and Restated Credit Agreement of its request of a borrowing (the “Proposed Borrowing”) under the Second Amended and Restated Credit Agreement and, in that connection, sets forth the following information:

A. The date of the Proposed Borrowing is             ,          (the “Funding Date”).

B. The aggregate principal amount of the Proposed Borrowing of revolving loans is4 $        , of which $         consists of ABR Loans and $        consists of Eurodollar Loans having an initial Interest Period of      months [ and          months]5.

C. Location and number of Borrower’s account to which proceeds of the Proposed Borrowing are to be disbursed:

The Borrower hereby certifies that the following statements are true on the date hereof, both before and after giving effect to the Proposed Borrowing and any other Loan to be made or Letter of Credit to be issued on or before the Funding Date:

(i) the representations and warranties made by any Loan Party set forth in Section 4 of the Second Amended and Restated Credit Agreement and elsewhere in the Loan Documents

[4]	Must comply with minimum amounts in Second Amended and Restated Credit Agreement pursuant to Section 2.2.
[5]	For multiple Eurodollar Tranches

are true and correct in all material respects on and as of such Funding Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing after giving effect to the Proposed Borrowing.

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title:

Exhibit B

Second Amended and Restated Guarantee and Collateral Agreement

See attached.

EXECUTION VERSION

SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

made by

MARRIOTT VACATIONS WORLDWIDE CORPORATION,

MARRIOTT OWNERSHIP RESORTS, INC.

and certain of their Subsidiaries

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of September 10, 2014

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6.7	Registration Rights	20
6.8	Subordination	21
6.9	Deficiency	21

SECTION 7.	THE ADMINISTRATIVE AGENT	21
7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc	21
7.2	Duty of Administrative Agent	22
7.3	Execution of Financing Statements	23
7.4	Authority of Administrative Agent	23

SECTION 8.	MISCELLANEOUS	23
8.1	Amendments in Writing	23
8.2	Notices	23
8.3	No Waiver by Course of Conduct; Cumulative Remedies	22
8.4	Enforcement Expenses; Indemnification	24
8.5	Successors and Assigns	24
8.6	Set-Off	24
8.7	Counterparts	24
8.8	Severability	24
8.9	Section Headings	25
8.10	Integration	25
8.11	GOVERNING LAW	25
8.12	Submission To Jurisdiction; Waivers	25
8.13	Acknowledgements	25
8.14	Additional Grantors	26
8.15	Releases	26
8.16	WAIVER OF JURY TRIAL	26

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	[Reserved]
Schedule 6	Intellectual Property
Schedule 7	Contracts[1]

[1]	To include all Intercompany Agreements and management contracts with homeowners’ associations.

ii

SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of September 10, 2014, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MARRIOTT VACATIONS WORLDWIDE CORPORATION (“MVWC”), MARRIOTT OWNERSHIP RESORTS, INC. (the “Borrower”), the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Clearing Corporation, Commercial Tort Claims, Documents, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights, Securities, Security Entitlement and Supporting Obligations.

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(b) The following terms shall have the following meanings:

“Agreement”: this Second Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Clearing Corporation Security” means a security that is registered in the name of, or indorsed to, a Clearing Corporation or its nominee or is in the possession of the Clearing Corporation in bearer form or indorsed in blank by an appropriate Person.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Contracts”: each of the Intercompany Agreements and the contracts and agreements listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

“Control” means “control” as defined in Section 9-104, 9-105, 9-106 or 9-107 of the New York UCC, as applicable.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: all agreements, whether written or oral, (including, without limitation, those listed in Schedule 6), providing for the grant by or to any Grantor of any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Custodian”: Wells Fargo Bank, National Association, in its capacity as custodian under the Custody Agreement, or any successor in such capacity or otherwise party to a Custody Agreement. The term “Custodian” includes any agent or sub-custodian acting on behalf of the Custodian.

“Custody Agreement”: an agreement in form and substance reasonably satisfactory to the Administrative Agent with respect to custody arrangements involving Time Share Receivables.

“Deliver”, “Delivered” or “Delivery” (whether to the Administrative Agent or otherwise) means, with respect to any Collateral consisting of the following, that such Collateral is held, registered or covered by a recorded UCC-1 financing statement as described below:

(a) in the case of each Certificated Security (other than a U.S. Government Security or Clearing Corporation Security), that such Certificated Security is in the possession of the Administrative Agent and registered in the name of the Administrative Agent (or its nominee) or indorsed to the Administrative Agent or in blank;

(b) in the case of each Instrument, that such Instrument is in the possession of the Administrative Agent indorsed to the Administrative Agent or in blank or, in the case of a Time Share Receivable that is evidenced by an Instrument, that such Instrument is in the possession of the Custodian indorsed to the Custodian or in blank;

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(c) in the case of any Deposit Account or Securities Account that the bank or Securities Intermediary at which such Deposit Account or Securities Account, as applicable, is located has agreed that the Administrative Agent has Control over such Deposit Account or Securities Account;

(d) in the case of any money (regardless of currency), that such money has been credited to a Deposit Account over which the Administrative Agent has Control; and

(e) in the case of any Investment Property not of a type covered by the foregoing clauses (a) through (d) that such Investment Property has been transferred to the Administrative Agent in accordance with applicable law and regulation.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2), whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement); provided that Guarantor Obligations shall not include any Excluded Swap Obligations.

“Guarantors”: the collective reference to each Grantor; provided that each Grantor shall be considered a Guarantor only with respect to the Primary Obligations of any other Loan Party.

“Infringe”: as defined in Section 4.8(c); “Infringement” shall have a correlative meaning.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any Infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to any other Group Member.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property.

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“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: with respect to any Loan Party, the collective reference to its Primary Obligations and Guarantor Obligations.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Pledged Notes”: all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 66- 2⁄3% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder; and provided further that in the case of Foreign Subsidiary Voting Stock, if it is determined that a fractional percentage representing 66- 2⁄3% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary cannot be represented in a physical certificate under applicable law or regulation or under such Foreign Subsidiary’s organizational documents, the relevant percentage represented by a physical stock certificate will be agreed between the Borrower and the Administrative Agent.

“Primary Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Loan Party (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement, a Person that is a Lender or an Affiliate of a Lender at the time such Specified Swap Agreement is entered into (or, in respect of any Specified Swap Agreement entered into prior to the Second Amendment Effective Date, any Person that is a Lender or an Affiliate on the Second Amendment Effective Date) notwithstanding whether such Person subsequently ceases at any time to be a Lender, or an Affiliate of a Lender, under this Agreement for any reason (each such Person, a “Specified Swap Secured Party”)), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents (other than this Agreement), any Letter of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Loan Party pursuant to the terms of any of the foregoing agreements).

4

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Qualified Keepwell Provider”: in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account); provided that such term shall include only such rights to payment that constitute Collateral.

“Secured Parties”: the collective reference to the Administrative Agent, the Lenders and any affiliate of any Lender to which Primary Obligations or Guarantor Obligations, as applicable, are owed, including, for avoidance of doubt, each Specified Swap Secured Party.

“Securities Act”: the Securities Act of 1933, as amended.

“Specified Swap Secured Party”: as defined in the definition of “Primary Obligation.”

“Trademarks”: (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith and symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

5

SECTION 2. GUARANTEE

2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Primary Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Primary Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Primary Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Loan Parties may be free from any Primary Obligations.

(e) No payment made by the Borrower, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Primary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Primary Obligations or any payment received or collected from such Guarantor in respect of the Primary Obligations), remain liable for the Primary Obligations up to the maximum liability of such Guarantor hereunder until the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower, any other Loan Party with Primary Obligations or any other Guarantor or any collateral

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security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Primary Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower, any other Loan Party with Primary Obligations or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Loan Parties on account of the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Primary Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Primary Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4 Amendments, etc. with respect to the Primary Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Primary Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Primary Obligations continued, and the Primary Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Primary Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Primary Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Primary Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Primary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower, any other Loan Party with Primary Obligations or any of the Guarantors with respect to the Primary Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Primary Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any other Loan Party with Primary Obligations or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge

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of the Loan Parties for the Primary Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or against any collateral security or guarantee for the Primary Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Primary Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any other Loan Party with Primary Obligations or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, any other Loan Party with Primary Obligations or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

2.8 Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this Section 2, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until all the Primary Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated. Each Qualified Keepwell Provider intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

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(b) all Chattel Paper;

(c) all Contracts;

(d) all Deposit Accounts;

(e) all Documents (other than title documents with respect to Vehicles);

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles;

(i) all Instruments;

(j) all Intellectual Property;

(k) all Inventory;

(l) all Investment Property;

(m) all Letter-of-Credit Rights;

(n) the Collection Accounts including all sub-accounts thereof, and all cash, Securities, Securities Entitlements with respect thereto and other Financial Assets carried therein;

(o) all other property not otherwise described above;

(p) all books and records pertaining to the Collateral; and

(q) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property that constitutes Excluded Property (it being understood that such grant will be applicable at such time as any such property ceases to constitute Excluded Property).

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SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to Affiliates and to third parties to use Intellectual Property owned or developed by, or licensed to, a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been, or will be, with respect to the delivery of stock certificates and related stock powers of Foreign Subsidiaries in accordance with Section 5.1(i) of the Credit Agreement, delivered to the Administrative Agent in completed and duly executed form, as applicable) will constitute valid perfected security interests in (i) all of the Collateral and the Proceeds thereof in which a security interest can be perfected by the filing of a UCC-1 financing statement, (ii) the Intellectual Property of the Loan Parties listed in Schedule 6, (iii) the Pledged Stock listed in Schedule 2, and (iv) the deposit accounts established by the Borrower pursuant to Section 6.11(a) of the Credit Agreement, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor (except, with respect to purchasers, to the extent provided otherwise under applicable law) and (b) are prior to all other Liens on the Collateral in existence on the date hereof except Liens permitted pursuant to Section 7.4 of the Credit Agreement.

4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. There have been no changes to the certified charter, certificate of incorporation and other organizational documents furnished by such Grantor to the Administrative Agent in connection with the Closing Date of the Original Credit Agreement or such Grantor’s execution and delivery of an Assumption Agreement, as applicable. Such Grantor has furnished to the Administrative Agent a short-form good standing certificate as of a date which is recent to the date hereof.

4.4 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.5 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor other than the preferred Stock in the case of MVW U.S. Holdings, Inc. or, in the case of Foreign Subsidiary Voting Stock, if less, 66- 2⁄3% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

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(c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

4.6 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been Delivered.

(b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

4.7 Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except as has been obtained.

(b) Each (i) Intercompany Agreement and (ii) each other Contract, the failure of which to be in compliance with this clause (ii) could reasonably be expected to have a Material Adverse Effect is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature, the failure of which to obtain or make or perform could reasonably be expected to have a material adverse effect on the enforceability of such Contract against the related obligor or its value as Collateral.

(d) Neither such Grantor nor (to the best of such Grantor’s knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the material terms thereof, the failure of which to perform or observe could reasonably be expected to result in a Material Adverse Effect.

(e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims, the successful exercise of which could reasonably be expected to result in a Material Adverse Effect.

(f) On or prior to the Second Amendment Effective Date, such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all material amendments, supplements and other modifications thereto.

4.8 Intellectual Property. (a) Schedule 6 lists all Intellectual Property which is the subject of a U.S. federal registration or application owned by such Grantor in its own name on the date hereof.

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(b) Each Grantor owns free of all Liens (other than Liens permitted pursuant to Section 7.4 of the Credit Agreement), or has the right to use, all Intellectual Property used in the operation of such Grantor’s business.

(c) On the date hereof, all Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe, misappropriate or otherwise violate (“Infringe”) the intellectual property rights of any other Person except to the extent that failure to comply with the foregoing could not reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the value of the Intellectual Property taken as a whole.

(d) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, excluding non-exclusive licenses entered into in the ordinary course of business consistent with past practice.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity, enforceability, ownership or use of, or such Grantor’s rights in, any Intellectual Property in any respect, and such Grantor knows of no valid basis for same except to the extent that the existence of any of the foregoing could not reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the value of the Intellectual Property taken as a whole.

(f) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity, enforceability, ownership or use of any Intellectual Property or such Grantor’s interest therein, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or would have a material adverse effect on the value of the Intellectual Property taken as a whole.

4.9 Commercial Tort Claims.

(a) On the date hereof no Grantor has rights in any Commercial Tort Claim with potential value in excess of $100,000.

(b) Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.9 hereof against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any (i) Instrument (other than an Instrument evidencing Time Share Receivables), Certificated Security or Chattel Paper, such Instrument, Certificated Security or

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Chattel Paper shall be immediately Delivered, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement and (ii) Instrument evidencing a Time Share Receivable that constitutes Collateral, such Instrument shall be Delivered promptly to the Custodian to be held in accordance with the Custody Agreement.

5.2 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain Control with respect thereto, and (iii) in the case of Intellectual Property, filing with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office or agency in any other country or any political subdivision thereof) any such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interests created hereby.

(d) Except as otherwise permitted under Section 7.4 of the Credit Agreement and the applicable provisions of each other Loan Document, the Grantors shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the secured party as agent for the Secured Parties, or (b) cause or permit any Person other than the Administrative Agent or the Custodian (in accordance with the Custody Agreement) to have Control of any Deposit Account, Securities Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

5.3 Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3 or (ii) change its name.

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5.4 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.5 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder, as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock (other than Preferred Stock) of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

(d) In addition to the other requirements of this Section 5.5, each Grantor agrees to comply with Section 6.11 of the Credit Agreement with respect to the proceeds of residual interests in Time Share SPV’s owned by such Grantor.

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5.6 Receivables. (a) Other than in the ordinary course of business consistent with its past practice or as permitted in existing or future securitization transactions, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially adversely affect the value thereof.

(b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

5.7 Contracts. (a) Such Grantor will perform and comply in all material respects with all its obligations under the Contracts.

(b) Except as permitted under Section 7.17 of the Credit Agreement, such Grantor will not amend, modify, terminate or waive any provision of (i) any Intercompany Agreement in any manner which could reasonably be expected to materially adversely affect the value of such Intercompany Agreement as Collateral or (ii) any other Contract (other than Intercompany Agreements) in any manner which could reasonably be expected to materially adversely affect the value of the Contracts (other than Intercompany Agreements) taken as a whole.

(c) Such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination). For the avoidance of doubt, it is acknowledged and agreed that this Section 5.7(c) shall not prohibit any such Grantor from exercising its right of termination in accordance with Section 5.7(b).

(d) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

5.8 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) maintain each material Trademark in full force free from any meritorious claim of abandonment for non-use, and in a manner consistent with the quality of goods and services offered under such Trademark in the past; (ii) use such Trademarks with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademarks unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights may (i) become invalidated or otherwise impaired or (ii) fall into the public domain.

(c) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property to Infringe the intellectual property rights of any other Person.

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(d) Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s rights in, or the validity, enforceability, ownership or use of, any Intellectual Property, including, without limitation such Grantor’s right to register the same or to own and maintain the same.

(e) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within fifteen Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(f) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability and the payment of maintenance fees.

(g) In the event that any material Intellectual Property is Infringed by a third party, such Grantor shall (i) take such actions as such Grantor shall deem appropriate in its commercially reasonable business judgment to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and take such actions as Grantor shall deem appropriate under the circumstances in its commercially reasonable business judgment, which may include suing for Infringement, seeking injunctive relief where appropriate and recovering any and all damages for such Infringement.

5.9 Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $100,000, such Grantor shall within 30 days of obtaining such interest sign and deliver documentation acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

5.10 Time Share Interests. Each Grantor agrees to comply with Section 6.11 of the Credit Agreement with respect to the proceeds of Time Share Interests described therein that are owned by such Grantor.

5.11 Use of Collateral Prior to Default; Agreement regarding Control Agreements. Unless a Default or an Event of Default shall have occurred and be continuing, the Grantors retain all rights to deal with and to manage the Collateral, including without limitation, the right to sell or otherwise to dispose of, and to exercise all voting and corporate or other organizational rights with respect to, the Collateral so long as the same is otherwise in accordance with the provisions of this Agreement and would not contravene a requirement of the Credit Agreement. The Administrative Agent agrees with

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the Grantors that it will not give or deliver any notice of exclusive control or similar notice or any Entitlement Order or other instruction pursuant to any control agreement relating to any Collection Account or pursuant to the Custody Agreement unless (x) a Default or an Event of Default has occurred and is then continuing or (y) if such notice, order or instruction is necessary or advisable, in the good faith judgment of the Administrative Agent, to prevent an action that would contravene a requirement of this Agreement or the Credit Agreement.

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. If an Event of Default has occurred and is continuing, at any time and from time to time, upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, provided that the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of such Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of such Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. The foregoing requirements are in addition to the requirements with respect to proceeds of Receivables set forth in this Agreement and in the Credit Agreement.

(c) At the Administrative Agent’s request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable. (a) Subject to compliance with applicable law, the Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

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(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock (subject to the obligations set forth in this Agreement and in Section 6.11 of the Credit Agreement in respect of the Capital Stock of Time Share SPVs) and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) thereafter, unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

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6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified elsewhere in this Agreement and in the Credit Agreement with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor (other than any Proceeds that are required to be held in escrow accounts or that constitute “pre-rescission” customer deposits) consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any Proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof,

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and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

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(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8 Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Administrative Agent, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

6.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

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(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or

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otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6 Set-Off. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor. Each Lender agrees promptly to notify the relevant Grantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application; provided, further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission (i.e., “pdf”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

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8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full (other than obligations under or in respect of Specified Swap Agreements), the Commitments have been terminated and no Letters of Credit shall be outstanding (or such Letters of Credit are Collateralized), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) Upon any Disposition by any Grantor of any Collateral that is not prohibited by the Credit Agreement (other than a Disposition of Collateral to another Grantor), the security interest of the Administrative Agent in such Collateral shall be automatically released. Notwithstanding the foregoing, in the event that the Borrower reasonably so requests, the Administrative Agent shall sign release documentation that may be necessary or desirable to confirm such release to third parties. Each such request for a release shall be deemed to be a representation and warranty by the Borrower under the Credit Agreement that such release is permitted pursuant to the Credit Agreement.

(c) At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

26

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:
Name:
Title:

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title:

27

E-CRM CENTRAL, LLC
EAGLE TREE CONSTRUCTION, LLC
HARD CARBON, LLC
HEAVENLY RESORT PROPERTIES, LLC
K D KAPULE LLC
KAUAI LAGOONS HOLDINGS LLC
KAUAI LAGOONS LLC
KAUAI LAGOONS VESSELS LLC
MARRIOTT KAUAI OWNERSHIP RESORTS, INC.
MARRIOTT OVERSEAS OWNERS SERVICES CORPORATION
MARRIOTT OWNERSHIP RESORTS PROCUREMENT, LLC
MARRIOTT RESORTS HOSPITALITY CORPORATION
MARRIOTT RESORTS SALES COMPANY, INC.
MARRIOTT RESORTS TITLE COMPANY, INC.
MARRIOTT RESORTS, TRAVEL COMPANY, INC.
MARRIOTT VACATION PROPERTIES OF FLORIDA, INC.
MARRIOTT’S DESERT SPRINGS DEVELOPMENT CORPORATION
MH KAPALUA VENTURE, LLC
MORI GOLF (KAUAI), LLC
MORI MEMBER (KAUAI), LLC
MORI RESIDENCES, INC.
MTSC, INC.
MVW OF NEVADA, INC.
MVW SSC, INC.
MVW US HOLDINGS, INC.
MVW US SERVICES, LLC
R.C. CHRONICLE BUILDING, L.P.
RBF, LLC
RCC (GP) HOLDINGS LLC
RCC (LP) HOLDINGS L.P.
RCDC 942, L.L.C.
RCDC CHRONICLE LLC
THE COBALT TRAVEL COMPANY, LLC
THE LION & CROWN TRAVEL CO., LLC
THE RITZ-CARLTON DEVELOPMENT COMPANY, INC.
THE RITZ-CARLTON MANAGEMENT COMPANY, L.L.C.
THE RITZ-CARLTON SALES COMPANY, INC.
THE RITZ-CARLTON TITLE COMPANY, INC.

By:

28

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

[Name of Guarantor]

Attn: Chief Financial Officer

6649 Westwood Boulevard, 5th Floor

Orlando, Florida 32821

Telephone: (407) 206-6334

Facsimile: (407) 206-6005

With a copy to:

[Name of Guarantor]

Attn: General Counsel

6649 Westwood Boulevard, 3” Floor

Orlando, Florida 32821

Telephone: (407) 513-6895

Facsimile: (407) 206-6420

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK

Equity Interest in:

e-CRM Central, LLC

Eagle Tree Construction, LLC

Hard Carbon, LLC

Heavenly Resort Properties, LLC

K D Kapule LLC

Kauai Lagoons Holdings LLC

Kauai Lagoons LLC

Kauai Lagoons Vessels LLC

Marriott Kauai Ownership Resorts, Inc.

Marriott Overseas Owners Services Corporation

Marriott Ownership Resorts (St. Thomas), Inc.*

Marriott Ownership Resorts Procurement, LLC

Marriott Resorts Hospitality (Bahamas) Limited*

Marriott Ownership Resorts (Bahamas) Limited*

Marriott Resorts Hospitality Corporation

Marriott Resorts Sales Company, Inc.

Marriott Resorts Title Company, Inc.

Marriott Resorts, Travel Company, Inc.

Marriott Vacation Club Timesharing GmbH*

Marriott Vacation Properties of Florida, Inc.

Marriott’s Desert Springs Development Corporation

MH Kapalua Venture, LLC

MORI Golf (Kauai), LLC

MORI Member (Kauai), LLC

MORI Residences, Inc.

MTSC, INC.

MVCI (Thailand) Limited*

MVW of Nevada, Inc.

MVW International Holding Company S.ar.1*

MVW SSC, Inc.

MVW US Holdings, Inc.

MVW US Services, LLC

Promociones Marriott, S.A. de C.V.*

R.C. Chronicle Building, L.P.

RBF, LLC

RCDC 942, L.L.C.

RCDC Chronicle LLC

The Cobalt Travel Company, LLC

The Lion & Crown Travel Co., LLC

The Ritz-Carlton Club, St. Thomas, Inc.*

The Ritz-Carlton Development Company, Inc.

The Ritz-Carlton Management Company, L.L.C.

The Ritz-Carlton Sales Company, Inc.

The Ritz-Carlton Title Company, Inc.

*	In the case of Foreign Subsidiary Voting Stock, the shares pledged constitute 66- 2⁄3% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

PLEDGED NOTES

Trans.	Date	Maker/Obligor	Holder/Obligee	Type

2011-1	5-Oct-11	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2012-1	28 Jun-12	MORI SPC Series Corp	Marriott Ownership Resorts,Inc.	Promissory Note

	20 Dec-12	R.C. Chronicle Building L.P.	The Ritz-Carlton Development Company, Inc.	Intercompany Loan Agreement

2011-1	17 Jan-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2011-1	18 Feb-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2011-1	1 Mar-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2011-1	13 Mar-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2013-1	8 Aug-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

2013-1	28 Aug-13	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

	1 Dec-13	MVW International Finance Company, LLC.	Marriott Ownership Resorts, Inc.	Intercompany Loan Agreement

2014-A	13 Jun-14	MORI SPC Series Corp	Marriott Ownership Resorts, Inc.	Promissory Note

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Entity Name	Filing Office
e-CRM Central, LLC	Delaware Secretary of State
Eagle Tree Construction, LLC	Florida Department of State
Hard Carbon, LLC	Nevada Secretary of State
Heavenly Resort Properties, LLC	Nevada Secretary of State
K D Kapule LLC	Hawaii Bureau of Conveyances
Kauai Lagoons Holdings LLC	Delaware Secretary of State
Kauai Lagoons LLC	Hawaii Bureau of Conveyances
Kauai Lagoons Vessels LLC	Hawaii Bureau of Conveyances
Marriott Kauai Ownership Resorts, Inc.	Delaware Secretary of State
Marriott Overseas Owners Services Corporation	Delaware Secretary of State
Marriott Ownership Resorts Procurement, LLC	Delaware Secretary of State
Marriott Ownership Resorts, Inc.	Delaware Secretary of State
Marriott Resorts Hospitality Corporation	South Carolina Secretary of State
Marriott Resorts Sales Company, Inc.	Delaware Secretary of State
Marriott Resorts Title Company, Inc.	Florida Department of State
Marriott Resorts, Travel Company, Inc.	Delaware Secretary of State
Marriott Vacation Properties of Florida, Inc.	Delaware Secretary of State
Marriott Vacations Worldwide Corporation	Delaware Secretary of State
Marriott’s Desert Springs Development Corporation	Delaware Secretary of State
MH Kapalua Venture, LLC	Delaware Secretary of State
MORI Golf (Kauai), LLC	Delaware Secretary of State
MORI Member (Kauai), LLC	Delaware Secretary of State
MORI Residences, Inc.	Delaware Secretary of State
MTSC, INC.	Delaware Secretary of State
MVW of Nevada, Inc.	Nevada Secretary of State
MVW SSC, Inc.	Delaware Secretary of State
MVW US Holdings, Inc.	Delaware Secretary of State
MVW US Services, LLC	Delaware Secretary of State
R.C. Chronicle Building, L.P.	Delaware Secretary of State
RBF, LLC	Delaware Secretary of State
RCC (GP) Holdings LLC	Delaware Secretary of State
RCC (LP) Holdings L.P.	Delaware Secretary of State
RCDC 942, L.L.C.	Delaware Secretary of State
RCDC Chronicle LLC	Delaware Secretary of State
The Cobalt Travel Company, LLC	Delaware Secretary of State
The Lion & Crown Travel Co., LLC	Delaware Secretary of State
The Ritz-Carlton Development Company, Inc.	Delaware Secretary of State
The Ritz-Carlton Management Company, L.L.C.	Delaware Secretary of State
The Ritz-Carlton Sales Company, Inc.	Delaware Secretary of State
The Ritz-Carlton Title Company, Inc.	Delaware Secretary of State

In addition, fixture filings in all jurisdictions where a mortgage is recorded as identified on Schedule 4.19(b) to the Credit Agreement.

Patent and Trademark Filings

Filing of the Trademark Security Agreement reflecting the grant of security interest in trademark rights by the applicable Grantor in favor of the Administrative Agent in the United States Patent and Trademark Office

Actions with respect to Pledged Stock and Pledged Notes Required to be Delivered Hereunder

Originals, duly endorsed in blank for transfer, to be delivered to the Administrative Agent.

Other Actions

Execution and Delivery to the Administrative Agent of the Restricted (Non-Blocked) Account Agreement dated as of November 21, 2011 among Borrower, Administrative Agent and Sun Trust Bank

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Identification Number from the Jurisdiction of Organization (if any)	Location of Chief Executive Office
e-CRM Central, LLC	Delaware	3315882	Florida
Eagle Tree Construction, LLC	Florida	L01000006263	Florida
Hard Carbon, LLC	Nevada	LLC8748-2003	Florida
Heavenly Resort Properties, LLC	Nevada	LLC2456-1998	Florida
K D Kapule LLC	Hawaii	36231 C5	Florida
Kauai Lagoons Holdings LLC	Delaware	4040856	Florida
Kauai Lagoons LLC	Hawaii	38902 C5	Florida
Kauai Lagoons Vessels LLC	Hawaii	40749 C5	Florida
Marriot Kauai Ownership Resorts, Inc.	Delaware	2405320	Florida
Marriott Overseas Owners Services Corporation	Delaware	2675165	Florida
Marriott Ownership Resorts Procurement, LLC	Delaware	3270463	Florida
Marriott Ownership Resorts, Inc.	Delaware	2019754	Florida
Marriott Resorts Hospitality Corporation	South Carolina		Florida
Marriott Resorts Sales Company, Inc.	Delaware	2222092	Florida
Marriott Resorts Title Company, Inc.	Florida	H62220	Florida
Marriott Resorts, Travel Company, Inc.	Delaware	2196695	Florida
Marriott Vacation Properties of Florida, Inc.	Delaware	2655958	Florida
Marriott Vacations Worldwide Corporation	Delaware	2655958	Florida
Marriott’s Desert Springs Development Corporation	Delaware	2097207	Florida
MH Kapalua Venture, LLC	Delaware	3843943	Florida
MORI Golf (Kauai), LLC	Delaware	4369110	Florida
MORI Member (Kauai), LLC	Delaware	4035251	Florida
MORI Residences, Inc.	Delaware	2828417	Florida
MTSC, INC.	Delaware	3402338	Florida
MVW of Nevada, Inc.	Nevada	E0401682011-2	Florida
MVW SSC, Inc.	Delaware	5474272	Florida
MVW US Holdings, Inc.	Delaware	5010894	Florida
MVW US Services, LLC	Delaware	5474487	Florida
R.C. Chronicle Building, L.P.	Delaware	3764224	Florida
RBF, LLC	Delaware	3316495	Florida
RCC (GP) Holdings LLC	Delaware	4366689	Florida
RCC (LP) Holdings L.P.	Delaware	4375658	Florida
RCDC 942, L.L.C.	Delaware	4698273	Florida
RCDC Chronicle LLC	Delaware	4369442	Florida
The Cobalt Travel Company, LLC	Delaware	3038865	Florida
The Lion & Crown Travel Co., LLC	Delaware	4617395	Florida
The Ritz-Carlton Development Company, Inc.	Delaware	3038826	Florida
The Ritz-Carlton Management Company, L.L.C.	Delaware	3038883	Florida
The Ritz-Carlton Sales Company, Inc.	Delaware	3071305	Florida
The Ritz-Carlton Title Company, Inc.	Delaware	3071297	Florida

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

NONE

PATENTS AND PATENT LICENSES

NONE

TRADEMARKS AND TRADEMARK LICENSES

Mark	Owned By	Location/ Country	Status	Registration No.	Registration Date	International Class
CANOPY COVE®	MVW	US	Registered	2509629	20-Nov-01	41
FriendShare®	MVW	US	Registered	1793867	21-Sep-93	36
FUNCTION JUNCTION®	MVW	US	Registered	2486114	04-Sep-01	41
HORIZONS HARBOR®	MVW	US	Registered	2550971	19-Mar-02	41
JUST-IN-TIME VACATIONS®	MVW	US	Registered	3958004	10-May-11	36
KAUAI LAGOONS®	MVW	US	Registered	1771511	18-May-93	21, 25, 28, 41, 42
PUTT-OF-COURSE®	MVW	US	Registered	3013949	8-Nov-05	41
Unicorn Design®	MVW	US	Registered	1785592	03-Aug-93	25, 28, 41
HORIZONS BY MVW	MVW	US	Applic. Approved	85/566837	12-Mar-12	35
HORIZONS BY MVW	MVW	US	Applic. Filed	85/566865	12-Mar-12	36
HORIZONS BY MVW	MVW	US	Intent to Use	85/566883	12-Mar-12	37
HORIZONS BY MVW	MVW	US	Intent to Use	85/566918	12-Mar-12	43
VACATIONOLOGY	MVW	US	Registered	4,199,365	28-Aug-12	41

Domain Name

4yesyoucan.com

awardfriend.com

awardfriends.com

bigtimetickets.com

clubexperiencesurvey.com

clubfraction.com

clubfriendshare.com

doanythingsweeps.com

doanythingsweepstakes.com

dreamsvacationgroup.com

dreamvacationgroup.com

dreamvacationgroups.com

dreamvacationsgroup.com

europetimeshare.com

experiencelifeinspired.com

friendshare.com

friendshareclub.com

horizonsbranson.com

horizonsbymvw.com

horizonsmvw.com

horizons-timeshare.com

kauailagoons.com

kauailagoons.net

kauailagoonsgolf.com

kauailagoonsgolf.net

marriottfriend.com

marriottgolfacademy.com

marriottvacationclub.me

marriottvacationclubme.com

marriottvacationclub.travel

marriottvillarentals.travel

marriottvillas.travel

melleniavacationgroup.com

mgaclubhouse.com

mileniavacationgroup.com

milleniavacationgroup.com

milleniavacationgroups.com

milleniavacationsgroup.com

mvccallcenter.com

mvcelitesale.com

mvcelitesales.com

mvcjobs.com

mvwbenefits.com

mvwbrandpool.com

mvwc.com

mvwcareer.com

mvwcareers.com

mvwcarer.com

mvwcarers.com

mvwcarrer.com

mvwcarrers.com

mvwcbenefits.com

mvwcbrandpool.com

mvwchr.com

mvwhr.com

mvwme.com

mwvc.com

mymvw.com

mymvwbenefits.com

mymvwc.com

mymvwchr.com

mymvwhr.com

myvacationclub.asia

my-vacationclub.co.uk

my-vacationclub.com

my-vacationclub.es

my-vacationclub.eu

myvacationclub.mobi

my-vacationclub.mobi

napasonomasweeps.com

napavalley08sweeps.com

napavalleysweeps.com

owner-survey.com

ownmyvacationclub.com

prizedfriend.com

prizedfriends.com

registerwithvacationclub.com

sales-marcoisland.com

signaturesvacationgroup.com

signaturevacationgroup.com

signaturevacationgroups.com

signaturevacationsgroup.com

signeturevacationgroup.com

signturesvacationgroup.com

signturevacationgroup.com

signturevacationsgroup.com

surveyvacationclub.com

thegrandresidenceclub.com

theresidencessf.com

theritzcarltondestinationclub.com

timeshare.asia

timeshareholiday.com

timeshareholidays.com

timesharehome.com

timesharevacation.com

timeshare-vacation.com

trabajosmvw.com

traveltimeshare.com

ultimaterewardssweeps.com

ultimaterewardssweepstakes.com

vacation4life.com

vacationclub.asia

vacationclub.biz

vacationclub.com

vacationclub.es

vacationclub.travel

vacationclubap.com

vacationclubasiapacific.com

vacationclubgroup.com

vacationclubjobs.com

vacationclublearningcenter.com

vacationclubme.com

vacationclubme.com

vacationcluborlando.com

vacationclubpreview.com

vacationclubresale.com

vacationclubresales.com

vacation-group.com

vacationholiday.asia

vacationholidays.asia

vacationpointsclub.com

vacationpointsclubap.com

vacationportfolio.com

vacationvilla.com

valuedfriend.com

valuedfriends.com

villacert.com

villavacation.com

whatisatimeshare.com

yourhomeinlondon.com

Other domain names provided in writing to the Administrative Agent

Trademark Licenses

License, Services and Development Agreement between Marriott International, Inc., Marriott Worldwide Corporation and Marriott Vacations Worldwide Corporation, dated October 20, 2011

License, Services and Development Agreement between The Ritz-Carlton Hotel Company, LLC and Marriott Vacations Worldwide Corporation, dated October 20, 2011

Schedule 7

CONTRACTS

Intercompany Agreements

The License, Services and Development Agreement by Marriott International, Inc. and Marriott Worldwide Corporation as licensors and MVWC as licensee, effective as of November 19, 2011

The License, Services and Development Agreement by The Ritz-Carlton Hotel Company, LLC, as licensor and MVWC, as licensee, effective as of November 19, 2011

The Noncompetition Agreement between Marriott International, Inc. and MVWC, dated as of November 21, 2011

The Marriott Rewards Affiliation Agreement among Marriott International, Inc., Marriott Rewards, LLC, MVWC and Marriott Ownership Resorts, Inc., dated as of November 17, 2011

The letter agreement dated November 21, 2011 executed and delivered by Marriott International, Inc. and Marriott Worldwide Corporation as licensors, MVWC as licensee and JPMorgan Chase Bank, N.A. as Administrative Agent

The letter agreement dated November 21, 2011 executed and delivered by The Ritz-Carlton Hotel Company, LLC as licensor, MVWC as licensee and JPMorgan Chase Bank, N.A. as Administrative Agent

Management Agreements

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Barony Beach Club	Hilton Head, SC	Barony Beach Club Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto
BeachPlace Towers	Fort Lauderdale, FL	BeachPlace Towers Condominium Association, Inc.	8/10/2016	3 years - Auto
Canyon Villas	Phoenix, AZ	Canyon Villas Vacation Owners Association	11/24/2014	3 years - Auto

Crystal Shores	Marco Island, FL	Crystal Shores Condominium Association, Inc.	7/5/2017	3 years - Auto

Custom House	Boston, MA	Custom House Leasehold Condominium Association, LLC	8/26/2057	1 year - Auto - after 2057

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Cypress Harbour	Orlando, FL	Cypress Harbour Condominium Association, Inc.	5/31/2017	3 years - Auto

Desert Springs Villas	Palm Desert, CA	Desert Springs Villas Master Association	5/30/2015	1 year - Auto

Desert Springs Villas	Palm Desert, CA	Desert Springs Villas Timeshare Association	5/30/2015	1 year - Auto

Desert Springs Villas II	Palm Desert, CA	Desert Springs Villas II Timeshare Association	11/17/2014	1 year - Auto

Fairway Villas	Absecon, NJ	Fairway Villas at Seaview Condominium Association, Inc.	4/8/2016	10 successive two year terms only - Auto
Grand Chateau	Las Vegas, NV	Grande Chateau Owners’ Association, Inc.	9/30/2014	1 year - Auto

Grand Residences by Marriott at Bay Pointe	Panama City, FL	Bay Point Residences Association, Inc.	7/15/2016	3 years - Auto A notice of termination of this management agreement sent by the Association to Marriott Resorts Hospitality Corporation with a termination date at 10/10/2014
Grande Ocean Resort	Hilton Head, SC	Grande Ocean Resort Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto
Grande Vista	Orlando, FL	Grande Vista of Orlando Condominium Association, Inc.	11/21/2015	3 years - Auto

Harbour Club	Hilton Head, SC	Harbour Club Owners’ Association, Inc.	10/21/2024	No renewal terms

Harbour Lake	Orlando, FL	HAO Condominium Association, Inc.	1/17/2016	3 years - Auto

Harbour Pointe	Hilton Head, SC	Harbour Pointe Owners’ Association, Inc.	12/31/2018	3 successive five year terms only - Auto

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Heritage Club	Hilton Head, SC	Heritage Club Owner’s Association, Inc.	12/31/2018	5 years - Auto

Imperial Palm Villas	Orlando, FL	Imperial Palm Villas Condominium Association, Inc.	5/24/2016	3 years - Auto

Imperial Palms Royal Palms	Orlando, FL	Vacation Way Recreation Association, Inc.	4/27/2016	3 years - Auto

Kauai Beach Club	Kauai, HI	Association of Apartment Owners of Marriott’s Kauai Resort and Beach Club	12/13/2014	1 year - Auto
Note: The management agreement for this association is with Essex House Condominium Corporation (a Marriott International, Inc. entity). Marriott Resorts Hospitality Corporation has an off-site management agreement with Essex House Condominium Corporation to perform certain off-site services.
Kauai Beach Club	Kauai, HI	Marriott’s Kauai Beach Club Owners Association	12/13/2014	1 year - Auto

Kauai Lagoons	Kauai, HI	Association of Owners of Kalanipu’u Condominium	1/3/2019	5 years - Auto

Kauai Lagoons	Kauai, HI	Kauai Lagoons Community Association	1/1/2019	5 years - Auto

Kauai Lagoons (Affordable Housing)	Kauai, HI	Association of Owners of Kamamalu Condominium	11/17/2014	5 years - Auto

Kauai Lagoons (Kalanipu’u)	Kauai, HI	Kalanipu’u Vacation Owners Association	4/16/2015	3 years - Auto

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
Ko Olina Beach Club	Oahu, HI	Ko Olina Beach Club Vacation Owners Association	12/24/2015	3 years - Auto

Lakeshore Reserve	Orlando, FL	Lakeshore Reserve Condominium Association, Inc.	3/31/2015	3 years - Auto

Legends End	Panama City, FL	Legends Edge Condominium Association, Inc.	4/12/2016	3 years - Auto

Manor Club at Ford’s Colony	Williamsburg, VA	Manor Club at Ford’s Colony Condominium Association	4/1/2024	No renewal term

Manor Club at Ford’s Colony	Williamsburg, VA	Manor Club at Ford’s Colony Time-Share Association	4/1/2024	No renewal term

Marriott Grand Residence Club, Lake Tahoe	Lake Tahoe, CA	GRCLT Condominium, Inc.	1/3/2015	1 year - Auto

Maui Ocean Club	Maui, HI	Association of Apartment Owners of Maui Ocean Club	12/29/2014	1 year - Auto

Maui Ocean Club	Maui, HI	Maui Ocean Club Vacation Owners Association	12/29/2014	1 year - Auto

Monarch	Hilton Head, SC	Monarch at Sea Pines Owners’ Association, Inc.	12/30/2017	5 successive five fiscal year terms only - Auto
Mountain Valley Lodge	Breckenridge, CO	Hotel Breckenridge Condominium Association	1/1/2015	1 year - Auto

Mountain Valley Lodge	Breckenridge, CO	Mountain Valley Lodge Resort Owners Association, Inc.	1/19/2015	1 year - Auto

MountainSide	Park City, UT	Mountainside Condominium Association, Inc.	4/13/2015	1 year - Auto

Marriott Vacation Club Destinations Trust	Multiple sites	MVC Trust Owners Association, Inc.	3/15/2016	3 years - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Condominium Association	9/2/2015	1 year - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Master Association	9/2/2015	1 year - Auto

Newport Coast Villas	Newport Beach, CA	Newport Coast Villas Timeshare Association	6/8/2015	1 year - Auto

Ocean Pointe	Palm Beach Shores, FL	Ocean Pointe at Palm Beach Shores Condominium Association, Inc.	8/26/2016	3 years - Auto

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
OceanWatch	Myrtle Beach, SC	OceanWatch Villas Owners Association	6/12/2023	4 successive ten fiscal year terms only remaining (at option of Manager)
Oceana Palms	Singer Island, FL	Oceana Palms Condominium Association, Inc.	3/31/2017	3 years - Auto

Royal Palms	Orlando, FL	Royal Palms of Orlando Condominium Association, Inc.	1/24/2016	3 years - Auto

Sabal Palms	Orlando, FL	Sabal Palms of Orlando Condominium Association, Inc.	1/8/2017	3 years - Auto

Shadow Ridge	Palm Desert, CA	Shadow Ridge Condominium Association	12/20/2014	3 years - Auto

Shadow Ridge	Palm Desert, CA	Shadow Ridge Master Association	12/20/2014	3 years - Auto

Shadow Ridge	Palm Desert, CA	Shadow Ridge Timeshare Association	11/1/2015	3 years - Auto

Streamside (Birch at Streemside)	Vail, CO	Birch at StreamSide Condominium Association	5/1/2016	5 years - Auto

Streamside (Douglas at Streamside)	Vail, CO	Douglas at StreamSide Condominium Association	5/1/2016	5 years - Auto

Streamside (Evergreen at Streamside)	Vail, CO	Evergreen at StreamSide Condominium Association	5/1/2016	5 years - Auto

Streamside	Vail, CO	Highland P.U.D. Association	5/1/2016	5 years - Auto

Summit Watch	Park City, UT	Summit Watch Condominium Owners Association, Inc.	7/19/2015	1 year - Auto

Summit Watch	Park City, UT	Summit Watch Resort Owners Association, Inc.	7/19/2015	1 year - Auto

Sunset Pointe	Hilton Head, SC	Sunset Pointe Owners’ Association, Inc.	12/31/2018	5 successive five year terms only - Auto
Surfwatch	Hilton Head, SC	Surfwatch Owners Association	6/21/2024	4 successive ten fiscal year terms only remaining (at option of Manager)

Management Entity: Marriott Resorts Hospitality Corporation
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)

Timber Lodge	Lake Tahoe, CA	Timber Lodge Condomium Association	11/1/2016	3 years - Auto

Timber Lodge	Lake Tahoe, CA	Timber Lodge Timeshare Association	11/1/2016	3 years - Auto

Villas at Doral	Miami, FL	Villas at Doral Condominium Association, Inc.	2/27/2016	3 years - Auto

Waiohai Beach Club	Kauai, HI	Association of Apartment Owners of Waiohai Beach Club	11/15/2014	1 year - Auto

Waiohai Beach Club	Kauai, HI	Waiohai Beach Club Vacation Owners Association	11/15/2015	3 years - Auto

Willow Ridge Lodge	Branson, MO	HAB Condominium Association, Inc.	10/21/2016	5 years - Auto

Management Entity: The Ritz-Carlton Management Company, LLC
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
The Ritz-Carlton Club, Aspen Highlands	Aspen, CO	Aspen Highlands Condominium Association, Inc.	2/9/2016	5 years - Auto

The Ritz-Carlton Club, Jupiter	Jupiter, FL	Eagle Tree Condominium Association, Inc.	9/2/2015	3 years - Auto A notice of termination of this management agreement sent by the Association to The Ritz-Carlton Management Company, LLC with a termination date at 9/12/2014.
The Ritz-Carlton Club, Jupiter	Jupiter, FL	Eagle Tree Property Owners’ Association, Inc.	10/1/2014	3 years - Auto termination of this management agreement between the Association and The Ritz-Carlton Management Company, LLC will take place 9/12/2014.
The Ritz-Carlton Club, Lake Tahoe	Lake Tahoe, CA	Highlands Resort Club Association, Inc.	10/1/2014	3 years - Auto

The Ritz-Carlton Club, Lake Tahoe	Lake Tahoe, CA	Highlands Resort Condominium Association, Inc.	10/1/2014	3 years - Auto

The Ritz-Carlton Club and Residences, San Franscisco	San Francisco, CA	690 Market Master Association	8/31/2015	1 year - Auto
The Ritz-Carlton Club and Residences, San Franscisco	San Francisco, CA	690 Market Club Owners Association	8/31/2015	3 years - Auto

Management Entity: The Ritz-Carlton Management Company, LLC
Site	Location	Name of Association	Current Expiration Date	Renewal Terms (Continuous until terminated or otherwise noted)
The Ritz-Carlton Club and Residences, San Franscisco	San Francisco, CA	690 Market Homeowners Association	8/31/2015	1 year - Auto
The Ritz-Carlton Club and Residences, San Francisco	San Francisco, CA	RC Social Club of San Francisco, Inc.	2/21/2015	1 year - Auto
The Ritz-Carlton Club and Residences, Vail	Vail, CO	WDL Vail Condominium Association, Inc.	9/10/2015	5 years - Auto

The Ritz-Carlton Club and Residences, Vail	Vail, CO	WDL Vail Club Association, Inc.	10/25/2015	5 years - Auto

ACKNOWLEDGEMENT AND CONSENT***

The undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Guarantee and Collateral Agreement dated as of September 10, 2014 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

***	This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor. If a consent is required, its execution and delivery should be included among the conditions to the initial borrowing specified in the Credit Agreement.

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , made by                                          (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Marriott Vacations Worldwide Corporation (“MVWC”), Marriott Ownership Resorts, Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into an Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Second Amended and Restated Guarantee and Collateral Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

[Supplement to Schedule 7]